INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE, DATED
                                MARCH 4, 2007.

                      STRUCTURAL AND COLLATERAL INFORMATION

                                 $7,320,615,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                  CLASSES A-1, A-2, A-3, A-4, A-PB, A-5, A-1A,
                           A-M, A-J, B, C, D, E AND F

                                 SERIES 2007-C30

                                  MARCH 4, 2007

                                    Sponsors
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      ARTESIA MORTGAGE CAPITAL CORPORATION

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                         CWCAPITAL ASSET MANAGEMENT LLC

                           [WACHOVIA SECURITIES LOGO]

Credit Suisse                 Goldman, Sachs & Co.           Merrill Lynch & Co.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure
   Transaction Terms .....................................................     3
   Structure Overview ....................................................     8
Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE

TRANSACTION TERMS

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT, DATED MARCH 4,
     2007.

ISSUE TYPE                       Sequential pay REMIC. Class A-1, Class A-2,
                                 Class A-3, Class A-4, Class A-PB, Class A-5,
                                 Class A-1A, Class A-M, Class A-J, Class B,
                                 Class C, Class D, Class E and Class F
                                 Certificates (the "Offered Certificates") are
                                 offered publicly. All other Certificates will
                                 be privately placed.

CUT-OFF DATE                     All Mortgage Loan characteristics are based on
                                 balances as of the Cut-Off Date, which is March
                                 1, 2007, with respect to 1 Mortgage Loan, March
                                 8, 2007, with respect to 1 Mortgage Loan and
                                 March 11, 2007, with respect to 261 Mortgage
                                 Loans. All percentages presented herein are
                                 approximate.

MORTGAGE POOL                    The Mortgage Pool consists of 263 Mortgage
                                 Loans (the "Mortgage Loans") with an aggregate
                                 principal balance as of the Cut-Off Date of
                                 $7,903,498,737 (the "Cut-Off Date Pool
                                 Balance"), subject to a variance of plus or
                                 minus 5%. The Mortgage Loans are secured by 328
                                 properties (the "Mortgaged Properties") located
                                 throughout 43 states and the District of
                                 Columbia. The Mortgage Pool will be deemed to
                                 consist of 2 loan groups ("Loan Group 1" and
                                 "Loan Group 2" and, together, the "Loan
                                 Groups"). Loan Group 1 will consist of all of
                                 the Mortgage Loans that are not secured by
                                 Mortgaged Properties that are multifamily
                                 properties with an aggregate principal balance
                                 as of the Cut-Off Date of $5,613,819,111 (the
                                 "Cut-Off Date Group 1 Balance"). Loan Group 2
                                 will consist of 51 Mortgage Loans that are
                                 secured by multifamily properties with an
                                 aggregate principal balance as of the Cut-Off
                                 Date of $2,289,679,626 (the "Cut-Off Date Group
                                 2 Balance").

DEPOSITOR                        Wachovia Commercial Mortgage Securities, Inc.

UNDERWRITERS                     Wachovia Capital Markets, LLC, Credit Suisse
                                 Securities (USA) LLC, Goldman, Sachs & Co. and
                                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated. It is intended that Wachovia
                                 Securities International Limited will act as a
                                 member of the selling group on behalf of
                                 Wachovia Capital Markets, LLC and may sell
                                 Offered Certificates on behalf of Wachovia
                                 Capital Markets, LLC in certain jurisdictions.

SPONSORS                         Wachovia Bank, National Association
                                 ("Wachovia") and Artesia Mortgage Capital
                                 Corporation ("Artesia").

MORTGAGE LOAN SELLERS            Each sponsor and Column Financial, Inc.
                                 ("Column")

                                                                  NUMBER OF     AGGREGATE      PERCENTAGE OF
                                                                   MORTGAGE    CUT-OFF DATE    CUT-OFF DATE
                                 MORTGAGE LOAN SELLER               LOANS        BALANCE       POOL BALANCE
                                 ------------------------------   ---------   --------------   -------------

                                 Wachovia Bank, National
                                 Association*                        195      $7,013,792,087        88.7%
                                 Artesia Mortgage Capital
                                 Corporation                          68         754,706,651         9.5
                                 Column Financial, Inc.*               1         135,000,000         1.7
                                 TOTAL                               263      $7,903,498,737       100.0%
                                                                     ===      ==============       =====

                                 ----------
                                 *    With respect to the 485 Lexington Avenue
                                      Loan, a 40.0% interest in the Mortgage
                                      Loan is being sold to the Trust Fund by
                                      Wachovia Bank, National Association and a
                                      30.0% interest in the Mortgage Loan is
                                      being sold to the Trust Fund by Column
                                      Financial, Inc. The remaining 30.0%
                                      interest in the Mortgage Loan will not be
                                      an asset of the Trust Fund. Both Mortgage
                                      Loan Sellers are credited with one
                                      Mortgage Loan but are only credited with
                                      their respective pro rata portion for the
                                      Aggregate Cut-Off Date Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                        3

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

TRANSACTION TERMS

TRUSTEE                          Wells Fargo Bank, N.A.

MASTER SERVICER                  Wachovia Bank, National Association

SPECIAL SERVICER                 CWCapital Asset Management LLC

RATING AGENCIES                  Fitch, Inc. ("Fitch"), Moody's Investors
                                 Service, Inc. ("Moody's") and Standard & Poor's
                                 Ratings Services, a division of The McGraw-Hill
                                 Companies Inc. ("S&P").

DENOMINATIONS                    $10,000 minimum for the Offered Certificates.

CLOSING DATE                     On or about March 28, 2007.

SETTLEMENT TERMS                 Book-entry through DTC for all Offered
                                 Certificates.

DISTRIBUTION DATE                The fourth business day following the related
                                 Determination Date, commencing in April 2007.

DETERMINATION DATE               The 11th day of each month, or if such 11th day
                                 is not a business day, the next succeeding
                                 business day, commencing, with respect to the
                                 Offered Certificates, in April 2007.

INTEREST DISTRIBUTIONS           Each Class of Offered Certificates will be
                                 entitled on each Distribution Date to interest
                                 accrued at its Pass-Through Rate for such
                                 Distribution Date on the outstanding
                                 Certificate Balance or Notional Amount of such
                                 Class. Interest will be distributed on each
                                 Distribution Date in sequential order of Class
                                 designations with the Class A-1, Class A-2,
                                 Class A-3, Class A-4, Class A-PB, Class A-5,
                                 Class A-1A, Class X-P, Class X-C and Class X-W
                                 Certificates ranking pari passu in entitlement
                                 to interest.

                                 The Offered Certificates will accrue interest
                                 on the basis of a 360-day year consisting of
                                 twelve 30-day months.

                                 The interest accrual period with respect to any
                                 Distribution Date and any Class of Offered
                                 Certificates is the calendar month preceding
                                 the month in which the Distribution Date
                                 occurs.

PRINCIPAL DISTRIBUTIONS          Principal will be distributed on each
                                 Distribution Date in accordance with the
                                 priorities set forth in "DESCRIPTION OF THE
                                 CERTIFICATES--Distributions" in the free
                                 writing prospectus, dated March 4, 2007 (the
                                 "Prospectus Supplement"). Generally, the Class
                                 A-1, Class A-2, Class A-3, Class A-4, Class
                                 A-PB and Class A-5 Certificates will only be
                                 entitled to receive distributions of principal
                                 collected or advanced in respect of Mortgage
                                 Loans in Loan Group 1 until the Certificate
                                 Balance of the Class A-1A Certificates has been
                                 reduced to zero, and the Class A-1A
                                 Certificates will only be entitled to receive
                                 distributions of principal collected or
                                 advanced in respect of Mortgage Loans in Loan
                                 Group 2 until the Certificate Balance of the
                                 Class A-5 Certificates has been reduced to
                                 zero. If, due to losses, the Certificate
                                 Balances of the Class A-M through Class S
                                 Certificates are reduced to zero, but any two
                                 or more of the Class A-1, Class A-2, Class A-3,
                                 Class A-4, Class A-PB, Class A-5 and Class A-1A
                                 Certificates remain outstanding, payments of
                                 principal (other than distributions of
                                 principal otherwise allocable to reduce the
                                 Certificate Balance of the Class A-PB
                                 Certificates to its planned principal amount)
                                 to the Class A-1, Class A-2, Class A-3, Class
                                 A-4, Class A-PB, Class A-5 and Class A-1A
                                 Certificates will be made on a pro rata basis.

LOSSES                           Realized Losses and Additional Trust Fund
                                 Expenses, if any, will be allocated to the
                                 Class S, Class Q, Class P, Class O, Class N,
                                 Class M, Class L, Class K, Class J, Class H,
                                 Class G, Class F, Class E, Class D, Class C,
                                 Class B, Class A-J and Class A-M Certificates,
                                 in that order, and then, pro rata, to the Class
                                 A-1, Class A-2, Class A-3, Class A-4, Class
                                 A-PB, Class A-5 and Class A-1A Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                        4

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

TRANSACTION TERMS

PREPAYMENT PREMIUMS AND YIELD    Any Prepayment Premiums or Yield Maintenance
   MAINTENANCE CHARGES           Charges actually collected on a Mortgage Loan
                                 during the related collection period in which
                                 the prepayment occurred will be distributed to
                                 Certificateholders on the related Distribution
                                 Date following the collection period in which
                                 the prepayment occurred. Generally, the Class
                                 A-1, Class A-2, Class A-3, Class A-4, Class
                                 A-PB and Class A-5 Certificates will only be
                                 entitled to receive distributions of Prepayment
                                 Premiums or Yield Maintenance Charges in
                                 respect of Mortgage Loans in Loan Group 1 until
                                 the Certificate Balance of the Class A-1A
                                 Certificates has been reduced to zero, and the
                                 Class A-1A Certificates will only be entitled
                                 to receive distributions of Prepayment Premiums
                                 or Yield Maintenance Charges in respect of
                                 Mortgage Loans in Loan Group 2 until the
                                 Certificate Balance of the Class A-5
                                 Certificates has been reduced to zero. On each
                                 Distribution Date, the holders of each Class of
                                 Offered Certificates and the Class G, Class H,
                                 Class J and Class K Certificates then entitled
                                 to principal distributions will be entitled to
                                 a portion of Prepayment Premiums or Yield
                                 Maintenance Charges equal to the product of (a)
                                 the amount of such Prepayment Premiums or Yield
                                 Maintenance Charges, multiplied by (b) a
                                 fraction, the numerator of which is equal to
                                 the excess, if any, of the Pass-Through Rate of
                                 such Class of Certificates over the relevant
                                 Discount Rate, and the denominator of which is
                                 equal to the excess, if any, of the Mortgage
                                 Rate of the prepaid Mortgage Loan over the
                                 relevant Discount Rate, multiplied by (c) a
                                 fraction, the numerator of which is equal to
                                 the amount of principal distributable on such
                                 Class of Certificates on such Distribution
                                 Date, and the denominator of which is the
                                 Principal Distribution Amount for such
                                 Distribution Date.

                                 The portion, if any, of the Prepayment Premiums
                                 or Yield Maintenance Charges remaining after
                                 any payments described above will be
                                 distributed as follows (a) on or before the
                                 Distribution Date in March 2014, 7.0% to the
                                 holders of the Class X-P Certificates, 18.0% to
                                 the holders of the Class X-C Certificates and
                                 75.0% to the holders of the Class X-W
                                 Certificates and (b) thereafter, 25.0% to the
                                 holders of the Class X-C Certificates and 75.0%
                                 to the holders of the Class X-W Certificates.

NON-SERVICED LOAN                The State Street Financial Center Loan will be
                                 serviced pursuant to the pooling and servicing
                                 agreement relating to another transaction. See
                                 "SERVICING OF THE MORTGAGE LOANS--Servicing of
                                 the State Street Financial Center Loan" in the
                                 Prospectus Supplement.

ADVANCES                         The Master Servicer, and if the Master Servicer
                                 fails to do so, the Trustee, will be obligated
                                 to make P&I Advances and Servicing Advances,
                                 including delinquent property taxes and
                                 insurance, on the Mortgage Loans (other than
                                 the State Street Financial Center Loan), but
                                 only to the extent that such Advances are not
                                 deemed non-recoverable and, in the case of P&I
                                 Advances, subject to any Appraisal Reductions
                                 that may occur. With respect to the State
                                 Street Financial Center Loan, Servicing
                                 Advances will generally be made by the LB-UBS
                                 2007-C1 Master Servicer. The Master Servicer
                                 under the Pooling and Servicing Agreement will
                                 make P&I Advances with respect to the State
                                 Street Financial Center Loan.

APPRAISAL REDUCTIONS             An appraisal reduction generally will be
                                 created in the amount, if any, by which the
                                 principal balance of a Required Appraisal Loan
                                 (plus other amounts overdue or advanced in
                                 connection with such loan) exceeds 90% of the
                                 appraised value of the related Mortgaged
                                 Property plus all escrows and reserves
                                 (including letters of credit) held with respect
                                 to the Mortgage Loan. As a result of
                                 calculating an Appraisal Reduction Amount for a
                                 given Mortgage Loan, the P&I Advance for such
                                 Mortgage Loan will be reduced, which will have
                                 the effect of reducing the amount of interest
                                 available for distribution to the Subordinate
                                 Certificates in reverse order of priority of
                                 the Classes. An Appraisal Reduction will be
                                 reduced to zero as of the date the related
                                 Mortgage Loan has been brought current for at
                                 least three consecutive months, paid in full,
                                 liquidated, repurchased or otherwise disposed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                        5

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

TRANSACTION TERMS

OPTIONAL TERMINATION             The Master Servicer, the Special Servicer and
                                 certain Certificateholders will have the option
                                 to terminate the Trust Fund in whole, but not
                                 in part, and purchase the remaining assets of
                                 the Trust Fund on or after the Distribution
                                 Date on which the Stated Principal Balance of
                                 the Mortgage Loans then outstanding is less
                                 than 1% of the Cut-Off Date Pool Balance. Such
                                 purchase price will generally be at a price
                                 equal to the unpaid aggregate principal balance
                                 of the Mortgage Loans (or fair market value in
                                 the case of REO Properties), plus accrued and
                                 unpaid interest and certain other additional
                                 trust fund expenses.

                                 The Trust Fund may also be terminated under
                                 certain circumstances when the Offered
                                 Certificates have been paid in full and the
                                 remaining outstanding Certificates (other than
                                 the Class Z Certificates, Class R-I
                                 Certificates and Class R-II Certificates) are
                                 held by a single Certificateholder.

CONTROLLING CLASS                The Class of Sequential Pay Certificates (a)
                                 which bears the latest alphabetical Class
                                 designation and (b) the Certificate Balance of
                                 which is greater than 25% of its original
                                 Certificate Balance; provided, however, if no
                                 Class of Sequential Pay Certificates satisfies
                                 clause (b) above, the Controlling Class shall
                                 be the outstanding Class of Sequential Pay
                                 Certificates bearing the latest alphabetical
                                 Class designation.

CONTROLLING CLASS                The representative appointed by the holder of
   REPRESENTATIVE                the majority of the Class Principal Balance of
                                 the Controlling Class. In addition, the holders
                                 of the Companion Loans may have the ability to
                                 exercise some or all of the rights of the
                                 Controlling Class and the Controlling Class
                                 Representative. See "SERVICING OF THE MORTGAGE
                                 LOANS--The Controlling Class Representative"
                                 and "--Servicing of the State Street Financial
                                 Center Loan" in the Prospectus Supplement for
                                 more information.

ERISA                            The Offered Certificates are expected to be
                                 ERISA eligible.

SMMEA                            The Offered Certificates are not expected to be
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

TAX                              The Offered Certificates will be treated as
                                 regular interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                        6

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

TRANSACTION TERMS

                          WACHOVIA CAPITAL MARKETS, LLC

                          Charles Culbreth
                          (704) 383-7716 (Phone)
                          (704) 715-0066 (Fax)

                          Scott Fuller
                          (704) 715-8440 (Phone)
                          (704) 715-1214 (Fax)

                          Bill White
                          (704) 715-8440 (Phone)
                          (704) 715-1214 (Fax)

                          Chris Campbell
                          (704) 715-8440 (Phone)
                          (704) 715-1214 (Fax)

CREDIT SUISSE SECURITIES  GOLDMAN, SACHS & CO.      MERRILL LYNCH, PIERCE,
(USA) LLC                                           FENNER & SMITH INCORPORATED

Barry Polen               Anthony Kim               John Mulligan
(212) 325-3295 (Phone)    (212) 357-7160 (Phone)    (212) 449-3860 (Phone)
(212) 325-8104 (Fax)      (212) 902-1691 (Fax)      (212) 738-1491 (Fax)

Chris Anderson            Scott Walter              Max Baker
(212) 325-3295 (Phone)    (212) 357-8910 (Phone)    (212) 449-3860 (Phone)
(212) 743-4790 (Fax)      (212) 902-1691 (Fax)      (212) 738-1491 (Fax)

Andrew Winer              Mitch Resnick             Rich Sigg
(212) 325-3295 (Phone)    +44-20-7774-3068 (Phone)  (212) 449-3860 (Phone)
(212) 743-4521 (Fax)      +44-20-7552-0990 (Fax)    (212) 738-1491 (Fax)

Reese Mason               Omar Chaudhary            Joe Cuomo
(212) 538-8661 (Phone)    +81-3-6437-7198 (Phone)   (212) 449-3766 (Phone)
(212) 743-5227 (Fax)      +81-3-6437-1200 (Fax)     (212) 449-7684 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                        7

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

OFFERED CERTIFICATES

                                                    APPROX.                                                ASSUMED
         EXPECTED RATINGS(3)                         % OF       APPROX.     WEIGHTED                        FINAL
        ---------------------     CERTIFICATE    CUT-OFF DATE   CREDIT       AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS   FITCH   MOODY'S   S&P      BALANCE(1)    POOL BALANCE   SUPPORT   LIFE(YRS)(2)     WINDOW(2)        DATE(2)     RATE TYPE
-----   -----   -------   ---   --------------   ------------   -------   ------------   -------------   ------------   ---------

 A-1     AAA      Aaa     AAA   $   35,195,000       0.445%     30.000%       2.79       04/07 - 11/11     11/15/11       Fixed
 A-2     AAA      Aaa     AAA   $  100,000,000       1.265%     30.000%       4.77       11/11 - 01/12     01/15/12       Fixed
 A-3     AAA      Aaa     AAA   $  908,744,000      11.498%     30.000%       4.84       01/12 - 03/12     03/15/12       Fixed
 A-4     AAA      Aaa     AAA   $  195,542,000       2.474%     30.000%       6.96       12/13 - 03/14     03/15/14       Fixed
 A-PB    AAA      Aaa     AAA   $  126,906,000       1.606%     30.000%       7.36       03/12 - 09/16     09/15/16       Fixed
 A-5     AAA      Aaa     AAA   $1,876,383,000      23.741%     30.000%       9.77       09/16 - 01/17     01/15/17       Fixed
 A-1A    AAA      Aaa     AAA   $2,289,679,000      28.970%     30.000%       9.35       04/07 - 01/17     01/15/17      Fixed(5)
 A-M     AAA      Aaa     AAA   $  790,349,000      10.000%     20.000%       9.85       01/17 - 02/17     02/15/17      Fixed(5)
 A-J     AAA      Aaa     AAA   $  671,798,000       8.500%     11.500%       9.88       02/17 - 02/17     02/15/17      Fixed(5)
 B       AA+      Aa1     AA+   $   49,397,000       0.625%     10.875%       9.88       02/17 - 02/17     02/15/17      Fixed(5)
 C        AA      Aa2      AA   $   79,035,000       1.000%      9.875%       9.88       02/17 - 02/17     02/15/17      Fixed(5)
 D       AA-      Aa3     AA-   $   69,155,000       0.875%      9.000%       9.90       02/17 - 03/17     03/15/17      Fixed(5)
 E        A+       A1      A+   $   59,277,000       0.750%      8.250%       9.96       03/17 - 03/17     03/15/17      Fixed(5)
 F        A        A2      A    $   69,155,000       0.875%      7.375%       9.96       03/17 - 03/17     03/15/17      Fixed(5)

NON-OFFERED CERTIFICATES

                                    CERTIFICATE        APPROX.                                            ASSUMED
           EXPECTED RATINGS(3)      BALANCE OR          % OF       APPROX.     WEIGHTED                    FINAL
         ----------------------      NOTIONAL       CUT-OFF DATE    CREDIT      AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS    FITCH   MOODY'S    S&P      AMOUNT(1)      POOL BALANCE   SUPPORT   LIFE(YRS)(2)   WINDOW(2)      DATE(2)      RATE TYPE
------   -----   -------   ----   --------------    ------------   -------   ------------   ---------   ------------   ----------

G          A-       A3      A-    $   98,794,000       1.250%       6.125%        (6)          (6)           (6)         Fixed(5)
H         BBB+     Baa1    BBB+   $   79,035,000       1.000%       5.125%        (6)          (6)           (6)          WAC(7)
J         BBB      Baa2     BBB   $   88,914,000       1.125%       4.000%        (6)          (6)           (6)          WAC(7)
K         BBB-     Baa3    BBB-   $   79,035,000       1.000%       3.000%        (6)          (6)           (6)          WAC(7)
L          NR      Ba1      BB+   $   39,518,000       0.500%       2.500%        (6)          (6)           (6)         Fixed(5)
M          NR      Ba2      BB    $   19,759,000       0.250%       2.250%        (6)          (6)           (6)         Fixed(5)
N          NR      Ba3      BB-   $   29,638,000       0.375%       1.875%        (6)          (6)           (6)         Fixed(5)
O          NR       B1      NR    $   19,758,000       0.250%       1.625%        (6)          (6)           (6)         Fixed(5)
P          NR       B2      NR    $    9,880,000       0.125%       1.500%        (6)          (6)           (6)         Fixed(5)
Q          NR       B3      NR    $   19,759,000       0.250%       1.250%        (6)          (6)           (6)         Fixed(5)
S          NR       NR      NR    $   98,793,737       1.250%       0.000%        (6)          (6)           (6)         Fixed(5)
X-P(8)    AAA      Aaa      AAA   $1,912,455,500(4)     N/A           N/A         N/A          N/A           (6)       Variable-IO
X-C(8)    AAA      Aaa      AAA   $1,975,874,684(4)     N/A           N/A         N/A          N/A           (6)       Variable-IO
X-W(8)    AAA      Aaa      AAA   $5,927,624,052(4)     N/A           N/A         N/A          N/A           (6)       Variable-IO

(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  Based on no prepayments and the other assumptions set forth under "YIELD
     AND MATURITY CONSIDERATIONS--Weighted Average Life" in the Prospectus
     Supplement.

(3)  By each of Fitch, Inc., Moody's Investors Service, Inc. and Standard &
     Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. See
     "RATINGS" in the Prospectus Supplement.

(4)  None of the Class X-P Certificates, the Class X-C Certificates or the Class
     X-W Certificates will have a certificate balance and their respective holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the applicable Class of Certificates, as described in the Prospectus Supplement. The interest rate applicable to each of the
     Class X-P Certificates, the Class X-C Certificates and the Class X-W
     Certificates for each distribution date will be as described in the
     Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--Pass-Through
     Rates" in the Prospectus Supplement.

(5)  The pass-through rate applicable to each of the Class A-1A, Class A-M,
     Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class L,
     Class M, Class N, Class O, Class P, Class Q and Class S Certificates for
     any distribution date will be subject to a maximum rate equal to the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement) for the related date.

(6)  Not offered publicly. Any information we provide herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.

(7)  The pass-through rate applicable to each of the Class H, Class J and Class
     K Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the
     Prospectus Supplement) for the related date.

(8)  The Class X-P, Class X-C and Class X-W Certificates are not offered herein or by the Prospectus Supplement. Any information we provide regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates. Generally, the Class X-P, Class X-C and Class
     X-W Certificates will not have a certificate balance and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the respective notional amount of the Class X-P, Class X-C and Class X-W Certificates. The
     interest rate applicable to the Class X-P, Class X-C and Class X-W
     Certificates for each distribution date will generally be as described in the Prospectus Supplement. See "DESCRIPTION OF THE
     CERTIFICATES--Pass-Through Rates" in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                        8

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

                  LOAN GROUP 1 SHORT-TERM COLLATERAL SUMMARY(1)

                                                                                                                  WEIGHTED
                                                                                               WEIGHTED  WEIGHTED  AVERAGE
 MORTGAGE                                                                                      AVERAGE   AVERAGE   CUT-OFF WEIGHTED
   LOAN                                              CUT-OFF DATE     BALLOON      PROPERTY   REMAINING REMAINING   DATE    AVERAGE
  NUMBER                     PROPERTY NAME           POOL BALANCE     BALANCE*       TYPE        TERM    IO TERM     LTV     DSCR
---------- ----------------------------------------- ------------ -------------- ------------ --------- --------- -------- --------

CLASS A-1
           CLASS A-1 TOTAL BALLOON PAYMENT                        $           --
           CLASS A-1 AMORTIZATION                                     35,195,000
                                                                  --------------
           TOTAL CLASS A-1 CERTIFICATE BALANCE                    $   35,195,000
                                                                  ==============
CLASS A-2  & CLASS A-3
    203    Amelia Plaza                              $  4,370,000 $    4,370,000    Retail      56          56      69.4%    1.72x
    209    Indian Creek Crossing                     $  4,080,000      4,080,000    Retail      56          56      74.2%    1.91x
    110    Peachtree Dunwoody GSA Building           $ 13,000,000     13,000,000    Office      57          57      76.9%    1.71x
    193    8 Winter Street                           $  4,984,218      4,660,106    Office      57           0      63.9%    1.20x
     3     350 Park Avenue                           $430,000,000    430,000,000    Office      58(2)       58      78.2%    1.21x
    28     One Citizens Plaza                        $ 43,500,000     43,500,000    Office      58(2)       58      71.3%    1.36x
    31     Sterling Regency                          $ 40,373,000     40,373,000    Office      58(2)       58      75.0%    1.70x
    68     Riverview Plaza                           $ 21,850,000     21,850,000    Office      58(2)       58      77.2%    1.26x
    83     Southland Mall                            $ 16,964,202     15,935,415    Retail      58(2)        0      79.6%    1.23x
    118    Extra Space Storage - Fort Washington, MD $ 11,280,000     11,280,000 Self Storage   58(2)       58      80.0%    1.55x
    141    Military Crossing                         $  8,655,000      8,655,000    Retail      58(2)       58      59.3%    1.94x
    150    Metro Executive Park                      $  7,700,000      7,700,000    Office      58(2)       58      77.0%    1.33x
    170    Reads Way Two                             $  6,000,000      6,000,000    Office      58(2)       58      36.4%    3.47x
    208    Florida Department of Agriculture         $  4,225,000      4,225,000    Office      58(2)       58      75.3%    1.48x
    233    Van Buren Office Building                 $  3,300,000      3,300,000    Office      58(2)       58      75.1%    1.25x
     8     Four Seasons Aviara Resort - Carlsbad, CA $186,500,000    186,500,000  Hospitality   59          59      74.3%    1.31x
    10     9 West 57th Street                        $100,000,000    100,000,000     Land       59          59      43.9%    2.18x
    48     10950 Washington Boulevard                $ 30,000,000     30,000,000    Office      59          59      70.6%    1.34x
    119    Owensmouth Corporate Center               $ 11,280,000     11,280,000    Office      59          59      74.7%    1.35x
    186    Fairway Center                            $  5,290,000      5,290,000    Office      59          59      76.7%    1.38x
    194    6600 Building                             $  4,960,000      4,960,000    Office      59          59      80.0%    1.37x
    27     The Aetna Building                        $ 45,000,000     45,000,000    Office      60          60      73.5%    1.33x
                                                                  --------------
           CLASS A-2 & CLASS A-3 TOTAL BALLOON
              PAYMENT                                              1,001,958,522                58          57      72.6%    1.40x
           CLASS A-2 & CLASS A-3 AMORTIZATION                          6,785,478
                                                                  --------------
           TOTAL CLASS A-2 & CLASS A-3 CERTIFICATE
              BALANCE                                             $1,008,744,000
                                                                  ==============
CLASS A-4
    175    Rivergate Center II                       $  5,679,000 $    5,541,623    Office      81          57      77.8%    1.29x
     7     One Congress Street                       $190,000,000    190,000,000   Mixed Use    84          84      73.7%    1.30x
                                                                  --------------
           CLASS A-4 TOTAL BALLOON PAYMENT                        $  195,541,623                84          83      73.8%    1.30x
           CLASS A-4 AMORTIZATION                                            377
                                                                  --------------
           TOTAL CLASS A-4 CERTIFICATE BALANCE                    $  195,542,000
                                                                  ==============
CLASS A-PB
    238    Central Square Shopping Center            $  3,130,575 $    2,474,358    Retail     105           0      73.7%    1.28x
                                                                  --------------
           CLASS A-PB TOTAL BALLOON PAYMENT                       $    2,474,358               105           0      73.7%    1.28x
           CLASS A-PB AMORTIZATION                                   124,431,642
                                                                  --------------
           TOTAL CLASS A-PB CERTIFICATE BALANCE                   $  126,906,000
                                                                  ==============

(1)  The information presented above is intended to depict the assumed effect of the repayment of certain Mortgage Loans on certain classes of Certificates.
     As of the Cut-Off Date, the balloon balances, total balloon payments and remaining class amortization were calculated taking into account the assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the Prospectus Supplement as well as assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and that each Mortgage Loan prepays on the first date it can prepay without a Prepayment Premium and is not subject to defeasance.

(2)  Taking into account the assumptions above, cash flows received in month 58 would be applied sequentially, first to the Class A-2 Certificates and then to the Class A-3 Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                        9

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                  GOLDMAN, SACHS & CO.          MERRILL LYNCH & CO.

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

                                                                                  ALL
GENERAL CHARACTERISTICS(1)                                                  MORTGAGE LOANS     LOAN GROUP 1      LOAN GROUP 2
-------------------------------------------------------------------------   --------------    --------------    --------------

Number of Mortgage Loans.................................................              263               212                51
Number of Crossed Loan Pools.............................................                7                 7                 0
Number of Mortgaged Properties...........................................              328               274                54
Aggregate Balance of all Mortgage Loans..................................   $7,903,498,737    $5,613,819,111    $2,289,679,626
Number of Mortgage Loans with Balloon Payments(2)........................              140               124                16
Aggregate Balance of Mortgage Loans with Balloon Payments(2).............   $2,073,861,414    $1,897,157,288    $  176,704,126
Number of Mortgage Loans with Anticipated Repayment Date(3)..............                5                 5                 0
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(3)...   $   31,563,383    $   31,563,383    $            0
Number of Fully Amortizing Mortgage Loans................................                2                 2                 0
Aggregate Balance of Fully Amortizing Mortgage Loans ....................   $    6,712,440    $    6,712,440    $            0
Number of Non-amortizing Mortgage Loans(4)...............................              116                81                35
Aggregate Balance of Non-amortizing Mortgage Loans(4)....................   $5,791,361,500    $3,678,386,000    $2,112,975,500
Average Balance of Mortgage Loans........................................   $   30,051,326    $   26,480,279    $   44,895,679
Minimum Balance of Mortgage Loans........................................   $      860,000    $      860,000    $    1,300,000
Maximum Balance of Mortgage Loans........................................   $1,500,000,000    $  536,000,000    $1,500,000,000
Maximum Balance for a group of cross-collateralized and
   cross-defaulted Mortgage Loans........................................   $   36,570,000(5) $  36,570,000(5)  $            0
Weighted Average LTV at Maturity or Anticipated Repayment Date(6)(7).....             68.6%             71.8%             60.6%
Weighted Average LTV ratio(6)(7).........................................             70.4%             74.1%             61.2%
Minimum LTV ratio(6)(7) .................................................             36.4%             36.4%             41.7%
Maximum LTV ratio(6)(7)..................................................             87.2%             87.2%             80.0%
Weighted Average DSCR(7).................................................             1.40x             1.32x             1.60x
Minimum DSCR(7)..........................................................             1.06x             1.06x             1.16x
Maximum DSCR(7)..........................................................             3.47x             3.47x             2.36x
Weighted Average Mortgage Loan interest rate(8)..........................            5.854%            5.720%            6.183%
Minimum Mortgage Loan interest rate(8)...................................            5.180%            5.280%            5.180%
Maximum Mortgage Loan interest rate(8)...................................            6.830%            6.830%            6.434%
Weighted Average Remaining Term to Maturity or Anticipated
   Repayment Date (months)...............................................              108               107               113
Minimum Remaining Term to Maturity or Anticipated Repayment Date
   (months)..............................................................               56                56                58
Maximum Remaining Term to Maturity or Anticipated Repayment Date
   (months)..............................................................              132               132               120
Weighted Average Occupany Rate(9)........................................             94.5%             93.8%             96.2%

(1)  With respect to 1 Mortgage Loan (loan number 1), the related Mortgage Loan documents permit the related borrower to obtain additional future debt that would be pari passu in right of entitlement with the related Mortgage Loan.
     For purposes of these numbers it has been assumed that such future debt is not advanced. For a description of the debt service coverage ratios and loan-to-value ratios with respect to this Mortgage Loan, see "Peter Cooper
     Village & Stuyvesant Town" herein.

(2)  Does not include Mortgage Loans with anticipated repayment dates or
     Mortgage Loans that are interest-only for their entire term.

(3)  Does not include Mortgage Loans that are interest-only for their entire term.

(4)  Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(5)  Consists of a group of 3 individual Mortgage Loans (loan numbers 63, 163 and 166).

(6)  For a description of how the LTV Ratios for the Mortgage Loans are determined, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan
     Information" and "RISK FACTORS--The Mortgage Loans--Risks Related to
     Property Inspections and Certain Assumptions in Appraisals" in the
     Prospectus Supplement.

(7)  Certain of the Mortgage Loans have LTV Ratios that have been calculated on an "as-stabilized" basis, or have LTV Ratios or DSC Ratios that have been adjusted to take into account certain cash reserves or letters of credit.
     See "Additional Mortgage Loan Information" herein. Also, see "DESCRIPTION
     OF THE MORTGAGE POOL--Additional Mortgage Loan Information" and "RISK
     FACTORS--Risks Relating to Net Cash Flow" and "--Inspections and Appraisals
     May Not Accurately Reflect Value or Condition of Mortgaged Property" in the
     Prospectus Supplement.

(8)  The interest rates with respect to 3 Mortgage Loans (loan numbers 25, 49 and 70), representing 1.2% of the Cut-Off Date Pool Balance (2 Mortgage
     Loans in Loan Group 1 or 1.4% of the Cut-off Date Group 1 Balance and 1
     Mortgage Loan in Loan Group 2 or 0.9% of the Cut-Off Date Loan Group 2
     Balance) may vary during the term of the related Mortgage Loan. For purposes of the table above as well as calculations throughout the
     Prospectus Supplement, the mortgage rate was assumed to be the average mortgage rate over the term of the related Mortgage Loan. See "DESCRIPTION
     OF THE MORTGAGE POOL--Additional Mortgage Loan Information" in the
     Prospectus Supplement.

(9)  Does not include 18 hospitality properties, representing, by allocated loan amount, 5.2% of the Cut-Off Date Pool Balance (7.3% of the Cut-Off Date
     Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                   GOLDMAN, SACHS & CO.         MERRILL LYNCH & CO.

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

                                 [PIE CHART]

PROPERTY TYPE

                                                   % OF   % OF    % OF                                                      WEIGHTED
                        NUMBER OF   AGGREGATE    INITIAL GROUP 1 GROUP 2 WEIGHTED   MIN / MAX      AVERAGE      MIN / MAX   AVERAGE
                        MORTGAGED  CUT-OFF DATE    POOL    POOL    POOL   AVERAGE      DSCR     CUT-OFF DATE   CUT-OFF DATE MORTGAGE
    PROPERTY TYPE      PROPERTIES   BALANCE(1)   BALANCE BALANCE BALANCE  DSCR(2)  WEIGHTED(2)  LTV RATIO(2)   LTV RATIO(2)   RATE
---------------------- ---------- -------------- ------- ------- ------- -------- ------------- ------------ -------------- --------

Office                      82    $3,397,538,675   43.0%   60.5%    0.0%   1.25x  1.06x / 3.47x      76.3%   36.4% / 87.2%    5.677%
Multifamily                 54     2,289,679,626   29.0     0.0   100.0    1.60x  1.16x / 2.36x      61.2%   41.7% / 80.0%    6.183%
Retail                      90       895,588,411   11.3    16.0     0.0    1.39x  1.06x / 2.44x      72.6%   43.3% / 80.8%    5.752%
   Retail - Anchored        36       642,666,495    8.1    11.4     0.0    1.40x  1.16x / 2.42x      72.6%   43.3% / 80.0%    5.753%
   Retail - Single
      Tenant                30       148,371,830    1.9     2.6     0.0    1.38x  1.06x / 2.44x      72.3%   49.3% / 80.0%    5.731%
   Retail - Unanchored      13        56,385,217    0.7     1.0     0.0    1.30x  1.21x / 1.62x      72.0%   59.6% / 79.9%    5.823%
   Retail - Shadow
      Anchored(3)           11        48,164,869    0.6     0.9     0.0    1.32x  1.20x / 1.50x      73.2%   54.7% / 80.8%    5.723%
Hospitality                 18       409,119,656    5.2     7.3     0.0    1.52x  1.21x / 2.25x      67.2%   47.7% / 74.9%    5.877%
Mixed Use                    8       340,696,297    4.3     6.1     0.0    1.29x  1.20x / 1.34x      74.2%   70.8% / 80.0%    5.923%
Industrial                  50       294,885,179    3.7     5.3     0.0    1.32x  1.15x / 2.10x      72.9%   58.0% / 80.0%    5.774%
Self Storage                22       139,150,000    1.8     2.5     0.0    1.34x  1.19x / 1.82x      75.5%   58.7% / 80.0%    5.690%
Land(4)                      2       101,396,894    1.3     1.8     0.0    2.17x  1.51x / 2.18x      44.0%   43.9% / 55.3%    5.455%
Healthcare                   1        32,500,000    0.4     0.6     0.0    1.29x  1.29x / 1.29x      66.0%   66.0% / 66.0%    5.790%
Mobile Home Park             1         2,944,000    0.0     0.1     0.0    1.58x  1.58x / 1.58x      79.6%   79.6% / 79.6%    5.600%
                           ---    --------------  -----   -----   -----    ----   ------------       ----    ------------     -----
                           328    $7,903,498,737  100.0%  100.0%  100.0%   1.40x  1.06x / 3.47x      70.4%   36.4% / 87.2%    5.854%
                           ===    ==============  =====   =====   =====    ====   ============       ====    ============     =====

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage
     Loan documents).

(2)  Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or that have LTV Ratios or DSC Ratios that have been adjusted to take into account certain cash reserves or letters of credit. See "Additional Mortgage Loan Information" herein. Also, see
     "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information"
     and "RISK FACTORS--Risks Relating to Net Cash Flow" and "--Inspections and
     Appraisals May Not Accurately Reflect Value or Condition of Mortgaged
     Property" in the Prospectus Supplement.

(3)  A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(4)  As of the origination of the related Mortgage Loan, one Mortgaged Property was improved with an office building and the other was improved with a retail bank branch; however, in either case, the improvements are not part of the collateral for the related Mortgaged Property.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                  GOLDMAN, SACHS & CO.          MERRILL LYNCH & CO.

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

                                      [MAP]

PROPERTY LOCATION

                                                                % OF     % OF                  WEIGHTED     WEIGHTED
                  NUMBER OF     AGGREGATE          % OF       INITIAL   INITIAL   WEIGHTED      AVERAGE      AVERAGE
                  MORTGAGED    CUT-OFF DATE       INITIAL     GROUP 1   GROUP 2    AVERAGE   CUT-OFF DATE   MORTGAGE
    STATE        PROPERTIES     BALANCE(1)     POOL BALANCE   BALANCE   BALANCE    DSCR(2)   LTV RATIO(2)     RATE
--------------   ----------   --------------   ------------   -------   -------   --------   ------------   --------

NY                    19      $3,215,543,000        40.7%       30.4%     66.0%     1.49x        65.1%        5.957%
CA                    38         821,461,405        10.4        11.4       7.9      1.32x        72.7%        5.751%
   Southern(3)        31         743,251,405         9.4        10.1       7.8      1.31x        72.9%        5.756%
   Northern(3)         7          78,210,000         1.0         1.3       0.2      1.34x        70.8%        5.710%
MA                    10         655,704,758         8.3        11.4       0.8      1.24x        81.1%        5.813%
TX                    40         521,860,500         6.6         7.1       5.4      1.36x        72.1%        5.631%
Other                221       2,688,929,074        34.0        39.8      19.8      1.35x        73.0%        5.817%
                     ---      --------------       -----       -----     -----      ----         ----         -----
                     328      $7,903,498,737       100.0%      100.0%    100.0%     1.40x        70.4%        5.854%
                     ===      ==============       =====       =====     =====      ====         ====         =====

o    THE MORTGAGED PROPERTIES ARE LOCATED IN 43 STATES AND THE DISTRICT OF
     COLUMBIA.

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those Mortgaged
     Properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or that have LTV Ratios or DSC
      Ratios that have been adjusted to take into account certain cash reserves or letters of credit.  See "Additional Mortgage Loan Information" herein.
      Also, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan
      Information" and "RISK FACTORS--Risks Relating to Net Cash Flow" and
      "--Inspections and Appraisals May Not Accurately Reflect Value or
      Condition of Mortgaged Property" in the Prospectus Supplement.

(3)   For purposes of determining whether a Mortgaged Property is in Northern
      California or Southern California, Mortgaged Properties north of San Luis
      Obispo County, Kern County and San Bernardino County were included in
      Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                  GOLDMAN, SACHS & CO.          MERRILL LYNCH & CO.

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE

                                                                 % OF
                                  NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
             RANGE OF              MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
    CUT-OFF DATE BALANCES ($)       LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------    ---------   --------------   -------   -------   -------

860,000 - 2,000,000 ...........        6      $    8,535,951      0.1%      0.1%      0.1%
2,000,001 - 3,000,000 .........       19          50,543,446      0.6       0.8       0.1
3,000,001 - 4,000,000 .........       29         105,458,243      1.3       1.5       0.8
4,000,001 - 5,000,000 .........       21          96,571,172      1.2       1.7       0.0
5,000,001 - 6,000,000 .........       21         117,165,536      1.5       1.6       1.2
6,000,001 - 7,000,000 .........       11          72,371,788      0.9       0.9       0.9
7,000,001 - 8,000,000 .........       10          75,863,249      1.0       0.9       1.0
8,000,001 - 9,000,000 .........       13         112,705,434      1.4       1.5       1.2
9,000,001 - 10,000,000 ........       8           75,567,506      1.0       0.8       1.2
10,000,001 - 15,000,000 .......       34         432,042,106      5.5       5.9       4.5
15,000,001 - 20,000,000 .......       20         345,720,950      4.4       5.2       2.3
20,000,001 - 25,000,000 .......       13         293,275,000      3.7       3.2       4.9
25,000,001 - 30,000,000 .......       11         307,180,000      3.9       4.0       3.7
30,000,001 - 35,000,000 .......        9         296,730,000      3.8       4.7       1.5
35,000,001 - 40,000,000 .......        7         268,525,000      3.4       2.7       5.1
40,000,001 - 45,000,000 .......        5         213,833,000      2.7       3.1       1.8
45,000,001 - 50,000,000 .......        6         290,052,000      3.7       3.5       4.2
50,000,001 - 55,000,000 .......        2         106,225,000      1.3       1.9       0.0
55,000,001 - 60,000,000 .......        4         237,015,357      3.0       4.2       0.0
60,000,001 - 65,000,000 .......        2         123,118,000      1.6       2.2       0.0
70,000,001 - 75,000,000 .......        1          75,000,000      0.9       1.3       0.0
90,000,001 - 100,000,000 ......        2         195,000,000      2.5       3.5       0.0
150,000,001 - 200,000,000 .....        3         556,500,000      7.0       9.9       0.0
200,000,001 - 300,000,000 .....        1         280,000,000      3.5       5.0       0.0
300,000,001 - 400,000,000 .....        2         702,500,000      8.9      12.5       0.0
400,000,001 - 500,000,000 .....        1         430,000,000      5.4       7.7       0.0
500,000,001 - 1,000,000,000 ...        1         536,000,000      6.8       9.5       0.0
1,000,000,001 - 1,500,000,000..        1       1,500,000,000     19.0       0.0      65.5
                                     ---      --------------    -----     -----     -----
                                     263      $7,903,498,737    100.0%    100.0%    100.0%
                                     ---      --------------    -----     -----     -----

MIN: $860,000   MAX:$1,500,000,000   AVERAGE: $30,051,326

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO*

                                                    % OF
     RANGE OF        NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
UNDERWRITTEN DSCRS    MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
       (X)             LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------   ---------  ---------------   -------   -------   -------
1.06 - 1.09 ......        2      $   68,000,000      0.9%      1.2%      0.0%
1.10 - 1.14 ......        1         536,000,000      6.8       9.5       0.0
1.15 - 1.19 ......       11         561,500,270      7.1       9.3       1.7
1.20 - 1.24 ......       65       2,020,578,031     25.6      31.6      10.7
1.25 - 1.29 ......       43         602,342,760      7.6       8.3       5.9
1.30 - 1.34 ......       35       1,081,107,881     13.7      17.7       3.9
1.35 - 1.39 ......       23         331,140,136      4.2       5.8       0.3
1.40 - 1.44 ......       17         258,676,506      3.3       3.5       2.8
1.45 - 1.49 ......       10         175,024,618      2.2       1.0       5.1
1.50 - 1.54 ......        7          63,182,192      0.8       0.8       0.8
1.55 - 1.59 ......       10         121,907,282      1.5       1.5       1.7
1.60 - 1.64 ......        3          58,700,000      0.7       1.0       0.0
1.65 - 1.69 ......        3          46,448,000      0.6       0.5       0.8
1.70 - 1.74 ......       11       1,605,198,061     20.3       1.7      66.0
1.75 - 1.79 ......        3          31,697,000      0.4       0.6       0.0
1.80 - 1.84 ......        2           5,055,000      0.1       0.1       0.0
1.90 - 1.94 ......        6          41,031,000      0.5       0.7       0.0
1.95 - 1.99 ......        1          95,000,000      1.2       1.7       0.0
2.00 - 2.04 ......        2           4,560,000      0.1       0.1       0.0
2.05 - 2.09 ......        1          35,000,000      0.4       0.6       0.0
2.10 - 2.14 ......        1          16,200,000      0.2       0.3       0.0
2.15 - 2.19 ......        1         100,000,000      1.3       1.8       0.0
2.25 - 2.29 ......        1          12,000,000      0.2       0.2       0.0
2.30 - 3.47 ......        4          33,150,000      0.4       0.4       0.4
                        ---      --------------    -----     -----     -----
                        263      $7,903,498,737    100.0%    100.0%    100.0%
                        ---      --------------    -----     -----     -----

MIN: 1.06x   MAX: 3.47x   WTD AVERAGE: 1.40x

MORTGAGE RATE

                                                    % OF
                     NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
      RANGE OF        MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
 MORTGAGE RATES(%)     LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------   ---------  ---------------   -------   -------  --------
5.180 - 5.250 ....        1      $   24,100,000      0.3%      0.0%      1.1%
5.251 - 5.500 ....       27       1,594,751,357     20.2      26.6       4.4
5.501 - 5.750 ....      104       2,313,151,347     29.3      34.4      16.6
5.751 - 6.000 ....       98       1,627,768,942     20.6      24.7      10.5
6.001 - 6.250 ....       25         663,525,091      8.4      11.1       1.7
6.251 - 6.500 ....        6       1,658,202,000     21.0       2.7      65.7
6.501 - 6.750 ....        1          14,000,000      0.2       0.2       0.0
6.751 - 6.830 ....        1           8,000,000      0.1       0.1       0.0
                        ---      --------------    -----     -----     -----
                        263      $7,903,498,737    100.0%    100.0%    100.0%
                        ---      --------------    -----     -----     -----

MIN: 5.180%   MAX: 6.830%   WTD. AVERAGE: 5.854%

CUT-OFF DATE LOAN-TO-VALUE RATIO*

                                                        % OF
       RANGE OF           NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
CUT-OFF DATE LTV RATIOS    MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
          (%)               LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------   ---------   --------------   -------   -------   -------

6.36 - 40.00 ..........        1      $    6,000,000      0.1%      0.1%      0.0%
0.01 - 50.00 ..........        7         181,539,618      2.3       3.1       0.4
0.01 - 55.00 ..........        6         131,787,440      1.7       2.3       0.0
5.01 - 60.00 ..........       18       1,674,811,500     21.2       1.9      68.5
0.01 - 65.00 ..........       20         309,699,718      3.9       4.2       3.1
5.01 - 70.00 ..........       35         490,780,619      6.2       7.3       3.5
0.01 - 75.00 ..........       67       1,963,247,815     24.8      29.6      13.1
5.01 - 80.00 ..........      105       2,706,572,027     34.2      43.6      11.4
0.01 - 85.00 ..........        2          24,520,000      0.3       0.4       0.0
5.01 - 87.18 ..........        2         414,540,000      5.2       7.4       0.0
                             ---      --------------    -----     -----     -----
                             263      $7,903,498,737    100.0%    100.0%    100.0%
                             ---      --------------    -----     -----     -----

MIN: 36.4%   MAX: 87.2%   WTD. AVERAGE: 70.4%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO*

                                                        % OF
         RANGE OF         NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
   MATURITY DATE OR ARD    MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
      LTV RATIOS (%)        LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------   ---------   --------------   -------   -------   -------

0.00 - 5.00 ...........        2      $    6,712,440      0.1%      0.1%      0.0%
30.01 - 40.00 .........        3          46,389,618      0.6       0.8       0.0
40.01 - 50.00 .........       10         247,708,500      3.1       4.3       0.4
50.01 - 55.00 .........       11         130,495,080      1.7       1.5       2.0
55.01 - 60.00 .........       31       1,768,275,932     22.4       4.3      66.6
60.01 - 65.00 .........       41         559,113,195      7.1       8.4       3.9
65.01 - 70.00 .........       48         870,991,599     11.0      12.7       6.8
70.01 - 75.00 .........       65       1,848,884,372     23.4      28.3      11.3
75.01 - 80.00 .........       50       2,021,228,000     25.6      32.3       9.1
80.01 - 85.00 .........        1          16,200,000      0.2       0.3       0.0
85.01 - 87.18 .........        1         387,500,000      4.9       6.9       0.0
                             ---      --------------    -----     -----     -----
                             263      $7,903,498,737    100.0%    100.0%    100.0%
                             ---      --------------    -----     -----     -----

MIN: 0.4%   MAX: 87%   WTD. AVERAGE: 68.6%

*    Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or that have LTV Ratios or DSC Ratios that have been adjusted to take into account certain cash reserves or letters of credit. See "Additional Mortgage Loan Information" herein. Also, see
     "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information"
     and "RISK FACTORS--Risks Relating to Net Cash Flow" and "--Inspections and
     Appraisals May Not Accurately Reflect Value or Condition of Mortgaged
     Property" in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                  GOLDMAN, SACHS & CO.          MERRILL LYNCH & CO.

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

                                                                % OF
          RANGE OF               NUMBER OF      AGGREGATE      INITIAL     % OF      % OF
      ORIGINAL TERM TO            MORTGAGE     CUT-OFF DATE     POOL     GROUP 1    GROUP 2
      MATURITY (MONTHS)            LOANS         BALANCE       BALANCE   BALANCE    BALANCE
------------------------------   ---------   --------------   --------   -------   --------

0 - 60 .......................       30      $1,165,011,420      14.7%     17.9%       7.1%
61 - 84 ......................        2         195,679,000       2.5       3.5        0.0
85 - 108 .....................        1           5,841,973       0.1       0.0        0.3
109 - 120 ....................      229       6,534,866,344      82.7      78.6       92.7
121 - 132 ....................        1           2,100,000       0.0       0.0        0.0
                                    ---      --------------     -----     -----      -----
                                    263      $7,903,498,737     100.0%    100.0%     100.0%
                                    ---      --------------     -----     -----      -----

MIN: 60   MAX: 132   WTD. AVERAGE: 110

ORIGINAL AMORTIZATION TERM

                                                               % OF
           RANGE OF              NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
    ORIGINAL AMORTIZATION         MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
        TERMS (MONTHS)             LOANS         BALANCE      BALANCE   BALANCE   BALANCE
 -----------------------------   ---------   --------------   -------   -------   -------

0 - 120 ......................        2      $    6,712,440      0.1%      0.1%      0.0%
229 - 264 ....................        1           5,389,618      0.1       0.1       0.0
265 - 300 ....................       12          51,879,925      0.7       0.9       0.1
349 - 360 ....................      126       1,983,011,822     25.1      32.2       7.7
361 - 420 ....................        6          65,143,432      0.8       1.2       0.0
Non-Amortizing ...............      116       5,791,361,500     73.3      65.5      92.3
                                    ---      --------------    -----     -----     -----
                                    263      $7,903,498,737    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 120*   MAX: 420*   WTD. AVERAGE: 359*

*    Excludes the non-amortizing loans.

ORIGINAL INTEREST-ONLY TERM

                                                               % OF
                                 NUMBER OF     AGGREGATE      INITIAL    % OF     % OF
                                  MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
       TYPE OF IO PERIOD           LOANS        BALANCE       BALANCE   BALANCE   BALANCE
------------------------------   --------- ----------------   -------   -------   -------

Non-Amortizing ...............      116      $5,791,361,500     73.3%     65.5%     92.3%
Partial Interest Only
   Amortizing ................       97       1,765,517,240     22.3      28.9       6.2
 1 - 12 ...................           3          23,495,000      0.3       0.4       0.0
 13 - 24 .....................       15         206,329,000      2.6       3.5       0.3
 25 - 36 .....................       16         279,555,000      3.5       3.7       3.1
 37 - 48 .....................        4          64,250,000      0.8       1.0       0.4
 49 - 60 .....................       54       1,047,398,240     13.3      18.1       1.4
 61 - 72 ....................         2          60,140,000      0.8       1.1       0.0
 73 - 84 .....................        3          84,350,000      1.1       1.1       0.9
Amortizing - No Partial
   Interest Only Period ......       50         346,619,997      4.4       5.5       1.6
                                    ---      --------------    -----     -----     -----
                                    263      $7,903,498,737    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 12*   MAX: 84*   WTD. AVERAGE: 52*

*    Excludes non-amortizing loans and amortizing loans that do not provide for a partial Interest-Only period.

SEASONING

                                                                % OF
                                 NUMBER OF     AGGREGATE       INITIAL     % OF      % OF
                                  MORTGAGE    CUT-OFF DATE       POOL    GROUP 1   GROUP 2
      SEASONING (MONTHS)           LOANS        BALANCE        BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   --------   -------   -------

0 - 12 .......................      262      $7,900,368,162     100.0%     99.9%    100.0%
13 - 24 ......................        1           3,130,575       0.0       0.1       0.0
                                    ---      --------------     -----     -----     -----
                                    263      $7,903,498,737     100.0%    100.0%    100.0%
                                    ---      --------------     -----     -----     -----

MIN: 0   MAX: 15   WTD. AVERAGE: 2

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY

                                                               % OF
           RANGE OF              NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
      REMAINING TERMS TO          MORTGAGE     CUT-OFF DATE     POOL    GROUP 1    GROUP 2
   MATURITY OR ARD (MONTHS)        LOANS         BALANCE      BALANCE   BALANCE    BALANCE
------------------------------   ---------   --------------   -------   -------   --------

56 - 60 ......................       30      $1,165,011,420     14.7%     17.9%      7.1%
61 - 84 ......................        2         195,679,000      2.5       3.5       0.0
85 - 108 .....................        2           8,972,548      0.1       0.1       0.3
109 - 120 ....................      228       6,531,735,769     82.6      78.5      92.7
121 - 132 ....................        1           2,100,000      0.0       0.0       0.0
                                    ---      --------------    -----     -----     -----
                                    263      $7,903,498,737    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 56   MAX: 132   WTD. AVERAGE: 108

REMAINING STATED AMORTIZATION TERM

                                                               % OF
      RANGE OF REMAINING         NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
     STATED AMORTIZATION          MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
        TERMS (MONTHS)             LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

117 - 120 ....................        2      $    6,712,440      0.1%      0.1%      0.0%
229 - 264 ....................        1           5,389,618      0.1       0.1       0.0
265 - 300 ....................       12          51,879,925      0.7       0.9       0.1
349 - 360 ....................      126       1,983,011,822     25.1      32.2       7.7
361 - 420 ....................        6          65,143,432      0.8       1.2       0.0
Non-Amortizing ...............      116       5,791,361,500     73.3      65.5      92.3
                                    ---      --------------    -----     -----     -----
                                    263      $7,903,498,737    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 117*   MAX: 420*   WTD. AVERAGE: 359*

*    Excludes the non-amortizing loans.

PREPAYMENT PROVISION SUMMARY

                                                               % OF
                                 NUMBER OF     AGGREGATE      INITIAL     % OF     % OF
                                  MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
      PREPAYMENT PROVISION         LOANS        BALANCE       BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

Lockout/Defeasance/Open ......      204      $6,822,593,168     86.3%     85.8%     87.6%
Lockout/Yield Maintenance/
   Open ......................       33         475,007,071      6.0       6.5       4.7
Yield Maintenance/Open .......       13         230,163,498      2.9       2.1       5.0
Lockout/Defeasance or Yield
   Maintenance/Open ..........        9         218,920,000      2.8       2.8       2.8
Yield Maintenance/Defeasance
   or Yield Maintenance/Open .        3         143,655,000      1.8       2.6       0.0
Yield Maintenance/
   Defeasance/Open ...........        1          13,160,000      0.2       0.2       0.0
                                    ---      --------------    -----     -----     -----
                                    263      $7,903,498,737    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

SHADOW RATED LOANS*

                                                   % OF
                                                  INITIAL     % OF     % OF
        LOAN                                        POOL    GROUP 1   GROUP 2
        NAME                       LOAN AMOUNT    BALANCE   BALANCE   BALANCE   FITCH   MOODY'S    S&P
------------------------------   --------------   -------   -------   -------   -----   -------   ----

Peter Cooper
   Village &
   Stuyvesant
   Town ......................   $1,500,000,000     19.0%     0.0%      65.5%    BBB-     Baa3    BBB-
9 West 57th
   Street ....................      100,000,000      1.3      1.8        0.0     AAA      Aaa     AAA
Concord Square
   Shopping
   Center ....................       35,000,000      0.4      0.6        0.0     AA-       A3     AAA
Manor Shopping
   Center ....................       15,000,000      0.2      0.3        0.0      A       Baa3    AAA
Everett Mall Office
   Park II & III .............       14,000,000      0.2      0.2        0.0     BBB-     Baa3    AAA
Comerica Ground
   Lease .....................        1,396,894      0.0      0.0        0.0      NR       NR     AAA
                                 --------------     ----      ---       ----     ----     ----    ----
                                 $1,665,396,894     21.1%     2.9%      65.5%
                                 --------------     ----      ---       ----

*    Fitch, Moody's and S&P have confirmed that the Mortgage Loans detailed in this table have, in the context of their inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                  GOLDMAN, SACHS & CO.          MERRILL LYNCH & CO.

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT--OFF DATE

TWENTY LARGEST MORTGAGE LOANS

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                             NUMBER OF
                                             MORTGAGE                            % OF    % OF
                                  MORTGAGE    LOANS /                          INITIAL  INITIAL
                                    LOAN     MORTGAGED   LOAN   CUT-OFF DATE     POOL    GROUP
            LOAN NAME              SELLER   PROPERTIES  GROUP      BALANCE     BALANCE  BALANCE           PROPERTY TYPE
--------------------------------  --------  ----------  -----  --------------  -------  -------  ------------------------------

Peter Cooper Village &
   Stuyvesant Town(3) ..........  Wachovia     1 / 2      2    $1,500,000,000   19.0%    65.5%   Multifamily -- Conventional
Five Times Square ..............  Wachovia     1 / 1      1       536,000,000    6.8      9.5%   Office -- CBD
350 Park Avenue ................  Wachovia     1 / 1      1       430,000,000    5.4      7.7%   Office -- CBD
State Street Financial Center ..  Wachovia     1 / 1      1       387,500,000    4.9      6.9%   Office -- CBD
485 Lexington Avenue ...........  Wachovia     1 / 1      1       315,000,000    4.0      5.6%   Office -- CBD
One South Dearborn .............  Wachovia     1 / 1      1       280,000,000    3.5      5.0%   Office -- CBD
One Congress Street ............  Artesia      1 / 1      1       190,000,000    2.4      3.4%   Mixed Use -- Parking
                                                                                                 Garage/Office/Retail
Four Seasons Aviara Resort -
   Carlsbad, CA ................  Wachovia     1 / 1      1       186,500,000    2.4      3.3%   Hospitality -- Full Service
Bank One Center ................  Wachovia     1 / 1      1       180,000,000    2.3      3.2%   Office -- CBD
9 West 57th Street .............  Wachovia     1 / 1      1       100,000,000    1.3      1.8%   Land -- Office(4)
                                              ------           --------------   ----
                                              10/ 11           $4,105,000,000   51.9%
                                              ======           ==============   ====
New York Marriott at the
   Brooklyn Bridge .............  Wachovia     1 / 1      1    $   95,000,000    1.2%     1.7%   Hospitality -- Full Service
One & Two Eldridge Place .......  Wachovia     1 / 1      1        75,000,000    0.9      1.3%   Office -- Suburban
NJ Office Pool .................  Wachovia     1 / 4      1        62,118,000    0.8      1.1%   Office -- Suburban
PNC Corporate Plaza ............  Wachovia     1 / 1      1        61,000,000    0.8      1.1%   Office -- CBD
1384 Broadway ..................  Wachovia     1 / 1      1        60,000,000    0.8      1.1%   Office -- CBD
Duane Reade - 661 Eighth
   Avenue, New York, NY ........  Wachovia     1 / 1      1        60,000,000    0.8      1.1%   Retail -- Single Tenant
818 West 7th Street ............  Wachovia     1 / 1      1        59,915,357    0.8      1.1%   Office -- CBD
Spring Mill Corporate Center ...  Wachovia     1 / 1      1        57,100,000    0.7      1.0%   Mixed Use -- Office/Industrial
Wildcat Self Storage Pool ......  Wachovia     1 / 9      1        53,200,000    0.7      0.9%   Self Storage
Sealy C Pool ...................  Wachovia    1 / 14      1        53,025,000    0.7      0.9%   Industrial -- Flex
                                              -------          --------------   ----
                                              10 / 34          $  636,358,357    8.1%
                                              =======          ==============   ====

                                              -------          --------------   ----
                                              20 / 45          $4,741,358,357   60.0%
                                              =======          ==============   ====

                                                                               WEIGHTED
                                  CUT-OFF DATE                  WEIGHTED        AVERAGE    WEIGHTED
                                     BALANCE     WEIGHTED        AVERAGE       LTV RATIO   AVERAGE
                                  PER SF/UNIT/    AVERAGE     CUT-OFF DATE   AT MATURITY   MORTGAGE
            LOAN NAME                ROOM(1)    DSCR(1)(2)  LTV RATIO(1)(2)  OR ARD(1)(2)    RATE
--------------------------------  ------------  ----------  ---------------  ------------  --------

Peter Cooper Village &
   Stuyvesant Town(3) ..........    $267,213       1.73x         55.6%           55.6%       6.434%
Five Times Square ..............    $    973       1.10x         80.0%           80.0%       5.454%
350 Park Avenue ................    $    799       1.21x         78.2%           78.2%       5.482%
State Street Financial Center ..    $    756       1.16x         87.2%           87.2%       5.659%
485 Lexington Avenue ...........    $    492       1.20x         70.9%           70.9%       5.608%
One South Dearborn .............    $    333       1.21x         80.0%           80.0%       6.136%
One Congress Street ............    $    158       1.30x         73.7%           73.7%       6.074%

Four Seasons Aviara Resort -                                                                 5.940%
   Carlsbad, CA ................    $566,869       1.31x         74.3%           74.3%       5.767%
Bank One Center ................    $    118       1.33x         72.9%           68.0%       5.450%
9 West 57th Street .............    $     72       2.18x         43.9%           43.9%       5.957%
                                                   1.42x         69.1%           68.9%
New York Marriott at the
   Brooklyn Bridge .............    $144,817       1.98x         53.4%           46.9%       5.640%
One & Two Eldridge Place .......    $    145       1.28x         74.3%           68.9%       5.410%
NJ Office Pool .................    $    116       1.39x         60.8%           60.8%       6.170%
PNC Corporate Plaza ............    $    105       1.22x         77.8%           72.8%       5.996%
1384 Broadway ..................    $    294       1.21x         77.1%           69.3%       5.700%
Duane Reade - 661 Eighth
   Avenue, New York, NY ........    $  4,688       1.06x         75.0%           75.0%       5.850%
818 West 7th Street ............    $    159       1.32x         70.5%           58.8%       5.430%
Spring Mill Corporate Center ...    $     92       1.34x         70.8%           65.5%       5.810%
Wildcat Self Storage Pool ......    $     67       1.37x         80.0%           80.0%       5.700%
Sealy C Pool ...................    $     53       1.24x         75.0%           70.0%       5.830%
                                                   1.38x         70.4%           65.6%       5.741%

                                                   1.41x         69.3%           68.5%       5.928%

----------
(1)  The Peter Cooper Village & Stuyvesant Town Loan, the Five Times Square
     Loan, the State Street Financial Center Loan and the 485 Lexington Avenue
     Loan are part of split loan structures that include one or more pari passu companion loans that are not included in the Trust Fund. With respect to each Mortgage Loan, unless otherwise specified, the calculations of LTV
     Ratios, DSC Ratios and Cut-Off Date Balance per square foot/unit are based on the aggregate indebtedness of or debt service on, as applicable, the
     Mortgage Loan and the related pari passu companion loan, but not any related subordinate companion loan or future pari passu companion loan.

(2)  Certain of the Mortgage Loans reflect LTV Ratios that have been calculated on an "as-stabilized" basis, or have LTV Ratios or DSC Ratios that have been adjusted to take into account certain cash reserves or letters of credit. See "Additional Mortgage Loan Information" herein. Also, see
     "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information"
     and "RISK FACTORS--Risks Relating to Net Cash Flow" and "--Inspections and
     Appraisals May Not Accurately Reflect Value or Condition of Mortgaged
     Property" in the Prospectus Supplement.

(3)  The underwritten net cash flow used to calculate the DSC Ratio was determined using future cash flow projections that include various assumptions including an assumed annual rate of conversion of units from rent-stabilized units to deregulated units. The DSC Ratio for the related
     Mortgaged Property calculated based on the net operating income for year
     2006 is 0.58x. See "RISK FACTORS--Risks Relating to Net Cash Flow" in the
     Prospectus Supplement.

(4)  The Mortgaged Property related to the 9 West 57th Street Loan is improved by an office building that is not part of the collateral for the Mortgage
     Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                  GOLDMAN, SACHS & CO.          MERRILL LYNCH & CO.

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

                                     [4 PHOTOS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                  GOLDMAN, SACHS & CO.          MERRILL LYNCH & CO.

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                   GOLDMAN, SACHS & CO.         MERRILL LYNCH & CO.

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                   GOLDMAN, SACHS & CO.         MERRILL LYNCH & CO.

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                              $1,500,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    19.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSORS                                     Tishman Speyer and BlackRock Realty
                                                                  Advisors, Inc.
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE / PARTIAL DEFEASANCE(1)                                      Yes
MORTGAGE RATE                                                             6.434%
MATURITY DATE                                                   December 8, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           117 / IO
LOCKBOX                                                                      Yes
SHADOW RATING (FITCH / MOODY'S / S&P)(2)                      BBB- / Baa3 / BBB-

UP-FRONT RESERVES
   TAX/INSURANCE                       Yes
   REPLACEMENT                 $60,000,000
   INTEREST RESERVE(3)        $400,000,000
   GENERAL RESERVE(4)         $190,000,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                       Yes
   REPLACEMENT(5)                Springing

ADDITIONAL FINANCING(6)      Mezzanine Debt                       $1,400,000,000
                            Pari Passu Debt                       $1,500,000,000

                                                   PARI PASSU
                                                     NOTES(7)      TOTAL DEBT
                                                 -------------   --------------
CUT-OFF DATE BALANCE                            $3,000,000,000   $4,400,000,000
CUT-OFF DATE BALANCE/UNIT                       $      267,213   $      391,912
CUT-OFF DATE LTV                                          55.6%            81.5%
MATURITY DATE LTV                                         55.6%            81.5%
UW DSCR ON NCF(8)                                         1.73x            1.19x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 2
LOCATION                                                            New York, NY
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                              11,227
OCCUPANCY AS OF NOVEMBER 10, 2006                                          98.3%
YEAR BUILT / YEAR RENOVATED                                          1945 / 2006
APPRAISED VALUE AS OF NOVEMBER 1, 2006                            $5,400,000,000
APPRAISED VALUE AS OF JANUARY 1, 2011                             $6,900,000,000
APPRAISED VALUE OF LAND AS OF
   NOVEMBER 1, 2006                                               $3,800,000,000
PROPERTY MANAGEMENT(8)                                     Rose Associates, Inc.
UW ECONOMIC OCCUPANCY                                                      96.7%
UW REVENUES                                                         $481,725,392
UW TOTAL EXPENSES                                                   $145,569,012
UW NET OPERATING INCOME (NOI)                                       $336,156,380
UW NET CASH FLOW (NCF)(9)                                           $333,909,980
2006 NOI                                                            $112,242,474
2005 NOI                                                             $98,689,050
2004 NOI                                                             $92,631,844
--------------------------------------------------------------------------------

(1)  The Peter Cooper Village & Stuyvesant Town Loan permits the partial release and/or partial defeasance of certain of the properties comprising the
     Mortgaged Property under certain circumstances. See "Release" below.

(2)  Fitch, Moody's and S&P have confirmed that the Peter Cooper Village and
     Stuyvesant Town Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(3)  Interest reserve was funded at closing of the Peter Cooper Village &
     Stuyvesant Town Loan and can be used for the payment of mortgage and mezzanine loan debt service. On or after January 1, 2010, at such time the debt service coverage ratio for the Peter Cooper Village and Stuyvesant
     Town Loan is 1.00x or greater for 2 consecutive calendar quarters and upon other certain conditions as specified in the related Mortgage Loan documents the interest reserve will be converted to and become a part of the general reserve (discretionary component).

(4)  The general reserve was funded at closing of the Peter Cooper Village &
     Stuyvesant Town Loan and can be used at the discretion of the borrower to pay for expenses related to the Mortgaged Property provided that no more than $85,000,000 can be used for the payment of asset management fees or acquisition fees pertaining to the syndication of the equity. If at any time the debt service coverage ratio is 1.20x or higher for two consecutive calendar quarters, the balance of the funds on deposit in the general reserve will be released to the borrower. Notwithstanding the foregoing, and in the event the interest reserve becomes part of the general reserve per the conditions of the related Mortgage Loan documents (See Footnote
     (3)) then the cap on the amount that can be disbursed for the payment of asset management fees will be increased from $85,000,000 to $95,000,000.

(5)  Deposits to the ongoing annual replacement reserve of $2,808,000 will be required to the extent there is available cash flow after the payment of debt service on the mortgage loan and mezzanine loan.

(6)  Additional future pari passu debt is permitted up to $300,000,000 any time between November 8, 2011 and May 8, 2013 subject to (i) such additional financing will not result in a debt service coverage ratio less than 1.30x or a loan-to-value ratio greater than 70%, (ii) the borrower must deliver rating agency confirmation and (iii) certain other conditions as specified in the related Mortgage Loan documents. Such future pari passu debt can relate to one or both Mortgaged Properties at the borrower's election.

(7)  Loan-to-value ratios, debt service coverage ratio and Cut-Off Date
     Balance/Unit were derived based upon the aggregate indebtedness of, or debt service on, the Peter Cooper Village and Stuyvesant Town Loan and the Peter
     Cooper Village and Stuyvesant Town Pari Passu Companion Loans.

(8)  Rose Associates, Inc. currently manages the Mortgaged Property. Beginning
     April 1, 2007 the Mortgaged Property is expected to be managed by affiliates of either Tishman Speyer Properties, L.P. or Blackrock Financial
     Management, or such other manager as approved by the mortgagee. See
     "Property Management" below.

(9)  The underwritten net cash flow was determined using future cash flow projections that include various assumptions including an assumed annual rate of conversion of units from rent-stabilized units to deregulated units. The debt service coverage ratio for the related Mortgaged Property as calculated based on the net operating income for year 2006 is 0.58x. See
     "RISK FACTORS--Risks Relating to Net Cash Flow" in the Prospectus
     Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                  GOLDMAN, SACHS & CO.          MERRILL LYNCH & CO.

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Peter Cooper Village & Stuyvesant Town
     Loan") is secured by a first mortgage encumbering an 11,227-unit,
     56-building multifamily complex located in New York, New York. The Peter
     Cooper Village & Stuyvesant Town Loan represents approximately 19.0% of the
     Cut-Off Date Pool Balance. The Peter Cooper Village & Stuyvesant Town Loan
     was originated on November 17, 2006 and has a principal balance as of the
     Cut-Off Date of $1,500,000,000. The Peter Cooper Village & Stuyvesant Town
     Loan, which is evidenced by multiple pari passu notes dated November 17,
     2006, as amended, is a portion of a whole loan with an original principal balance of $3,000,000,000. The other loans related to the Peter Cooper
     Village & Stuyvesant Town Loan are evidenced by separate pari passu notes, dated November 17, 2006, as amended, (the "Peter Cooper Village &
     Stuyvesant Town Pari Passu Companion Loans" and together with the Peter
     Cooper Village & Stuyvesant Town Loan, the "Peter Cooper Village &
     Stuyvesant Town Whole Loan"), with an original principal balance of
     $1,500,000,000. The Peter Cooper Village & Stuyvesant Town Loan and the
     Peter Cooper Village & Stuyvesant Town Pari Passu Companion Loans are
     governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and "Servicing of
     the Peter Cooper Village & Stuyvesant Town Loan" in the Prospectus
     Supplement. The Peter Cooper Village & Stuyvesant Town Loan provides for interest-only payments for the entire loan term.

     The Peter Cooper Village & Stuyvesant Town has a remaining term of 117 months and matures on December 8, 2016. The Peter Cooper Village &
     Stuyvesant Town Loan may be prepaid on or after September 8, 2016, and permits defeasance with United States government obligations beginning on the earlier of 42 months following the first payment date and 2 years after the final Pari Passu Companion Loan is securitized.

                                  [CHART]

o    THE BORROWER. At closing the borrower was PCV ST Owner LP, a special purpose entity. As of February 16, 2007, PCV ST Owner LP transferred
     Stuyvesant Town to ST Owner LP, a special purpose entity formed exclusively to own the Mortgaged Property and PCV ST Owner LP and ST Owner LP are
     jointly and severally liable as the borrower under the Peter Cooper Village
     & Stuyvesant Town Loan. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                   GOLDMAN, SACHS & CO.         MERRILL LYNCH & CO.

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

     origination of the Peter Cooper Village & Stuyvesant Town Whole Loan. The
     sponsors of the borrower are Tishman Speyer and Blackrock Realty Advisors,
     Inc. The borrower is approximately indirectly 11% owned through various subsidiary entities of the sponsors.

     Tishman Speyer is a privately held company based in New York City that is engaged in owning, developing and operating real estate around the world.
     Since 1978, Tishman Speyer has acquired, built or developed more than 142 properties totaling over 77 million square feet representing over $24 billion in total value across the United States, Europe and Latin America.
     The company owns and/or manages the following buildings in Manhattan: 300
     Park Avenue, 375 Hudson Street, 520 Madison Avenue, 666 Fifth Avenue, The
     Chrysler Building, Rockefeller Center, The Lipstick Building and The
     MetLife Building.

     BlackRock Realty Advisors is a real estate investment manager with $9.6 billion in real estate equity assets under management on behalf of public, corporate and Taft-Hartley pension plans, foundations, endowments and private investors. These investments span a wide range of strategies, including core, value-added and opportunistic equity and high-yield debt.
     The firm offers investments in open-end and closed-end funds and separate account structures. BlackRock Realty Advisors' parent, BlackRock, is 49%
     owned by Merrill Lynch.

o    THE PROPERTY. The Mortgaged Property is an 11,227-unit multifamily complex consisting of 56 buildings situated on approximately 80.4 acres. The gross building area for Peter Cooper Village is approximately 3,122,165 square feet and the gross building area for Stuyvesant Town is approximately
     8,942,176 square feet. Between the two complexes, the net rentable area is approximately 10,750,670 square feet developed as follows: Residential:
     approximately 10,232,958; Retail: approximately 98,039; Office:
     approximately 19,673; Parking: approximately 400,000. The approximately
     10,232,958 rentable square feet of residential space indicates an average unit size of 911 square feet. The rentable unit mix is as follows: 5,740 one bedroom units; 4,976 two bedroom units; 472 three bedroom units; 2 four bedroom units; and 37 five bedroom units. Amenities at the Mortgaged
     Property include 15 playgrounds, designated sports areas, the signature
     Stuyvesant Oval Fountain, laundry facilities, approximately 2,260 parking spaces and rentable storage services operated by U-Haul. Retailers onsite offer such neighborhood conveniences as grocery stores, banking centers, dry cleaning, movie rentals and apparel outlets. The Mortgaged Property was constructed in 1945 and renovated at various times, most recently in 2006.

     The Mortgaged Property is located in New York, New York. As of November 10,
     2006, the occupancy rate for the Mortgaged Property securing the Peter
     Cooper Village & Stuyvesant Town Loan was approximately 98.3%.

o    RENT STABILIZATION. Currently, approximately 73% of the apartments at the
     Mortgaged Property are rent stabilized. Rent stabilized leases can be 1 or
     2 years in length at the option of the tenant. The renewal rate that may be charged for a particular rent stabilized apartment is determined by criteria established by the State of New York. An apartment may become deregulated (or destabilized) if it becomes vacant or if criteria involving legal rental rate level and occupant income levels are met. Certain tenants at the Mortgaged Property have commenced litigation against the related borrowers and its sponsors as well as certain parties relating to the conversion of apartments from rent stabilization. See "RISK
     FACTORS--Litigation May have Adverse Effect on Borrowers".

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                   GOLDMAN, SACHS & CO.         MERRILL LYNCH & CO.

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

                              PETER COOPER VILLAGE

                                           AVERAGE         % OF         AVERAGE           AVERAGE         MONTHLY
UNIT TYPE              UNIT COUNT(1)   SQUARE FOOT(1)   PCV TOTAL   MONTHLY RENT(1)   RENT PER SF(1)   MARKET RENT(2)
--------------------   -------------   --------------   ---------   ---------------   --------------   --------------

Deregulated 1 BR             403              948          16.2%         $2,768           $35.04           $3,595
Deregulated 2 BR             267            1,224          10.8           3,747            36.74            4,641
Deregulated 3 BR               3            2,162           0.1           6,520            36.19            8,198
                           -----            -----         -----          ------           ------           ------
DEREGULATED TOTALS           673            1,063          27.1%         $3,173           $35.83           $4,030

Stabilized 1 BR              776              947          31.3%         $1,183           $15.00           $3,595
Stabilized 2 BR              957            1,223          38.6           1,457            14.30            4,641
Stabilized 3 BR               17            1,489           0.7           1,619            13.04            8,198
Stabilized 4 BR                1            2,441           0.0           2,705            13.30            8,426
                           -----            -----         -----          ------           ------           ------
STABILIZED TOTALS          1,751            1,103          70.6%         $1,338           $14.55           $4,214

TOTAL OCCUPIED UNITS       2,424            1,092          97.7%          1,848           $20.30           $4,163

Vacant 1 BR                   30              947           1.2%            N/A              N/A            3,595
Vacant 2 BR                   27            1,225           1.1             N/A              N/A            4,641
                           -----            -----         -----          ------           ------           ------
VACANT TOTALS                 57            1,078           2.3%            N/A              N/A           $4,090
                           -----            -----         -----          ------           ------           ------
PCV TOTALS/WTD. AVG.       2,481            1,092         100.0%         $1,848           $20.30           $4,161
                           -----            -----         -----          ------           ------           ------

                                 STUYVESANT TOWN

                                              AVERAGE        % OF         AVERAGE           AVERAGE          MONTHLY
UNIT TYPE                 UNIT COUNT(1)   SQUARE FOOT(1)   ST TOTAL   MONTHLY RENT(1)   RENT PER SF(1)   MARKET RENT(2)
-----------------------   -------------   --------------   --------   ---------------   --------------   --------------

Deregulated 1 BR               1,386             755          15.8%        $2,504           $39.79           $2,926
Deregulated 2 BR                 872             943          10.0          3,018            38.39            3,658
Deregulated 3 BR                  65           1,165           0.7          4,084            42.06            4,511
Deregulated 4 BR                   1           1,753           0.0          4,950            33.88            6,793
Deregulated 5 BR                   6           1,698           0.1          5,754            40.67            6,580
                              ------           -----        ------         ------           ------           ------
DEREGULATED TOTALS             2,330             840          26.6%        $2,750           $39.29           $3,255

Stabilized 1 BR                3,096             755          35.4%        $1,125           $17.88           $2,926
Stabilized 2 BR                2,779             943          31.8          1,380            17.55            3,658
Stabilized 3 BR                  381           1,161           4.4          1,544            15.96            4,511
Stabilized 4 BR                    0               0           0.0              0             0.00            6,793
Stabilized 5 BR                   31           1,681           0.4          1,958            13.98            6,580
                              ------           -----        ------         ------           ------           ------
STABILIZED TOTALS              6,287             867          71.9%        $1,267           $17.53           $3,364

TOTAL OCCUPIED UNITS           8,617             860          98.5%        $1,668           $23.27           $3,334

Vacant 1 BR                       49             751           0.6%           N/A              N/A           $2,926
Vacant 2 BR                       74             943           0.8            N/A              N/A            3,658
Vacant 3 BR                        6           1,145           0.1            N/A              N/A            4,511
                              ------           -----        ------         ------           ------           ------
VACANT TOTALS                    129             880           1.5%           N/A              N/A           $3,420
                              ------           -----        ------         ------           ------           ------
ST TOTALS/WTD. AVG.            8,746             860         100.0%        $1,668           $23.27           $3,336
                              ------           -----        ------         ------           ------           ------
PCV/ST TOTALS/WTD. AVG.       11,227             911        100.00%        $1,707           $22.49           $3,518
                              ======           =====        ======         ======           ======           ======

(1)  Information obtained from the borrower's rent roll dated November 10, 2006.

(2)  Certain information obtained from the appraisal of the Peter Cooper Village and Stuyvesant Town Mortgaged Property dated November 10, 2006. See "RISK
     FACTORS--Inspections and Appraisals May Not Accurately Reflect Value or
     Condition of Mortgaged Property" in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

o    GENERAL RESERVE/INTEREST RESERVE. A reserve was established at the closing comprised of an "interest reserve" in an amount of $400,000,000 that can be used for the payment of mortgage and mezzanine loan debt service and a
     "general reserve" in an amount of $190,000,000 that can be used at the discretion of the borrower to pay for expenses related to the Mortgaged
     Property provided that no more than $85,000,000 can be used for the payment of asset management fees or acquisition fees pertaining to the syndication of the equity. If at any time the debt service coverage ratio is 1.20x or higher for two consecutive calendar quarters, the balance of the funds on deposit in the General Reserve will be released to borrower.
     Notwithstanding the foregoing, from and after January 1, 2010, if the debt service coverage ratio for the Peter Cooper Village & Stuyvesant Town Loan is 1.00x or greater for two consecutive calendar quarters (i) the debt service component will be converted to and become a part of the discretionary component and (ii) the cap on the amount that can be disbursed for the payment of asset management fees will be increased from
     $85,000,000 to $95,000,000.

o    ADDITIONAL INDEBTEDNESS. The borrower is permitted to obtain up to
     $300,000,000 of pari passu mortgage debt or subordinate mezzanine debt at any time between November 8, 2011 and May 8, 2013 provided that such additional financing will not result in a debt service coverage ratio less than 1.30x or a loan-to-value ratio greater than 70% and the borrower has delivered a rating agency confirmation that such debt will not result in a downgrade of the securities. Such debt can relate to one or both properties at borrower's election.

o    MEZZANINE DEBT. Eleven (11) pairs of mezzanine borrowers (named PCV ST Mezz
     1-11 LP and ST Mezz 1-11 LP) have incurred mezzanine debt for an aggregate total of $1,400,000,000 secured by their direct or indirect equity interests in PCV ST Owner LP and ST Owner LP. The mezzanine debt is scheduled to mature on December 8, 2016.

o    SEVERANCE\RELEASE. Subject to the prepayment lockout period, the borrower can release (i) an individual Mortgaged Property upon partial defeasance of
     110% of the allocated loan amount, (ii) one or more individual buildings or parcels of undeveloped land that are a part of a Peter Cooper Village &
     Stuyvesant Town Mortgaged Property upon partial defeasance of an amount equal to the greater of (a) 110% of the appraised value of such building or parcel as determined by an appraisal dated not more than 120 days prior to the release and (b) if applicable, the disposition proceeds from the collateral being released, (iii) without partial defeasance, certain
     "development rights" upon the payment of an amount equal to the greater of
     (a) the disposition proceeds related to the rights that are the subject of a sale, transfer or refinancing and (b) $225 per square foot of rights being released provided that any such release of development rights must be accompanied by the applicable yield maintenance premium and (iv) without partial defeasance, release of a portion of the Mortgaged Property subject to casualty or condemnation, upon the payment of an amount equal to 100% of the fair market value of the released parcel immediately prior to such casualty or condemnation. The release of either Peter Cooper Village or
     Stuyvesant Town is subject to (i) the other Mortgaged Property having a debt service coverage ratio of not less than the greater of (a) 1.00x or
     (b) the debt service coverage ratio immediately prior to the release and
     (ii) a loan-to-value ratio of not more than 70%. Each release of a building or parcel (other than in connection with a condemnation) is subject to the remainder of the Mortgaged Property (i) for the first 10 releases
     (including development rights releases), having a debt service coverage ratio of not less than the lesser of (a) debt service coverage ratio immediately prior to the release and (b) 1.00x, and (ii) for each release thereafter, a debt service coverage ratio of not less than 1.00x and in each instance after the release of 10 buildings or parcels (including development rights releases), a loan-to-value ratio of not more than 70%.
     The release of either Peter Cooper Village or Stuyvesant Town and the release of a building or a parcel (but not the release of development rights) will also require a rating agency confirmation. Any prepayment received in connection with an individual Mortgaged Property release will be applied pro rata to each of the mortgage notes based on the principal amount evidenced by each such note. Any prepayment in connection with a development rights release or a building or parcel release will be allocated among the Peter Cooper Village & Stuyvesant Town Loan and each of the mezzanine loans pro rata based on the principal balance of the Peter
     Cooper Village & Stuyvesant Town Loan and each such mezzanine loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                     PETER COOPER VILLAGE & STUYVESANT TOWN
--------------------------------------------------------------------------------

o    THE MARKET.(1) The Mortgaged Property occupies approximately 80.4 acres below Midtown on the eastern side of the island of Manhattan. The site occupies the area bounded by East 14th and 23rd Streets and First Avenue and Avenue C, and is immediately surrounded by the residential neighborhoods of Murray Hill and Kips Bay to the north, Gramercy Park to the west, and the East Village and Lower East Side to the south. These neighborhoods are predominantly residential with retail use along the avenues. The Manhattan residential market represents one borough of the five which make up the larger New York City residential market. This market is the largest housing market in the United States consisting of over three million housing units. Within this market, rental units are the largest housing category, making up approximately 68% of inventory. The net vacancy for units available for rent in the city was 3.09% according to the 2005
     New York City Housing and Vacancy Survey. In 2005, 4,185 new housing units were delivered to the overall market; which was above the trailing four year average of 3,163. Rental rates increased during 2005, with REIS reporting increases of 1.2% in effective rents for the fourth quarter of
     2005 and 5.4% for the year. The Manhattan residential market has 737,768 housing units according to the 2005 Housing and Vacancy Survey. Net vacancy for Manhattan in 2005 was 3.79%. Between 1995 and 2005, the number of new housing unit permits averaged 4,549. Approximately 2,400 apartment units are scheduled for delivery in 2007 and 2008 in Manhattan. According to the appraisal of the properties dated November 10, 2006, annual rents for buildings comparable to the Mortgaged Property in the neighborhoods surrounding the properties are $40.67 per square foot for one bedroom apartments, $41.46 per square foot for two bedroom apartments, $53.83 per square foot for three bedroom apartments, and $48.85 per square foot for four bedroom apartments. The rents reflected above are for properties that are not subject to rent stabilization or rent control.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account with funds released to the borrower after escrows funded in each interest accrual period where the DSC ratio is 1.20x or higher for two consecutive quarters and no mezzanine accrual period exists.

o    PROPERTY MANAGEMENT. Rose Associates, Inc., a management company operating in the New York market, is currently the property manager for the Mortgaged
     Property securing the Peter Cooper Village & Stuyvesant Town Loan.
     Beginning April 1, 2007, the Mortgaged Property is expected to be managed by affiliates of Tishman Speyer Properties, L.P. or Blackrock Financial
     Management, or such other manager as approved by the mortgagee.

     (1)  Certain information obtained from the appraisal of the Mortgaged
          Property dated November 10, 2006. See "RISK FACTORS--Inspections and
          Appraisals May Not Accurately Reflect Value or Condition of Mortgaged
          Property" in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                FIVE TIMES SQUARE
--------------------------------------------------------------------------------

                                     [4 PHOTOS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                FIVE TIMES SQUARE
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                FIVE TIMES SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $536,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     6.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                               AVR Realty
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                          5.454375%
MATURITY DATE                                                     March 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           120 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                           Yes
   DEBT SERVICE(1)                 $17,819,225
   LIQUIDITY RESERVE(2)   $6,680,000 (Approx.)
   GROUND RENT                         $45,040

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                           Yes
   REPLACEMENT                         $57,638
   DEBT SERVICE(1)                     Varies

ADDITIONAL                      Pari Passu Debt                     $536,000,000
   FINANCING                            B-Note                       $67,000,000
                              Mezzanine Debt(3)                      $67,000,000

                                                   WHOLE
                               PARI PASSU        MORTGAGE
                                NOTES(4)           LOAN          TOTAL DEBT
                             --------------   --------------   --------------
CUT-OFF DATE
   BALANCE                   $1,072,000,000   $1,139,000,000   $1,206,000,000
CUT-OFF DATE
   BALANCE/SF                $          973   $        1,034   $        1,095
CUT-OFF DATE LTV                       80.0%            85.0%            90.0%
MATURITY DATE LTV                      80.0%            85.0%            90.0%
UW DSCR ON NCF                         1.10x            1.03x             N/A(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                              1,101,779
OCCUPANCY AS OF JANUARY 31, 2007                                          100.0%
YEAR BUILT / YEAR RENOVATED                                            2002 / NA
APPRAISED VALUE                                                   $1,340,000,000
PROPERTY MANAGEMENT                        Boston Properties Limited Partnership
UW ECONOMIC OCCUPANCY                                                      99.6%
UW REVENUES                                                          $77,789,438
UW TOTAL EXPENSES(5)                                                 $13,349,014
UW NET OPERATING INCOME (NOI)                                        $64,440,424
UW NET CASH FLOW (NCF)                                               $64,298,257
--------------------------------------------------------------------------------

(1)  There is a shortfall in the related Mortgaged Property cashflow needed to fully cover debt service payments due under the whole Mortgage Loan during the initial 60 months of the term of the Five Times Square Loan. An amount expected to equal the aggregate shortfall during this period was escrowed at closing and will be released monthly to help satisfy the full debt service obligation. In the event the net cash flow at the related Mortgaged
     Property exceeds the debt service payment in a given month, then the excess cash flow will be swept into the debt service reserve. The debt service reserve will be balanced monthly and will be replenished, as needed, by the borrower pursuant to the schedule in the related Mortgage Loan documents.
     The borrower is permitted to use funds held in the liquidity reserve to replenish the debt service reserve.

(2)  A $1,780,000 liquidity reserve was established at closing for general property cash flow items. A one-time increase will be made to the liquidity reserve in March 2007, comprised of the funds from the net cash flow at the related Mortgaged Property (estimated to be approximately $4,900,000).

(3)  The mezzanine loan generally does not require scheduled debt service payments during the term, but rather accrues and compounds at an interest rate of 10% per annum. The balance of the mezzanine loan upon maturity of the Five Times Square Loan is estimated to be approximately $184,000,000.

(4)  LTV Ratios, DSC Ratio and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of, or scheduled debt service due in connection with, the Five Times Square Loan and the Five Times Square Pari Passu
     Companion Loans.

(5)  Underwritten expenses related to ground rent payments are net of certain excess site acquisition credits being given by the ground lessor in connection with local revitalization programs and as a result do not include the full amount of ground rent payments that would otherwise be payable upon their expiration (scheduled to occur in 2028) or if those credits were not available.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                FIVE TIMES SQUARE
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                 % OF NET               ANNUAL        % OF
                                    RATINGS(1)     NET RENTABLE  RENTABLE    BASE        BASE     TOTAL ANNUAL      LEASE
TENANT                          FITCH/MOODY'S/S&P    AREA (SF)     AREA    RENT PSF      RENT       BASE RENT     EXPIRATION
------------------------------  -----------------  ------------  --------  --------  -----------  ------------  -------------

MAJOR TENANTS
   Ernst & Young LLP .........       NR/NR/NR         1,064,939     96.7%   $ 48.49  $51,639,451       88.4%      May 2022
   Red Lobster ...............    BBB+/Baa1/BBB+         14,513      1.3    $105.15    1,526,042        2.6       May 2013
   Disney Store(2) ...........      BBB+/A3/A-           11,600      1.1    $191.42    2,220,472        3.8     November 2018
   Champs Sports .............      NR/Ba1/BB+           10,727      1.0    $283.96    3,046,039        5.2      January 2018
                                                      ---------    -----             -----------      -----
   TOTAL MAJOR TENANTS .......                        1,101,779    100.0%   $ 53.03  $58,432,004      100.0%
NON-MAJOR TENANTS ............                                0      0.0    $  0.00            0        0.0
                                                      ---------    -----             -----------      -----
OCCUPIED TOTAL ...............                        1,101,779    100.0%   $ 53.03  $58,432,004      100.0%
                                                                                     ===========      =====
VACANT SPACE .................                                0      0.0
                                                      ---------    -----
PROPERTY TOTAL ...............                        1,101,779    100.0%
                                                      =========    =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Disney Store has not yet taken occupancy of leased space, however it has commenced paying rent.

                            LEASE EXPIRATION SCHEDULE

                                                                                                               CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF    TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
   YEAR       EXPIRING         EXPIRING       EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        EXPIRING*
----------   -----------   ---------------   ---------   -------------   ------------------   --------------   ---------------

   2007           0            $  0.00               0        0.0%               0.0%               0.0%              0.0%
   2008           0            $  0.00               0        0.0%               0.0%               0.0%              0.0%
   2009           0            $  0.00               0        0.0%               0.0%               0.0%              0.0%
   2010           0            $  0.00               0        0.0%               0.0%               0.0%              0.0%
   2011           0            $  0.00               0        0.0%               0.0%               0.0%              0.0%
   2012           0            $  0.00               0        0.0%               0.0%               0.0%              0.0%
   2013           1            $105.15          14,513        1.3%               1.3%               2.6%              2.6%
   2014           0            $  0.00               0        0.0%               1.3%               0.0%              2.6%
   2015           0            $  0.00               0        0.0%               1.3%               0.0%              2.6%
   2016           0            $  0.00               0        0.0%               1.3%               0.0%              2.6%
   2017           0            $  0.00               0        0.0%               1.3%               0.0%              2.6%
Thereafter        9            $ 52.34       1,087,266       98.7%             100.0%              97.4%            100.0%
  Vacant          0                 NA               0        0.0%             100.0%               0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               FIVE TIMES SQUARE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Five Times Square Loan") is secured by a first lien leasehold interest in a Class A office building located in New
     York, New York. The Five Times Square Loan represents approximately 6.8% of the Cut-Off Date Pool Balance. The Five Times Square Loan was originated on
     February 15, 2007 and has a principal balance as of the Cut-Off Date of
     $536,000,000. The Five Times Square Loan, which is evidenced by a pari passu note, dated February 15, 2007, is a portion of a whole loan with an original principal balance of $1,139,000,000. The other loans related to the Five Times Square Loan are evidenced by separate notes, each dated
     February 15, 2007 (the "Five Times Square Pari Passu Companion Loans" and
     the "Five Times Square Subordinate Companion Loan" and together with the
     Five Times Square Loan, the "Five Times Square Whole Loan"), with original principal balances of $536,000,000 and $67,000,000, respectively. The Five
     Times Square Pari Passu Companion Loans and the Five Times Square
     Subordinate Companion Loan will not be assets of the Trust Fund. The Five
     Times Square Loan, Five Times Square Pari Passu Companion Loans and the
     Five Times Square Subordinate Companion Loan are governed by an intercreditor and serving agreement and will be serviced pursuant to the terms of the pooling and servicing agreement, as described in the
     Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender
     Loans". The Five Times Square Loan provides for interest-only payments for the entire loan term.

     The Five Times Square Loan has a remaining term of 120 months and matures on March 11, 2017. The Five Times Square Loan may be prepaid on or after
     January 11, 2017, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is AVR Crossroads, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Five Times Square Loan. The sponsor of the borrower is AVR Realty ("AVR"). In operation for more than
     40 years, AVR has built, acquired and developed more than 35 million square feet of commercial and residential space, and has a portfolio that includes residential communities, shopping centers, office complexes, corporate and industrial parks, hotels and assisted living facilities.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,101,779 square foot office building situated on approximately 0.6 acres. The Mortgaged
     Property was constructed in 2002. The Mortgaged Property is located in New
     York, New York on 7th Avenue between 41st and 42nd Streets. As of January
     31, 2007, the occupancy rate for the Mortgaged Property securing the Five
     Times Square was approximately 100.0%.

     The largest tenant is Ernst & Young LLP ("E&Y"), occupying approximately
     1,064,939 square feet, or approximately 96.7% of the net rentable area.
     Five Times Square is the United States headquarters for E&Y. E&Y is one of the "Big Four" accounting and consulting firms and is reportedly the seventh largest private company in the United States. The E&Y lease expires in May 2022, but contains two ten-year extension options. Although a minor part of the income of the Mortgaged Property, there are three ground floor retail tenants at the Mortgaged Property. The largest retail tenant is Red
     Lobster, occupying approximately 14,513 square feet, or approximately 1.3%
     of the net rentable area. Red Lobster is a subsidiary of Darden
     Restaurants, Inc. ("Darden"). Darden caters to families with mid-priced menu items and themed interiors. Darden operates more than 1,400 casual dining restaurants in the United States and Canada, including its two largest brands, Red Lobster and Olive Garden. As of February 15, 2007,
     Darden was rated "BBB+" (Fitch), "Baa1" (Moody's), and "BBB+" (S&P). The
     Red Lobster lease expires in May 2013 but contains three five-year extensions. The second largest retail tenant is the Disney Store ("Disney
     Store"), leasing approximately 11,600 square feet, or approximately 1.1% of the net rentable area. Disney Store is an international chain of specialty stores, selling Disney-branded items, many of them exclusive. At Disney
     Stores located in North America, guests can purchase passes to the
     Disneyland Resort and the Walt Disney World Resort. As of February 15,
     2007, the Walt Disney Co. was rated "BBB+" (Fitch), "A3" (Moody's) and "A-"
     (S&P). The Disney Store lease expires in November 2018. The third largest retail tenant is Champs Sports ("Champs"), occupying approximately 10,727 square feet, or approximately 1.0% of the net rentable area. Champs, a subsidiary of Foot Locker, Inc., is Foot Locker, Inc.'s second largest division in North America. Champs stores are primarily mall-based and sell athletic footwear, apparel and equipment. As of February 15, 2007, Champs was rated "Ba1" (Moody's) and "BB+" (S&P).The Champs lease expires in
     January 2018.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               FIVE TIMES SQUARE
--------------------------------------------------------------------------------

o    MEZZANINE DEBT. A mezzanine loan with an original principal amount of
     $67,000,000 was provided by Wachovia Bank, National Association, on
     February 15, 2007. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge of the equity interests in the borrower for the Five
     Times Square Loan. The mezzanine loan accrues at a fixed interest rate of
     10% per annum with a maturity date of March 11, 2017; however the mezzanine loan generally does not require scheduled debt service payments during its term unless an amount sufficient to pay such interest is on deposit in the mezzanine payment escrow account.

o    MANAGEMENT. Boston Properties Limited Partnership ("Boston Properties") is
     the property manager for the Mortgaged Property securing the Five Times
     Square Loan. Boston Properties, a self-administered and self-managed real estate investment trust owns, manages and develops properties in the United
     States, with significant presence in Boston, Washington, D.C., Midtown
     Manhattan and San Francisco.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 350 PARK AVENUE
--------------------------------------------------------------------------------

                                     [6 PHOTOS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 350 PARK AVENUE
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 350 PARK AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $430,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     5.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                      Vornado Realty L.P.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.482%
MATURITY DATE                                                   January 11, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            58 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   DEBT SERVICE GUARANTY*   $20,000,000
   TI/LC GUARANTY*          $10,000,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE              Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                $430,000,000
CUT-OFF DATE BALANCE/SF                                                     $799
CUT-OFF DATE LTV                                                           78.2%
MATURITY DATE LTV                                                          78.2%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                538,424
OCCUPANCY AS OF NOVEMBER 30, 2006                                         100.0%
YEAR BUILT / YEAR RENOVATED                                          1960 / 2002
APPRAISED VALUE                                                     $550,000,000
PROPERTY MANAGEMENT                                Vornado Office Management LLC
UW ECONOMIC OCCUPANCY                                                      97.1%
UW REVENUES                                                          $44,586,759
UW TOTAL EXPENSES                                                    $15,966,851
UW NET OPERATING INCOME (NOI)                                        $28,619,908
UW NET CASH FLOW (NCF)                                               $28,512,223
--------------------------------------------------------------------------------

*    Vornado Realty L.P. has provided a guaranty in the amount of $30,000,000, of which $20,000,000 is allocated for debt service shortfall and
     $10,000,000 is allocated for TI/LC. This guaranty may only be enforced following an event of default under the 350 Park Avenue Loan. The debt service shortfall portion of the guaranty will be reduced by $250,000 for every $100,000 increase in net operating income over $19,000,000. The TI/LC portion of the guaranty will be reduced on a dollar for dollar basis as
     Vornado spends funds for TI/LCs.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 350 PARK AVENUE
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                 RATINGS*        NET     % OF NET   BASE                    % OF
                                              FITCH/MOODY'S/  RENTABLE   RENTABLE   RENT   ANNUAL BASE  TOTAL ANNUAL      LEASE
TENANT                                              S&P       AREA (SF)    AREA      PSF       RENT       BASE RENT    EXPIRATION
--------------------------------------------  --------------  ---------  --------  ------  -----------  ------------  -----------

MAJOR TENANTS
   Ziff Brothers Investments ...............     NR/NR/NR      113,095     21.0%   $55.30   $ 6,253,662      21.1%     April 2021
   Manufacturers & Traders Trust Company ...     A-/A3/A-       65,153     12.1    $41.58     2,709,142       9.1      March 2013
   ABN AMRO Bank, N.V. .....................    AA-/Aa3/AA-     62,600     11.6    $49.00     3,067,400      10.3      April 2008
   Veronis Suhler Stevenson Partners .......     NR/NR/NR       39,538      7.3    $54.17     2,141,970       7.2      March 2009
   Tweedy, Browne Company LLC ..............     NR/NR/NR       32,359      6.0    $53.39     1,727,764       5.8     August 2015
   Squire, Sanders & Dempsey L.L.P. ........     NR/NR/NR       28,465      5.3    $50.00     1,423,250       4.8      July 2009
                                                               -------    -----             -----------     -----
   TOTAL MAJOR TENANTS .....................                   341,210     63.4%   $50.77   $17,323,187      58.4%
NON-MAJOR TENANTS ..........................                   197,214     36.6    $62.53    12,330,956      41.6
                                                               -------    -----             -----------     -----
OCCUPIED TOTAL .............................                   538,424    100.0%   $55.08   $29,654,143     100.0%
                                                                                            ===========     =====
VACANT SPACE ...............................                         0      0.0
                                                               -------    -----
PROPERTY TOTAL .............................                   538,424    100.0%
                                                               =======    =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                               CUMULATIVE
                                                                   CUMULATIVE                     % OF
            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF    % OF SF   % OF BASE RENT  BASE RENT
   YEAR       EXPIRING       EXPIRING     EXPIRING    EXPIRING*     EXPIRING*     EXPIRING*    EXPIRING*
----------  -----------  ---------------  --------  -------------  ----------  --------------  ----------

   2007          5            $ 59.57        16,011      3.0%           3.0%          3.2%          3.2%
   2008          7            $ 52.41        81,817     15.2%          18.2%         14.5%         17.7%
   2009         20            $ 54.82       121,353     22.5%          40.7%         22.4%         40.1%
   2010          3            $ 63.81        18,541      3.4%          44.2%          4.0%         44.1%
   2011          2            $ 69.50        14,800      2.7%          46.9%          3.5%         47.6%
   2012          2            $109.76         7,475      1.4%          48.3%          2.8%         50.3%
   2013          4            $ 44.13        80,453     14.9%          63.2%         12.0%         62.3%
   2014          1            $ 56.00         7,400      1.4%          64.6%          1.4%         63.7%
   2015          3            $ 53.39        32,359      6.0%          70.6%          5.8%         69.5%
   2016          1            $ 65.00         3,700      0.7%          71.3%          0.8%         70.3%
   2017          0            $  0.00             0      0.0%          71.3%          0.0%         70.3%
Thereafter      14            $ 56.92       154,515     28.7%         100.0%         29.7%        100.0%
  Vacant         0                 NA             0      0.0%         100.0%          0.0%        100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 350 PARK AVENUE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "350 Park Avenue Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 350 Park Avenue Loan represents approximately 5.4% of the Cut-Off
     Date Pool Balance. The 350 Park Avenue Loan was originated on December 13,
     2006 and has a principal balance as of the Cut-Off Date of $430,000,000.
     The 350 Park Avenue Loan provides for interest-only payments for the entire loan term.

     The 350 Park Avenue Loan has a remaining term of 58 months and matures on
     January 11, 2012. The 350 Park Avenue Loan may be prepaid on or after
     September 11, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is 350 PARK EAT LLC, a special purpose entity.
     Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 350 Park Avenue Loan. The sponsor of the borrower is Vornado Realty, L.P. ("Vornado"). As of February 19, 2007,
     Vornado was rated "BBB" (Fitch), "Baa2" (Moody's), and "BBB+" (S&P).
     Vornado is a fully integrated equity real estate investment trust that has been a public company for more than 20 years. Vornado operates a commercial real estate portfolio that includes interests in approximately 58 million square feet in over 230 office properties located across the United States.
     Vornado's total real estate owned or managed, including pro-rated shares of partially-owned entities and joint ventures, is approximately 107 million square feet.

o    THE PROPERTY. The Mortgaged Property is an approximately 538,424 square foot office building situated on approximately 0.6 acres. The Mortgaged
     Property was constructed in 1960 and renovated in 2002. The Mortgaged
     Property is located in New York, New York on Park Avenue between 51st and
     52nd Street. As of November 30, 2006, the occupancy rate for the Mortgaged
     Property securing the 350 Park Loan was approximately 100.0%.

     The largest tenant is Ziff Brothers Investments ("Ziff Brothers"), currently occupying approximately 113,095 square feet, or approximately
     21.0% of the net rentable area. Founded in 1992, Ziff Brothers is a private investment company active in a variety of asset classes, with an emphasis on public equities in both the United States and international markets. The
     Ziff Brothers lease expires in April 2021. The second largest tenant is
     Manufacturers & Traders Trust Company ("M&T Bank"), currently occupying approximately 65,153 square feet, or approximately 12.1% of the net rentable area. M&T Bank operates approximately 700 branches in Maryland,
     New York, Pennsylvania, Virginia, West Virginia and the District of
     Columbia. As of February 26, 2007, M&T Bank was rated "A-" (Fitch), "A3"
     (Moody's) and "A-" (S&P). The M&T Bank lease expires in March 2013. The third largest tenant is ABN AMRO Bank, N.V. ("ABN AMRO"), occupying approximately 62,600 square feet, or approximately 11.6% of the net rentable area. ABN AMRO is an international banking group offering a range of banking products and financial services through its network of 3,557 offices and branches in 58 countries and territories around the world. As of February 26, 2007, ABN AMRO was rated "AA-" (Fitch), "Aa3" (Moody's) and
     "AA-" (S&P). The ABN AMRO lease expires in April 2008.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    DEBT SERVICE GUARANTY. Vornado Realty, L.P. has provided a $20,000,000 springing guaranty as additional credit enhancement for certain rental income that was included in underwritten revenues. Such payment guarantee only goes into effect upon an event of default under the related Mortgage
     Loan documents. The amount of the guarantee will be permanently reduced by
     $250,000 for each $100,000 increase in NOI in excess of $19,000,000, which was considered to be the approximate NOI at the time of closing of the 350
     Park Avenue Loan. The guaranty may be terminated upon the achievement of a
     DSC ratio of 1.05x for two consecutive calendar quarters.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 350 PARK AVENUE
--------------------------------------------------------------------------------

o    TI/LC GUARANTY. Vornado Realty, L.P. has provided a $10,000,000 springing guaranty as additional credit enhancement to guarantee the prompt and unconditional payment of tenant improvement costs, tenant improvement allowances and leasing commissions in connection with reletting space at the Mortgaged Property due to any further rollover. The amount of the guarantee will be permanently reduced until zero by (i) amounts expended by the borrower on account of tenant improvement costs, tenant improvement allowances and/or leasing commissions, and (ii) an amount equal to the excess, if any, of (a) $40 per rentable square foot of each lease entered into at the Mortgaged Property after the date of origination of the 350
     Park Avenue Loan, over (b) the amount expended by the borrower on account of tenant improvement costs, tenant improvement allowances and/or leasing commissions.

o    MANAGEMENT. Vornado Office Management LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 350 Park
     Avenue Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                          STATE STREET FINANCIAL CENTER
--------------------------------------------------------------------------------

                                     [2 PHOTOS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                          STATE STREET FINANCIAL CENTER
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                          STATE STREET FINANCIAL CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $387,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                               Fortis Property Group, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.659%
MATURITY DATE                                                   January 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           118 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX                                Yes
   ENGINEERING                   $190,000

ONGOING ANNUAL RESERVES
   TAX / INSURANCE              Springing
   REPLACEMENT(1)               Springing

ADDITIONAL FINANCING      Pari Passu Debt                           $387,500,000

                                                          PARI PASSU NOTES(2)(3)
                                                          ----------------------
CUT-OFF DATE BALANCE                                           $775,000,000
CUT-OFF DATE BALANCE/SF                                        $        756
CUT-OFF DATE LTV                                                       87.2%
MATURITY DATE LTV                                                      87.2%
UW DSCR ON NCF                                                         1.16x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Boston, MA
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)(4)                                                           1,024,998
OCCUPANCY AS OF DECEMBER 1, 2006                                          100.0%
YEAR BUILT / YEAR RENOVATED                                            2003 / NA
APPRAISED VALUE                                                     $889,000,000
PROPERTY MANAGEMENT                                   Fortis Property Group, LLC
UW ECONOMIC OCCUPANCY                                                      98.0%
UW REVENUES                                                          $68,779,881
UW TOTAL EXPENSES                                                    $17,548,838
UW NET OPERATING INCOME (NOI)                                        $51,231,043
UW NET CASH FLOW (NCF)                                               $51,026,043
--------------------------------------------------------------------------------

(1)  Ongoing annual replacement reserves of $157,584 will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(2)  LTV Ratios, DSC Ratio and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of, or debt service on, the State Street
     Financial Center Loan and the State Street Financial Center Pari Passu
     Companion Loans.

(3)  The related Mortgage Loan is part of a split loan structure, where the pari passu companion loan has been included as part of the LB-UBS Commercial
     Mortgage Trust 2007-C1 Commercial Mortgage Pass-Through Certificates,
     Series 2007-C1 transaction. The State Street Financial Center Loan will be served under that transaction. See "SERVICING OF THE MORTGAGE
     LOANS--Servicing of the State Street Financial Center Loan" in the
     Prospectus Supplement.

(4)  The Mortgaged Property also includes a five-level underground parking garage with approximately 900 spaces and approximately 20,108 square feet of storage space. There is no associated rental payment with the storage space.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                          STATE STREET FINANCIAL CENTER
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                    % OF NET                                % OF
                                      RATINGS*       NET RENTABLE   RENTABLE     BASE     ANNUAL BASE   TOTAL ANNUAL      LEASE
TENANT                           FITCH/MOODY'S/S&P     AREA (SF)      AREA     RENT PSF       RENT        BASE RENT     EXPIRATION
------------------------------   -----------------   ------------   --------   --------   -----------   ------------  --------------

MAJOR TENANT
   State Street Corporation ..      AA-/Aa3/AA-        1,024,998     100.0%     $62.33    $63,888,125      100.0%     September 2023
                                                       ---------     -----                -----------      -----
PROPERTY TOTAL ...............                         1,024,998     100.0%     $62.33    $63,888,125      100.0%
                                                       =========     =====                ===========      =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                                            CUMULATIVE % OF
         # OF LEASES   WA BASE RENT/SF    TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT       BASE RENT
 YEAR      EXPIRING        EXPIRING       EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*         EXPIRING*
------   -----------   ---------------   ---------   -------------   ------------------   --------------    ---------------

  2023         1            $62.33       1,024,998       100.0%            100.0%             100.0%             100.0%
Vacant         0                NA               0         0.0%            100.0%               0.0%             100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                          STATE STREET FINANCIAL CENTER
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "State Street Financial Center Loan") is
     secured by a first mortgage encumbering an office building located in
     Boston, Massachusetts. The State Street Financial Center Loan represents approximately 4.9% of the Cut-Off Date Pool Balance. The State Street
     Financial Center Loan was originated on December 27, 2006 and has a principal balance as of the Cut-Off Date of $387,500,000. The State Street
     Financial Center Loan, which is evidenced by a pari passu note, dated
     December 27, 2006, is a portion of a whole loan with an original principal balance of $775,000,000. The other loans related to the State Street
     Financial Center Loan are evidenced by separate notes, dated December 27,
     2006 (the "State Street Financial Center Pari Passu Companion Loans" and
     together with the State Street Financial Center Loan, the "State Street
     Financial Center Whole Loan"), with an original principal balance of
     $387,500,000. The State Street Financial Center Pari Passu Companion Loans
     will not be assets of the Trust Fund. The State Street Financial Center
     Loan and the State Street Financial Center Pari Passu Companion Loans are
     governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of a pooling and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE POOL --
     Co-Lender Loans". The State Street Financial Center Loan provides for interest-only payments for its entire term.

     The State Street Financial Center Loan has a remaining term of 118 months and matures on January 11, 2017. The State Street Financial Center Loan may
     be prepaid on or after November 11, 2016, and permits defeasance with
     United States government obligations beginning two years after the Closing
     Date.

o    THE BORROWER. The borrower is Lincoln Street Property Owner, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the State Street Financial
     Center Loan. The sponsor of the borrower is The Fortis Property Group, LLC
     ("Fortis"), the primary principals of which are Joel and Margaret
     Kestenbaum, Jonathan Landau and Terrence Storey. Fortis has over 20 years of experience as a diversified real estate investment, operating and development company with a portfolio of approximately 3 million square feet of commercial properties and approximately 450 residential units in their portfolio.

o    THE PROPERTY. The Mortgaged Property is a 36-story office building with approximately 1,024,998 square feet of Class A office space and 20,108 square feet of storage space for which there are no associated rental payments, nor is such space included in expense reimbursement calculations.
     The Mortgaged Property also includes a five level underground parking garage with approximately 900 spaces. The Mortgaged Property is situated on approximately 1.6 acres and was constructed in 2003. The Mortgaged Property is located in Boston, Massachusetts and serves as the corporate headquarters for the sole tenant State Street Corporation ("State Street").
     As of December 1, 2006, the occupancy rate for the Mortgaged Property securing the State Street Financial Center Loan was approximately 100.0%.

     The sole tenant is SSB Realty, LLC ("SSB"), under an office and garage lease, currently occupying approximately 1,024,998 square feet, or approximately 100.0% of the net rentable area as well as the 900 space parking garage. The amount of annual fixed rent under the office lease is approximately $63,888,125 throughout the initial 20-year term. The annual fixed rent for the calendar year 2007 under the garage lease is $4,000,000.
     The annual fixed rent under the garage lease increases to $4,400,000 in
     2008 and $4,800,000 in 2009, with annual consumer price index adjustments thereafter. SSB has the right to extend the term of both leases for two (2)
     additional consecutive terms of ten (10) years each. The rent during the first extension period is equal to 95% of the market rent and during the second period the rent is equal to 100% of the market rent. Pursuant to the terms of the office lease, SSB has a right of first offer to purchase the
     Mortgaged Property or the entity owning the Mortgaged Property. SSB waived its right of first offer in connection with borrower's acquisition of the
     Mortgaged Property, which acquisition was funded in part by the State
     Street Financial Center Loan. The obligations of SSB under both the office lease and the garage lease are guaranteed by State Street. As of February
     14, 2007, State Street was rated "AA-" (Fitch), "Aa3" (Moody's) and "AA-"
     (S&P). Both the office lease and the garage lease expire in September 2023.

     SSB subleases the 14th floor and floors 16 through 20 to Kirkpatrick &
     Lockhart Nicholson Graham LLP, a law firm. In the fifth lease year, the sub-tenant has the right to lease all or any part of the 15th floor for the remainder of its lease term at rental rates pursuant to the sublease.
     Following the 10th lease year anniversary, Kirkpatrick & Lockhart Nicholson
     Graham LLP may terminate its sublease at any time on a full floor basis with payment of a fee. Additionally, SSB subleases 933 square feet of retail space to Liberty Travel, Inc., 560 square feet of retail space to
     Martin's News Shops of Boston, Inc. and 1,070 square feet and 12 parking spaces to Select Car Rental, LLC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                          STATE STREET FINANCIAL CENTER
--------------------------------------------------------------------------------

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. The Fortis Property Group, LLC, the sponsor, is the property manager for the Mortgaged Property securing the State Street Financial
     Center Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                              485 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                                     [5 PHOTOS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                              485 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                              485 LEXINGTON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER                                 Wachovia (as to a 57.1% interest)(1)
                                                 Column (as to a 42.9% interest)
CUT-OFF DATE BALANCE                                                $315,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                    SL Green Realty Corp.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.608%
MATURITY DATE                                                  February 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                      Yes
   ENGINEERING                     $7,875
   TI/LC(2)                   $10,173,115
   FREE RENT(3)                $2,081,719

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                      Yes
   REPLACEMENT                    $91,481

ADDITIONAL FINANCING      Pari Passu Debt                           $135,000,000

                                                             PARI PASSU NOTES(4)
                                                             -------------------
CUT-OFF DATE BALANCE                                            $450,000,000
CUT-OFF DATE BALANCE/SF                                         $        492
CUT-OFF DATE LTV                                                        70.9%
MATURITY DATE LTV                                                       70.9%
UW DSCR ON NCF                                                          1.20x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                914,807
OCCUPANCY AS OF FEBRUARY 28, 2007                                          89.4%
YEAR BUILT / YEAR RENOVATED                                          1956 / 2006
APPRAISED VALUE                                                     $635,000,000
PROPERTY MANAGEMENT                                  S.L. Green Management Corp.
UW ECONOMIC OCCUPANCY                                                      97.8%
UW REVENUES                                                          $53,589,506
UW TOTAL EXPENSES                                                    $22,340,087
UW NET OPERATING INCOME (NOI)                                        $31,249,419
UW NET CASH FLOW (NCF)                                               $30,305,426
--------------------------------------------------------------------------------

(1)  The 485 Lexington Avenue Whole Loan was co-originated by Wachovia (40%),
     Column (30%) and Morgan Stanley Mortgage Capital Inc. (30%). Wachovia and
     Column are selling their portion of the 485 Lexington Avenue Whole Loan into the Trust Fund. The percentages in the chart above reflect the percentage of the 485 Lexington Avenue Loan, which excludes the related pari passu companion loan not being sold into the Trust Fund.

(2)  Escrowed for current outstanding tenant improvements and leasing commission costs associated with existing tenants.

(3)  Funds escrowed for outstanding free rent in existing leases. Funds will be released in accordance with the respective amount earmarked for the applicable tenant per the schedule set forth in the related Mortgage Loan documents.

(4)  LTV Ratios, DSC Ratio and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of, or debt service on, the 485 Lexington Avenue
     Loan and the 485 Lexington Avenue Pari Passu Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                              485 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                                TENANT SUMMARY

                                                                      % OF NET    BASE                      % OF
                                        RATINGS*       NET RENTABLE   RENTABLE    RENT    ANNUAL BASE   TOTAL ANNUAL      LEASE
TENANT                             FITCH/MOODY'S/S&P     AREA (SF)      AREA       PSF        RENT        BASE RENT     EXPIRATION
--------------------------------   -----------------   ------------   --------   ------   -----------   ------------  -------------

MAJOR TENANTS
   Citibank, N.A. ..............       AA+/Aa1/AA         297,126       32.5%    $51.14   $15,194,701        36.1%    February 2017
   Travelers Insurance .........        A-/A3/A-          214,978       23.5     $51.09    10,982,940        26.1      August 2016
   Cardinia Real Estate ........       A-/Baa1/A-          67,976        7.4     $43.63     2,965,608         7.0     December 2008
   Advance Publications, Inc. ..        NR/NR/NR           52,573        5.7     $47.50     2,497,217         5.9     February 2021
   Novantas LLC ................        NR/NR/NR           41,147        4.5     $59.70     2,456,470         5.8      January 2017
                                                          -------      -----              -----------       -----
   TOTAL MAJOR TENANTS .........                          673,800       73.7%    $50.60   $34,096,936        81.0%
NON-MAJOR TENANTS ..............                          144,269       15.8     $55.44     7,997,844        19.0
                                                          -------      -----              -----------       -----
OCCUPIED TOTAL .................                          818,069       89.4%    $51.46   $42,094,780       100.0%
                                                                                          ===========       =====
VACANT SPACE ...................                           96,738       10.6
                                                          -------      -----
PROPERTY TOTAL .................                          914,807      100.0%
                                                          =======      =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                        CUMULATIVE %                    CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF      OF SF       % OF BASE RENT      BASE RENT
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*       EXPIRING*       EXPIRING*        EXPIRING*
----------   -----------   ---------------   --------   -------------   ------------   --------------   ---------------

   2007            0            $ 0.00              0        0.0%            0.0%           0.0%               0.0%
   2008            2            $43.63         67,976        7.4%            7.4%           7.0%               7.0%
   2009            0            $ 0.00              0        0.0%            7.4%           0.0%               7.0%
   2010            0            $ 0.00              0        0.0%            7.4%           0.0%               7.0%
   2011            0            $ 0.00              0        0.0%            7.4%           0.0%               7.0%
   2012            2            $24.08         22,425        2.5%            9.9%           1.3%               8.3%
   2013            0            $ 0.00              0        0.0%            9.9%           0.0%               8.3%
   2014            0            $ 0.00              0        0.0%            9.9%           0.0%               8.3%
   2015            0            $ 0.00              0        0.0%            9.9%           0.0%               8.3%
   2016            6            $50.63        246,025       26.9%           36.8%          29.6%              37.9%
   2017           19            $55.08        429,070       46.9%           83.7%          56.1%              94.1%
Thereafter         1            $47.50         52,573        5.7%           89.4%           5.9%             100.0%
  Vacant           0               NA          96,738       10.6%          100.0%           0.0%             100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                              485 LEXINGTON AVENUE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "485 Lexington Avenue Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 485 Lexington Avenue Loan represents approximately 4.0% of the
     Cut-Off Date Pool Balance. The 485 Lexington Avenue Loan was originated on
     January 22, 2007 and has a principal balance as of the Cut-Off Date of
     $315,000,000. The 485 Lexington Avenue Loan is evidenced by two pari passu notes, the A1-Note held by Wachovia Bank, National Association with an original principal balance of $180,000,000 dated January 22, 2007 and the
     A2-Note held by Column Financial, Inc. with an original principal balance of $135,000,000 dated January 22, 2007. Both the A1-Note and A2-Note will be assets of the Trust Fund. The 485 Lexington Avenue Loan is a portion of a whole loan with an original principal balance of $450,000,000. The other loan related to the 485 Lexington Avenue Loan is evidenced by a separate pari passu note, dated January 22, 2007 (the "485 Lexington Avenue Pari
     Passu Companion Loan" and together with the 485 Lexington Avenue Loan, the
     "485 Lexington Avenue Whole Loan"), with an original principal balance of
     $135,000,000. The 485 Lexington Avenue Pari Passu Companion Loan will not be an asset of the Trust Fund. The 485 Lexington Avenue Loan and the 485
     Lexington Avenue Pari Passu Companion Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans". The 485
     Lexington Avenue Loan provides for interest-only payments for the entire loan term.

     The 485 Lexington Avenue Loan has a remaining term of 119 months and matures on February 11, 2017. The 485 Lexington Avenue Loan may be prepaid on or after November 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The tenant-in-common borrowers are Green 485 Owner LLC,
     Green 485 TIC LLC, and 485 EAT Owner LLC, each a special purpose entity.
     Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 485 Lexington Avenue Loan. The sponsor of the borrowers is SL Green Realty Corp. ("SL Green"). SL Green, a publicly traded real estate investment trust, engages in the ownership, management, acquisition, leasing and repositioning of commercial office properties in New York. SL Green's New York City portfolio includes interests in approximately 34 properties aggregating to a reported 24.5 million square feet.

o    THE PROPERTY. The Mortgaged Property is an approximately 914,807 square foot Class B office building situated on approximately 1.1 acres. The
     Mortgaged Property was constructed in 1956 and renovated in 2006. The
     Mortgaged Property is located in New York, New York on Lexington Avenue between 55th and 56th streets. As of February 28, 2007, the occupancy rate for the Mortgaged Property securing the 485 Lexington Avenue Loan was approximately 89.4%.

     The largest tenant is Citibank, N.A. ("Citibank"), currently occupying approximately 297,126 square feet, or approximately 32.5% of the net rentable area. Citibank is a subsidiary of Citigroup, Inc. ("Citigroup").
     Citigroup is a diversified global financial services holding company with more than 3,000 bank branches and consumer finance offices in the United
     States and Canada. As of February 14, 2007, Citibank was rated "AA+"
     (Fitch), "Aa1" (Moody's), and "AA" (S&P). The Citibank lease expires in
     February 2017. The second largest tenant is Travelers Insurance, currently occupying approximately 214,978 square feet, or approximately 23.5% of the net rentable area. Travelers Insurance is the second largest business insurer in the United States and offers a myriad of insurance products. As of February 16, 2007, Travelers Insurance was rated "A-" (Fitch), "A3"
     (Moody's) and "A-" (S&P). The Travelers Insurance lease expires in August
     2016. The third largest tenant is Cardinia Real Estate ("Cardinia"), occupying approximately 67,976 square feet, or approximately 7.4% of the net rentable area. Cardinia is a subsidiary of Omnicom Group, Inc.
     ("Omnicom"). Omnicom is a global media services conglomerate, with advertising, marketing and public relations operations, serving approximately 5,000 clients in more than 100 countries. As of February 19,
     2007, Omnicom was rated "A-" (Fitch), "Baa1" (Moody's) and "A-" (S&P). The
     Cardinia lease expires in December 2008.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. S.L. Green Management Corp., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 485 Lexington
     Avenue Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               ONE SOUTH DEARBORN
--------------------------------------------------------------------------------

                                     [5 PHOTOS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               ONE SOUTH DEARBORN
--------------------------------------------------------------------------------

                                     [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               ONE SOUTH DEARBORN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $280,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                     Olen Properties, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                            6.1355%
MATURITY DATE                                                   January 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           118 / IO
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                 Yes
   TI/LC(2)               $5,299,298
   LEASING RESERVE(3)     $1,519,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                 Yes

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                $280,000,000
CUT-OFF DATE BALANCE/SF                                                     $333
CUT-OFF DATE LTV                                                           80.0%
MATURITY DATE LTV                                                          80.0%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Chicago, IL
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                841,498
OCCUPANCY AS OF JANUARY 1, 2007                                            98.2%
YEAR BUILT / YEAR RENOVATED                                            2005 / NA
APPRAISED VALUE                                                     $350,000,000
PROPERTY MANAGEMENT                          Hines Interests Limited Partnership
UW ECONOMIC OCCUPANCY                                                      96.0%
UW REVENUES                                                          $36,357,752
UW TOTAL EXPENSES                                                    $15,378,733
UW NET OPERATING INCOME (NOI)                                        $20,979,019
UW NET CASH FLOW (NCF)                                               $20,719,841
--------------------------------------------------------------------------------

(1)   A lockbox is required if the debt service coverage ratio falls below
      1.10x.

(2)   The up-front TI/LC reserve of $5,299,298 was identified for outstanding tenant work orders for: Rosebud Restaurants ($219,944); Sidley Austin LLP
      ($1,897,425); Barton Brands, Ltd. ($1,187,604) and Arcelor Mittal
      ($1,994,325).

(3)   The up-front leasing reserve of $1,519,000 was established at closing of the One South Dearborn Loan for rent abatements for terms related to leases to Sidley Austin LLP, Hines Interests Limited Partnership, Arcelor
      Mittal and Barton Brands, Ltd.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               ONE SOUTH DEARBORN
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                               % OF NET                             % OF
                                   RATINGS*      NET RENTABLE  RENTABLE    BASE    ANNUAL BASE  TOTAL ANNUAL      LEASE
TENANT                        FITCH/MOODY'S/S&P    AREA (SF)     AREA    RENT PSF      RENT       BASE RENT     EXPIRATION
----------------------------  -----------------  ------------  --------  --------  -----------  ------------  -------------

Major Tenants
   Sidley Austin LLP .......       NR/NR/NR         576,472      68.5%    $27.48   $15,838,695      73.8%     December 2020
   Barton Brands, Ltd ......      BB/Ba2/BB         112,066      13.3     $21.51     2,411,032      11.2        June 2021
   Arcelor Mittal ..........      BBB/NR/BBB         80,639       9.6     $21.00     1,693,656       7.9      November 2016
   Elite Business Center ...       NR/NR/NR          26,812       3.2     $23.18       621,502       2.9      November 2011
   Hines Interests Limited
      Partnership ..........       NR/NR/NR          14,793       1.8     $23.06       341,106       1.6      November 2014
                                                    -------     -----              -----------     -----
   TOTAL MAJOR TENANTS .....                        810,782      96.3%    $25.78   $20,905,991      97.4%
NON-MAJOR TENANTS ..........                         15,427       1.8     $36.53       563,582       2.6
                                                    -------     -----              -----------     -----
OCCUPIED TOTAL .............                        826,209      98.2%    $25.99   $21,469,573     100.0%
                                                                                   ===========     =====
VACANT SPACE ...............                         15,289       1.8
                                                    -------     -----
PROPERTY TOTAL .............                        841,498     100.0%
                                                    =======     =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

               # OF      WA BASE                                                                 CUMULATIVE % OF
              LEASES     RENT/SF   TOTAL SF   % OF TOTAL SF    CUMULATIVE %     % OF BASE RENT      BASE RENT
   YEAR      EXPIRING   EXPIRING   EXPIRING     EXPIRING*     OF SF EXPIRING*      EXPIRING*        EXPIRING*
----------   --------   --------   --------   -------------   ---------------   --------------   ---------------

   2007          0       $ 0.00           0        0.0%              0.0%             0.0%              0.0%
   2008          0       $ 0.00           0        0.0%              0.0%             0.0%              0.0%
   2009          1       $30.00       3,545        0.4%              0.4%             0.5%              0.5%
   2010          0       $ 0.00           0        0.0%              0.4%             0.0%              0.5%
   2011          1       $23.18      26,812        3.2%              3.6%             2.9%              3.4%
   2012          0       $ 0.00           0        0.0%              3.6%             0.0%              3.4%
   2013          1       $24.00       6,069        0.7%              4.3%             0.7%              4.1%
   2014          3       $23.06      14,793        1.8%              6.1%             1.6%              5.7%
   2015          1       $71.23       3,745        0.4%              6.5%             1.2%              6.9%
   2016          5       $21.02      82,707        9.8%             16.4%             8.1%             15.0%
   2017          0       $ 0.00           0        0.0%             16.4%             0.0%             15.0%
Thereafter       8       $26.51     688,538       81.8%             98.2%            85.0%            100.0%
  Vacant         0           NA      15,289        1.8%            100.0%             0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               ONE SOUTH DEARBORN
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "One South Dearborn Loan") is secured by a first mortgage encumbering an office building located in Chicago, Illinois.
     The One South Dearborn Loan represents approximately 3.5% of the Cut-Off
     Date Pool Balance. The One South Dearborn Loan was originated on January
     10, 2007 and has a principal balance as of the Cut-Off Date of
     $280,000,000. The One South Dearborn Loan provides for interest-only payments for the entire loan term.

     The One South Dearborn Loan has a remaining term of 118 months and matures on January 11, 2017. The One South Dearborn Loan may be prepaid on or after
     November 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is South Dearborn Tower, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One South Dearborn Loan. The sponsor of the borrower is Olen Properties Corp. ("Olen"). Olen, founded in
     1973 by Igor Olenicoff, is based in Newport Beach, California and specializes in the development, ownership and management of commercial and multifamily properties. Olen's commercial portfolio consists of approximately 4.5 million square feet of premier office and industrial projects located throughout Orange County, California. Olen's multifamily portfolio consists of over 10,000 units in more than 33 residential communities primarily located in Las Vegas and South Florida.

o    THE PROPERTY. The Mortgaged Property is an approximately 841,498 square foot Class-A office building situated on approximately 1.0 acre. The
     Mortgaged Property was constructed in 2005. The Mortgaged Property is located in Chicago, Illinois. As of January 1, 2007, the occupancy rate for the Mortgaged Property securing the One South Dearborn Loan was approximately 98.2%.

     The largest tenant is Sidley Austin LLP ("Sidley"), currently occupying approximately 576,472 square feet, or approximately 68.5% of the net rentable area. Sidley is an international law firm, headquartered at the
     Mortgaged Property, created in 2001 by the merger of the Chicago-based
     Sidley & Austin and Wall Street-based Brown & Wood. The firm employs more than 1,600 attorneys around the world and its practices include corporate and securities, mergers and acquisitions, securitization, intellectual property funds and other pooled investments, bankruptcy and corporate reorganization, bank and commercial lending, public finance, real estate, tax and employee benefits and trusts and estates. The Sidley lease expires in December 2020. The second largest tenant is Barton Brands, Ltd
     ("Barton"), currently occupying approximately 112,066 square feet, or approximately 13.3% of the net rentable area. Barton is the nation's third-largest spirits supplier and operates seven production facilities in
     North America, five in the United States and two in Canada. As of February
     16, 2007, Barton was rated "BB" (Fitch), "Ba2" (Moody's) and "BB" (S&P).
     The Barton lease expires in June 2021. The third largest tenant is Arcelor
     Mittal ("Arcelor"), occupying approximately 80,639 square feet, or approximately 9.6% of the net rentable area. Arcelor was forged in 2006 when Mittal Steel bought rival Arcelor. Arcelor is the world's largest steel company, with 330,000 employees in more than 60 countries across
     Europe, America, Asia and Africa. As of February 16, 2007, Arcelor was
     rated "BBB" (Fitch) and "BBB" (S&P). The Arcelor lease expires in November
     2016.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases will be deposited into a mortgagee-designated lockbox account if the debt service coverage ratio falls below 1.10x.

o    MANAGEMENT. Hines Interests Limited Partnership is the property manager for the Mortgaged Property securing the One South Dearborn Loan. Founded in
     1957, Hines is a privately owned, international real estate firm with operations in more than 85 cities around the globe. Hines has offices in 15 countries, with regional offices in Atlanta, Chicago, Houston (U.S.
     headquarters), London (European headquarters), New York and San Francisco, as well as 65 other U.S. cities. The Hines portfolio consists of approximately 900 properties including skyscrapers, corporate headquarters, mixed-use centers, industrial parks, medical facilities and master-planned resort and residential communities. Hines manages over 102 million square feet with 7.0 million square feet under management in the Chicago central business district.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               ONE CONGRESS STREET
--------------------------------------------------------------------------------

                                     [4 PHOTOS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               ONE CONGRESS STREET
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               ONE CONGRESS STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Artesia
CUT-OFF DATE BALANCE                                                $190,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                         National Electrical Benefit Fund
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                            6.0739%
MATURITY DATE                                                     March 11, 2014
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          84
ORIGINAL TERM / AMORTIZATION                                             84 / IO
REMAINING TERM / AMORTIZATION                                            84 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   REPLACEMENT                $2,400,000
   TI/LC                      $6,100,000
   LEASING ACHIEVEMENT (1)    $4,500,000
   DEBT SERVICE (2)           $4,500,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                     Yes

ADDITIONAL FINANCING              B-Note                             $18,500,000

                               TRUST ASSET   WHOLE MORTGAGE LOAN
                              ------------   -------------------
CUT-OFF DATE BALANCE          $190,000,000      $208,500,000
CUT-OFF DATE BALANCE/SF (3)   $        158      $        174
CUT-OFF DATE LTV                      73.7%             80.9%
MATURITY DATE LTV                     73.7%             80.9%
UW DSCR ON NCF                        1.30x             1.16x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Boston, MA
PROPERTY TYPE                                               Mixed Use -- Parking
                                                            Garage/Office/Retail
SIZE (SF) (4)                                                          1,200,000
OCCUPANCY AS OF JANUARY 1, 2007 (5)                                        82.3%
YEAR BUILT / YEAR RENOVATED                                          1967 / 2006
APPRAISED VALUE                                                     $257,850,000
PROPERTY MANAGEMENT (6)                             Raymond Property Company LLC
                                                and Standard Parking Corporation
UW ECONOMIC OCCUPANCY                                                      92.0%
UW REVENUES                                                          $21,401,314
UW TOTAL EXPENSES                                                    $ 6,233,062
UW NET OPERATING INCOME (NOI)                                        $15,168,252
UW NET CASH FLOW (NCF)                                               $15,168,252
--------------------------------------------------------------------------------

(1)  Funds may be released in increments of $1,125,000 for each 25% of the GSA space leased for a minimum term of 5 years at $37.45 per square foot per year, or greater, with lease terms acceptable to the mortgagee. For the final release, the debt service coverage ratio for the One Congress Street
     Loan must be at least 1.05x.

(2)  Funds may be used for eligible debt service payments with the release of any remaining funds when the GSA space is leased for a minimum term of 5 years at $37.45 per square foot per year, or greater, with lease terms acceptable to the mortgagee.

(3)  Calculated using a total of 1,200,000 square feet.

(4)  The Mortgaged Property contains a total of 1,200,000 square feet comprised of 886,473 square feet of parking garage (2,310 parking spaces) and 313,527 square feet of office and retail space.

(5)  Occupancy percentage is based on office and retail space only.

(6)  Raymond Property Company LLC is the property manager for the office and retail space and Standard Parking Corporation is the property manager for the parking garage.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               ONE CONGRESS STREET
--------------------------------------------------------------------------------

                     TENANT SUMMARY-COMMERCIAL TENANTS ONLY

                                                           NET      % OF NET     BASE                     % OF
                                         RATINGS*        RENTABLE   RENTABLE     RENT      ANNUAL     TOTAL ANNUAL       LEASE
             TENANT                 FITCH/MOODY'S/S&P   AREA (SF)     AREA       PSF      BASE RENT     BASE RENT     EXPIRATION
---------------------------------   -----------------   ---------   --------   -------   ----------   ------------   -------------

Major Tenants
   United States of America (GSA)      AAA/Aaa/AAA       238,999      76.2%    $ 33.80   $8,077,295       91.7%       January 2010
   Kaplan, Inc. ..................       NR/NR/NR         17,030       5.4     $ 29.00      493,870        5.6       November 2009
                                                         -------     -----               ----------      -----
   Total Major Tenants ...........                       256,029      81.7%    $ 33.48   $8,571,165       97.3%
Non-Major Tenants ................                         1,992       0.6     $121.13      241,293        2.7
Occupied Total ...................                       258,021      82.3%    $ 34.15   $8,812,458      100.0%
                                                                                         ==========      =====
Vacant Space .....................                        55,506      17.7
                                                         -------     -----
Property Total ...................                       313,527     100.0%
                                                         =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                                               CUMULATIVE %
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   OF BASE RENT
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*       EXPIRING*
----------   -----------   ---------------   --------   -------------   ------------------   --------------   ------------

   2007           0            $  0.00              0        0.0%               0.0%              0.0%             0.0%
   2008           0            $  0.00              0        0.0%               0.0%              0.0%             0.0%
   2009           1            $ 29.00         17,030        5.4%               5.4%              5.6%             5.6%
   2010           1            $ 33.80        238,999       76.2%              81.7%             91.7%            97.3%
   2011           2            $121.13          1,992        0.6%              82.3%              2.7%           100.0%
   2012           0            $  0.00              0        0.0%              82.3%              0.0%           100.0%
   2013           0            $  0.00              0        0.0%              82.3%              0.0%           100.0%
   2014           0            $  0.00              0        0.0%              82.3%              0.0%           100.0%
   2015           0            $  0.00              0        0.0%              82.3%              0.0%           100.0%
   2016           0            $  0.00              0        0.0%              82.3%              0.0%           100.0%
   2017           0            $  0.00              0        0.0%              82.3%              0.0%           100.0%
Thereafter        0            $  0.00              0        0.0%              82.3%              0.0%           100.0%
  Vacant          0                 NA         55,506       17.7%             100.0%              0.0%           100.0%

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               ONE CONGRESS STREET
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "One Congress Street Loan"') is secured by a first mortgage encumbering a mixed use building comprised of office and retail space and a parking garage located in Boston, Massachusetts. The One
     Congress Street Loan represents approximately 2.4% of the Cut-Off Date Pool
     Balance. The One Congress Street Loan was originated on February 28, 2007 and has a principal balance as of the Cut-Off Date of $190,000,000. The One
     Congress Street Loan is a portion of a whole loan with an original principal balance of $208,500,000. The other loan related to the One
     Congress Street Loan is evidenced by a separate subordinate note, dated
     February 28, 2007 (the "One Congress Street Subordinate Companion Loan"
     with an original principal balance of $18,500,000 and, together with the
     One Congress Street Loan, comprise the "One Congress Street Whole Loan").
     The One Congress Street Subordinate Companion Loan will not be an asset of the Trust Fund. The One Congress Street Loan and the One Congress Street
     Subordinate Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF
     THE MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The One Congress Street Loan provides for interest-only payments for the entire loan term.

     The One Congress Street Loan has a remaining term of 84 months and matures on March 11, 2014. The One Congress Street Loan may be prepaid on or after
     January 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Bulfinch Congress Holdings LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Congress Street Loan.
     The sponsor of the borrower is the National Electrical Benefit Fund
     ("NEBF"). NEBF is a $10.5 billion pension fund that provides retirement benefits to electrical construction workers throughout the United States and Canada. They are an active investor in union-built real estate development projects across North America with a total of 9.1% of their assets invested in real estate. Total 2005 assets for the fund were $12.1 billion, liabilities were $1.55 billion, and net worth was $10.56 billion.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,200,000 square foot building comprised of approximately 313,527 square feet of office and retail space and a parking garage with 2,310 spaces in approximately
     886,473 square feet situated on approximately 4.1 acres. The Mortgaged
     Property was constructed in 1967 and renovated in 2006. The Mortgaged
     Property is located in Boston, Massachusetts within the Boston metropolitan statistical area. As of January 1, 2007, the occupancy rate for the office and retail space at the Mortgaged Property securing the One Congress Street
     Loan was approximately 82.3%.

     The largest tenant is the General Services Administration ("GSA"), the leasing agency of the United States of America, occupying approximately
     238,999 square feet, or approximately 76.2% of the net rentable area of commercial space. The GSA space is occupied by the United States
     Environmental Protection Agency. The GSA lease expires in January 2010. The second largest tenant is Kaplan, Inc., ("Kaplan") occupying approximately
     17,030 square feet, or approximately 5.4% of the net rentable area. Kaplan is a national education company that prepares students for more than 80 standardized tests, including entrance exams for secondary, college and graduate school as well as English language and professional licensing exams. The Kaplan lease expires in November 2009.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases and all revenues generated by the parking garage are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Raymond Property Company is the property manager for the office and retail space and Standard Parking Corporation is the property manager for the parking garage of the Mortgaged Property securing the One Congress
     Street Loan. Subject to the mortgagee's approval, the parking garage may be operated pursuant to a master lease in the future.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                   FOUR SEASONS AVIARA RESORT -- CARLSBAD, CA
--------------------------------------------------------------------------------

                                     [7 PHOTOS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                   FOUR SEASONS AVIARA RESORT -- CARLSBAD, CA
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                   FOUR SEASONS AVIARA RESORT -- CARLSBAD, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $186,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSORS                     Broadreach Capital Partners and Maritz, Wolff & Co.
TYPE OF SECURITY                                                             Fee
FREE RELEASE(1)                                                              Yes
MORTGAGE RATE                                                             5.940%
MATURITY DATE                                                  February 11, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            59 / IO
LOCKBOX(2)                                                             Springing

UP-FRONT RESERVES
   INSURANCE                     Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                 Yes
   REPLACEMENT(3)         $2,457,630

ADDITIONAL FINANCING(4)                                                     None

CUT-OFF DATE BALANCE                                                $186,500,000
CUT-OFF DATE BALANCE / ROOM                                             $566,869
CUT-OFF DATE LTV                                                           74.3%
MATURITY DATE LTV                                                          74.3%
UW DSCR ON NCF                                                             1.31x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Carlsbad, CA
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 329
OCCUPANCY AS OF DECEMBER 31, 2006(5)                                       64.5%
YEAR BUILT / YEAR RENOVATED                                          1997 / 2006
APPRAISED VALUE                                                     $251,000,000
PROPERTY MANAGEMENT                                  Four Seasons Hotels Limited
UW ECONOMIC OCCUPANCY                                                      70.0%
UW REVENUES                                                          $80,446,690
UW TOTAL EXPENSES                                                    $63,497,354
UW NET OPERATING INCOME (NOI)                                        $16,949,336
UW NET CASH FLOW (NCF)                                               $14,491,706
--------------------------------------------------------------------------------

(1)  Twenty-four (24) acres of vacant land, which were not included in the appraised value, can be released subject to certain conditions including, but not limited to: (i) gross receipts at the Mortgaged Property have exceeded an average of $20,479,425 for three consecutive quarters, (ii) a loan-to-value-ratio of the remaining collateral is not greater than 75% and
     (iii) certain other conditions as specified in the related Mortgage Loan documents. The vacant land can be released from the collateral without any principal reduction.

(2)  A lockbox is required upon: (i) the removal or resignation of Four Seasons
     Hotels Limited as manager, (ii) an event of default or (iii) certain other conditions as specified in the related Mortgage Loan documents.

(3)  Adjusted monthly, based on 3% of the gross receipts for the prior month.

(4)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio no less than 1.25x, (ii) the aggregate loan-to-value ratio shall not exceed
     75%, (iii) Rating Agency consent and (iv) certain other conditions as specified in the related Mortgage Loan documents.

(5)  Based on the trailing 12 month period ending December 31, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                   FOUR SEASONS AVIARA RESORT -- CARLSBAD, CA
--------------------------------------------------------------------------------

                                FACILITY SUMMARY

GUEST ROOMS                                                            NUMBER
-----------                                                          -----------
King .............................................................           231
Double/Double ....................................................            54
Studio Suites ....................................................            25
One Bedroom Suites ...............................................            15
Two Bedroom Suites ...............................................             3
Presidential Suite ...............................................             1
                                                                             ---
   TOTAL .........................................................           329
                                                                             ===

FOOD AND BEVERAGE                                                      SEATING
-----------------                                                    -----------
Vivace ...........................................................           120
California Bistro ................................................           175
Lobby Lounge .....................................................           106
Argyle ...........................................................           179
Ocean Pool Bar and Grill .........................................            80
                                                                             ---
   TOTAL .........................................................           660
                                                                             ===

MEETING AND BANQUET SPACE                                            SQUARE FEET
-------------------------                                            -----------
Grand Ballroom ...................................................        11,730
Grand Foyer ......................................................         3,480
Aviara Salon .....................................................         3,800
Aviara Foyer .....................................................         1,283
Blue Heron .......................................................           736
Goldfinch ........................................................           513
Avocet ...........................................................         1,632
Osprey ...........................................................           546
Egret ............................................................           525
Pelican ..........................................................           450
Avalon ...........................................................         3,520
Avalon Foyer .....................................................         1,408
Laviana ..........................................................         2,607
Filiary ..........................................................           761
Kingfisher Foyer .................................................         1,620
Kingfisher .......................................................         2,184
                                                                          ------
   TOTAL .........................................................        36,795
                                                                          ======

                               FINANCIAL SCHEDULE

Financial Period ......................................   T-12 December 31, 2006
Occupancy .............................................                    64.5%
ADR ...................................................                  $349.06
REVPAR ................................................                  $225.03
UW Occupancy ..........................................                    70.0%
UW ADR ................................................                  $364.87
UW REVPAR .............................................                  $255.41

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                   FOUR SEASONS AVIARA RESORT -- CARLSBAD, CA
--------------------------------------------------------------------------------

                               COMPETITIVE SUMMARY

                                                                               ESTIMATED 2006*
                                                   -----------------------------------------------------------------------
                                       NUMBER OF                                    OCCUPANCY        ADR         REVPAR
PROPERTY                                 ROOMS     OCCUPANCY     ADR      REVPAR   PENETRATION   PENETRATION   PENETRATION
------------------------------------   ---------   ---------   -------   -------   -----------   -----------   -----------

Four Seasons Aviara Resort (subject)       329       64.5%     $349.06   $225.14       93.2%        100.4%         93.3%
St. Regis Monarch Beach Resort             400       73.0%     $354.00   $258.42      105.5%        101.8%        107.1%
Ritz-Carlton Laguna Niguel                 393       70.0%     $382.00   $267.40      101.2%        109.8%        110.8%
Montage Laguna Beach                       262       70.0%     $545.00   $381.50      101.2%        156.7%        158.1%
La Costa Resort and Spa                    532       68.0%     $218.00   $148.24       98.3%         62.7%         61.4%
The Lodge at Torrey Pines                  170       70.0%     $354.00   $247.80      101.2%        101.8%        102.7%
                                         -----       ----      -------   -------      -----         -----         -----
                                         2,086       69.2%     $347.80   $241.36      100.0%        100.0%        100.0%

*    Based on the HVS International appraisal dated January 26, 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                   FOUR SEASONS AVIARA RESORT -- CARLSBAD, CA
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Four Seasons Aviara Resort -- Carlsbad,
     CA Loan") is secured by a first mortgage encumbering a full-service luxury resort hotel and an 18-hole Arnold Palmer-designed championship golf course, located in Carlsbad, California. The Four Seasons Aviara Resort --
     Carlsbad, CA Loan represents approximately 2.4% of the Cut-Off Date Pool
     Balance. The Four Seasons Aviara Resort -- Carlsbad, CA Loan was originated on February 5, 2007, and has a principal balance as of the Cut-Off Date of
     $186,500,000. The Four Seasons Aviara Resort -- Carlsbad, CA Loan provides for interest-only payments for the entire loan term.

     The Four Seasons Aviara Resort -- Carlsbad, CA Loan has a remaining term of
     59 months and matures on February 11, 2012. The Four Seasons Aviara Resort
     -- Carlsbad, CA Loan may be prepaid on or after February 11, 2009 with the payment of a yield maintenance charge. The Four Seasons Aviara Resort Loan may be prepaid without penalty on or after November 11, 2011.

o    THE BORROWER. The borrower is Aviara Resort Associates SPE, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Four Seasons Aviara
     Resort Loan. The sponsors of the borrower are Broadreach Capital Partners
     ("Broadreach") and Maritz, Wolff & Co. ("Maritz"). Broadreach is a private investment firm that invests in a variety of Western United States real estate assets including commercial, land and residential, as well as hotel and resort properties on a broader geographic basis. Broadreach is comprised of approximately 30 team members with headquarters in Palo Alto,
     California and additional offices in Los Angeles, California, St. Louis,
     Missouri and Edwards, Colorado. Maritz is one of the leading investors in luxury hospitality assets in the United States. Founded in 1994, Maritz has acquired approximately 18 luxury hotels operated by leading luxury hotel management companies, including Four Seasons, Fairmont, Ritz-Carlon and
     Rosewood. Maritz has owned an interest in the Mortgaged Property since
     1995.

o    THE PROPERTY. The Four Seasons Aviara Resort is a full-service resort and convention hotel containing 329 rooms situated on 204.7 acres. The
     Mortgaged Property was constructed in 1997 and renovated in 2006. The
     Mortgaged Property is located in Carlsbad, California within the San
     Diego-Carlsbad-San Marcos, California metropolitan statistical area. The
     Mortgaged Property features 36,795 square feet of meeting space, two outdoor swimming pools, two Jacuzzis, a full service spa and fitness center, six outdoor tennis courts, business center and retail shops. The
     Mortgaged Property also offers an 18-hole Arnold Palmer-designed championship golf course. As of the trailing twelve months ending December
     31, 2006, the occupancy rate of the Four Seasons Aviara Resort -- Carlsbad,
     CA Loan was approximately 64.5%.

o    LOCK BOX ACCOUNT. All revenue with respect to the Mortgaged Property will be deposited into a mortgagee-designated lockbox account upon the removal or resignation of Four Seasons Hotels Limited as manager, upon an event of default or certain other conditions specified in the related Mortgage Loan documents.

o    RELEASE. The borrower may obtain the release of approximately 24.0 acres of vacant land, which were not included in the appraised collateral, subject to certain conditions including, but not limited to (i) gross receipts at the Mortgaged Property having exceeded an average of $20,479,425 for three consecutive quarters and (ii) an LTV of the remaining collateral not greater than 75.0%. The vacant land can be released from the Mortgaged
     Property without the payment of a release price.

o    MANAGEMENT. Four Seasons Hotels Limited ("Four Seasons") is the property manager for the Mortgaged Property securing the Four Seasons Aviara Resort
     -- Carlsbad, CA Loan. Four Seasons is an international hotelier with more than 73 hotels in 31 countries and more than 25 properties currently under development. As of February 19, 2007, Four Seasons was rated "Baa3"
     (Moody's) and "BB+" (S&P).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 BANK ONE CENTER
--------------------------------------------------------------------------------

                                     [6 PHOTOS]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 BANK ONE CENTER
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 BANK ONE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $180,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                    Haim Revah / Metropolitan Real Estate
                                                                  Investors, LLC
TYPE OF SECURITY                                                            Both
MORTGAGE RATE                                                             5.767%
MATURITY DATE                                                   January 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                     Yes
   REPLACEMENT                $1,000,000
   TI/LC                     $15,000,000
   GROUND LEASE                  $40,201
   OUTSTANDING TI/LC(1)       $3,109,957

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                     Yes
   REPLACEMENT                  $398,049
   TI/LC(2)                    Springing
   GROUND LEASE                 $482,416

ADDITIONAL FINANCING      Mezzanine Debt                             $20,000,000

                                                     TRUST ASSET    TOTAL DEBT
                                                    ------------   ------------
CUT-OFF DATE BALANCE                                $180,000,000   $200,000,000
CUT-OFF DATE BALANCE/SF                             $        118   $        131
CUT-OFF DATE LTV                                            72.9%          81.0%
MATURITY DATE LTV                                           68.0%          75.9%
UW DSCR ON NCF                                              1.33x          1.13x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Dallas, TX
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                              1,530,957
OCCUPANCY AS OF SEPTEMBER 15, 2006                                         79.0%
YEAR BUILT / YEAR RENOVATED                                            1987 / NA
APPRAISED VALUE                                                     $247,000,000
PROPERTY MANAGEMENT                             Crescent Property Services, Inc.
UW ECONOMIC OCCUPANCY                                                      87.1%
UW REVENUES                                                          $33,009,167
UW TOTAL EXPENSES                                                    $14,663,707
UW NET OPERATING INCOME (NOI)                                        $18,345,461
UW NET CASH FLOW (NCF)                                               $16,737,995
--------------------------------------------------------------------------------

(1)  The outstanding TI/LC reserve of $3,109,957 is identified for tenant improvements for: Andrews Kurth -- $575,665; DLA Piper -- $145,278; Keith
     Brewster -- $81,792; Hughes Luce -- $2,135,220; Barbara Thomas -- $10,285;
     Marsh USA -- $113,784; and leasing commissions for: DLA Piper -- $42,630 and Barbara Thomas -- $4,763.

(2)  In the event the balance of the TI/LC reserve is less than $3,000,000, the borrower will begin to deposit at an annual rate of $1,539,067 until
     $5,000,000 is achieved. A minimum $3,000,000 will remain in the tenant improvement and leasing commission reserve account at all times.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                BANK ONE CENTER
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                                      % OF
                                          RATINGS(1)       NET     % OF NET               ANNUAL      TOTAL
                                            FITCH/      RENTABLE   RENTABLE    BASE        BASE      ANNUAL         LEASE
TENANT                                    MOODY'S/S&P   AREA (SF)    AREA    RENT PSF      RENT     BASERENT      EXPIRATION
---------------------------------------  -------------  ---------  --------  --------  -----------  --------  ------------------

MAJOR TENANTS
   Bank One Texas, N.A. ...............   AA-/Aa3/AA-     348,163    22.7%    $20.00   $ 6,962,534    30.5%      January 2010
   TXU Business Services Company(2) ...  BBB-/Ba1/BBB-    131,482     8.6     $20.85     2,741,540    12.0      September 2011
   Hughes & Luce LLP ..................     NR/NR/NR      113,922     7.4     $15.56     1,772,756     7.8    Multiple Spaces(3)
   Andrews Kurth, L.L.P. ..............     NR/NR/NR       86,305     5.6     $18.23     1,573,359     6.9       February 2014
   Marsh USA, Inc. ....................   BBB/Baa2/BBB     59,384     3.9     $15.97       948,115     4.1       February 2016
                                                        ---------   -----              -----------   -----
   TOTAL MAJOR TENANTS ................                   739,256    48.3%    $18.94   $13,998,304    61.3%
NON-MAJOR TENANTS .....................                   470,285    30.7     $18.83     8,853,296    38.7
                                                        ---------   -----              -----------   -----
OCCUPIED TOTAL ........................                 1,209,541    79.0%    $18.89   $22,851,599   100.0%
                                                                                       ===========   =====
VACANT SPACE ..........................                   321,416    21.0
                                                        ---------   -----
PROPERTY TOTAL ........................                 1,530,957   100.0%
                                                        =========   =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  TXU vacated their space in October 2006 but continues to pay their contractual rent obligations at the Mortgaged Property. The TXU lease does not contain any termination options. According to recent conversations with the property manager as well as the most recent leasing report, TXU has expressed the intent to resume full occupancy by March 31, 2007.

(3)  Under the terms of multiple leases, approximately 7,161 square feet expire on a month-to-month basis and approximately 106,761 square feet expire in
     October 2017.

                            LEASE EXPIRATION SCHEDULE

                            WA BASE                                                                 CUMULATIVE % OF
             # OF LEASES    RENT/SF   TOTAL SF   % OF TOTAL SF     CUMULATIVE %    % OF BASE RENT       BASERENT
   YEAR        EXPIRING    EXPIRING   EXPIRING     EXPIRING*     OF SF EXPIRING*      EXPIRING*        EXPIRING*
----------   -----------   --------   --------   -------------   ---------------   --------------   ---------------

   2007          24         $16.68      90,679        5.9%             5.9%             6.6%               6.6%
   2008           7         $22.15      57,069        3.7%             9.7%             5.5%              12.2%
   2009           5         $20.71      22,938        1.5%            11.1%             2.1%              14.2%
   2010          21         $19.82     395,047       25.8%            37.0%            34.3%              48.5%
   2011          12         $21.18     177,746       11.6%            48.6%            16.5%              65.0%
   2012           5         $17.39      50,478        3.3%            51.9%             3.8%              68.8%
   2013           0         $ 0.00           0        0.0%            51.9%             0.0%              68.8%
   2014           6         $18.23      86,305        5.6%            57.5%             6.9%              75.7%
   2015           2         $18.00      48,183        3.1%            60.6%             3.8%              79.5%
   2016           7         $17.05     126,972        8.3%            68.9%             9.5%              89.0%
   2017           6         $15.89     108,664        7.1%            76.0%             7.6%              96.5%
Thereafter        2         $17.48      45,460        3.0%            79.0%             3.5%             100.0%
  Vacant          0             NA     321,416       21.0%           100.0%             0.0%             100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 BANK ONE CENTER
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Bank One Center Loan") is secured by a first fee and leasehold mortgage encumbering an office building located in
     Dallas, Texas. The Bank One Center Loan represents approximately 2.3% of the Cut-Off Date Pool Balance. The Bank One Center Loan was originated on
     December 14, 2006 and has a principal balance as of the Cut-Off Date of
     $180,000,000. The Bank One Center Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Bank One Center Loan has a remaining term of 118 months and matures on
     January 11, 2017. The Bank One Center Loan may be prepaid on or after
     October 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is 1717 Dallas Partners, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bank One Center Loan. The sponsor of the borrower is Haim Revah, an affiliate of Metropolitan Real Estate
     Investors, LLC, a Los Angeles based owner of investment properties with interests in approximately 2.2 million square feet of commercial properties.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,530,957 square foot office building situated on approximately 1.8 acres. The Mortgaged
     Property was constructed in 1987. The Mortgaged Property is located in
     Dallas, Texas. As of September 15, 2006, the occupancy rate for the
     Mortgaged Property securing the Bank One Center Loan was approximately
     79.0%.

     The largest tenant is Bank One Texas, N.A. ("Bank One"), currently occupying approximately 348,163 square feet, or approximately 22.7% of the net rentable area. Bank One is a subsidiary of JPMorgan Chase & Co.
     ("JPMorgan"). JPMorgan is the third largest financial services firm in the
     United States with assets of approximately $1.2 trillion and operations in more than 50 countries. As of March 1, 2007, J.P. Morgan Chase & Co., the parent of Bank One was rated "AA-" (Fitch), "Aa3" (Moody's) and "AA-"
     (S&P). The Bank One lease expires in January 2010. The second largest tenant is TXU Business Services Company ("TXU"), currently leasing approximately 131,482 square feet, or approximately 8.6% of the net rentable area. TXU is engaged in electricity generation and is one of the largest electricity producers in Texas. As of February 19, 2007, TXU was rated "BBB-" (Fitch), "Ba1" (Moody's) and "BBB-" (S&P). The TXU lease expires in September 2011. The third largest tenant is Hughes & Luce LLP
     ("Hughes & Luce"), occupying approximately 113,922 square feet, or approximately 7.4% of the net rentable area. Hughes & Luce is a law firm which serves numerous industries including transportation, venture capital, investment banking and insurance. Under the terms of multiple leases, approximately 106,761 square feet of space expire in October 2017 and approximately 7,161 square feet of Hughes & Luce space are currently leased on a month-to-month basis.

o    MEZZANINE DEBT. A mezzanine loan with an original principal balance of
     $20,000,000 was provided by Wachovia Bank, National Association, on
     December 14, 2006. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge of the equity interests in the borrower of the Bank
     One Center Loan. The mezzanine loan carries a fixed interest rate of 10.50%
     per annum and matures in January 2017.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Crescent Property Services, Inc. is the property manager for the Mortgaged Property securing the Bank One Center Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               9 WEST 57TH STREET*
--------------------------------------------------------------------------------

                                     [4 PHOTOS]

*    The Mortgaged Property related to the 9 West 57th Street Loan is improved by an office building that is not part of the collateral for the Mortgage
     Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               9 WEST 57TH STREET
--------------------------------------------------------------------------------

                                      [MAP]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               9 WEST 57TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $100,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                            Sheldon Solow
TYPE OF SECURITY(1)                                                          Fee
MORTGAGE RATE                                                             5.450%
MATURITY DATE                                                  February 11, 2012
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            59 / IO
LOCKBOX                                                                     None
SHADOW RATING (FITCH / MOODY'S / S&P)(2)                         AAA / Aaa / AAA

UP-FRONT RESERVES                          None

ONGOING ANNUAL RESERVES                    None

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                $100,000,000
CUT-OFF DATE BALANCE/SF                                                      $72
CUT-OFF DATE LTV                                                           43.9%
MATURITY DATE LTV                                                          43.9%
UW DSCR ON NCF                                                             2.18x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                     Land -- Office
SIZE (SF)(3)                                                           1,393,200
OCCUPANCY AS OF SEPTEMBER 5, 2006                                         100.0%
YEAR BUILT / YEAR RENOVATED(4)                                         1972 / NA
APPRAISED VALUE                                                     $228,000,000
PROPERTY MANAGEMENT                                                 Self-Managed
UW ECONOMIC OCCUPANCY                                                     100.0%
UW REVENUES                                                          $12,000,000
UW TOTAL EXPENSES                                                       $100,000
UW NET OPERATING INCOME (NOI)                                        $11,900,000
UW NET CASH FLOW (NCF)                                               $11,900,000
--------------------------------------------------------------------------------

(1)  The 9 West 57th Street Loan is secured by a first mortgage fee interest in land improved with a 50-story Class A office building located in Midtown
     Manhattan. The office building is not part of the collateral securing the 9
     West 57th Street Loan. The Mortgaged Property is ground leased by the borrower to the owner of the office building, which is an affiliate of the sponsor.

(2)  Fitch, Moody's and S&P have confirmed that the 9 West 57th Street Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(3)  Size represents the approximate square footage of the improvements to the land securing the 9 West 57th Street Loan; such improvements are not part of the collateral securing the 9 West 57th Street Loan.

(4)  The year built represents the year the improvements to the land were constructed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               9 WEST 57TH STREET
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                                                % OF
                                         RATINGS        NET RENTABLE    % OF NET       BASE    ANNUAL BASE  TOTAL ANNUAL    LEASE
TENANT                               FITCH/MOODY'S/S&P    AREA (SF)   RENTABLE AREA  RENT PSF      RENT       BASE RENT   EXPIRATION
-----------------------------------  -----------------  ------------  -------------  --------  -----------  ------------  ----------

MAJOR TENANT
   Solow Building Company, L.L.C.
      (Ground Lease) ..............      NR/NR/NR         1,393,200       100.0%       $8.61   $12,000,000     100.0%      May 2098
                                                          ---------       -----                -----------     -----
PROPERTY TOTAL ....................                       1,393,200       100.0%       $8.61   $12,000,000     100.0%
                                                          =========       =====                ===========     =====

                            LEASE EXPIRATION SCHEDULE

                                                                                                    CUMULATIVE % OF
        # OF LEASES  WA BASE RENT/SF   TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT     BASE RENT
 YEAR     EXPIRING      EXPIRING       EXPIRING    EXPIRING*         EXPIRING*         EXPIRING*       EXPIRING*
------  -----------  ---------------  ---------  -------------  ------------------  --------------  ---------------

 2098        1            $8.61       1,393,200      100.0%          100.0%             100.0%           100.0%
Vacant       0               NA               0        0.0%          100.0%               0.0%           100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

THE LOAN. The Mortgage Loan (the "9 West 57th Street Loan") is secured by a first mortgage fee interest in land improved with an office building located in
New York, New York. The 9 West 57th Street Loan represents approximately 1.3% of the Cut-Off Date Pool Balance. The 9 West 57th Street Loan was originated on
January 29, 2007, and has a principal balance as of the Cut-Off Date of
$100,000,000. The 9 West 57th Street Loan provides for interest-only payments for the entire loan term.

The 9 West 57th Street Loan has a remaining term of 59 months and matures on
February 11, 2012. The 9 West 57th Street Loan may be prepaid on or after
December 11, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

THE BORROWER. The borrower is Solovieff Realty Co. II, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 9 West 57th Street Loan. The sponsor is
Sheldon H. Solow, an active owner and manager of luxury multifamily properties in Manhattan's Upper Eastside. Mr. Solow also owns the subject property improvements at 9 West 57th Street, a Class A Office building which is not part of the collateral of the 9 West 57th Street Loan.

THE PROPERTY. The Mortgaged Property is an approximately 1.4 acre parcel of land located in New York, New York on 57th Street between 5th Avenue and 6th Avenue.
The Mortgaged Property is improved with an approximately 1,393,200 square foot office building, which is not part of the collateral for the 9 West 57th Street
Loan. The improvements upon the Mortgaged Property were constructed in 1972. The
Mortgaged Property is located in New York, New York. The Mortgaged Property is leased to Solow Building Company, L.L.C. pursuant to a 130-year ground lease that expires in May 2098. Base rent is $12,000,000 per annum for year 1998 through the end of the ground lease term. The sole source of revenue of the borrower to make payments under the Mortgage Loan is from the ground lease payments. The borrower is not entitled to receive payments on rents from the tenants in the office building that comprises the improvements at the related
Mortgaged Property.

LOCKBOX. The related Mortgage Loan documents do not require a lockbox account.

MANAGEMENT. The Mortgaged Property is self-managed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                    NEW YORK MARRIOTT AT THE BROOKLYN BRIDGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $95,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                           Joshua L. Muss
TYPE OF SECURITY                                                            Both
MORTGAGE RATE                                                             5.640%
MATURITY DATE                                                   January 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                Yes
   REPLACEMENT(1)                         Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $95,000,000
CUT-OFF DATE BALANCE/ROOM                                               $144,817
CUT-OFF DATE LTV                                                           53.4%
MATURITY DATE LTV                                                          46.9%
UW DSCR ON NCF                                                             1.98x
--------------------------------------------------------------------------------

                                    [PHOTO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Brooklyn, NY
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 656
OCCUPANCY AS OF DECEMBER 29, 2006(2)                                       81.4%
YEAR BUILT / YEAR RENOVATED                                            1998 / NA
APPRAISED VALUE                                                     $178,000,000
PROPERTY MANAGEMENT                                Marriott Hotel Services, Inc.
UW ECONOMIC OCCUPANCY                                                      78.8%
UW REVENUES                                                          $64,071,200
UW TOTAL EXPENSES(3)                                                 $48,483,609
UW NET OPERATING INCOME (NOI)                                        $15,587,591
UW NET CASH FLOW (NCF)                                               $13,024,743
--------------------------------------------------------------------------------

(1)  Ongoing annual deposits to the replacement reserve will be required if
     Marriott Hotel Services, Inc. terminates its role as property manager.

(2)  Based on the trailing 12 month period ending December 29, 2006.

(3)  Underwritten expenses related to ground rent payments are net of certain excess site acquisition credits being given by the ground lessor in connection with local revitalization programs and, as a result, do not include the full amount of ground rent payments that would otherwise be payable if those credits were not available or upon their expiration.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                    NEW YORK MARRIOTT AT THE BROOKLYN BRIDGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------

GUEST ROOMS                                                               NUMBER
-----------                                                               ------
NORTH TOWER
King .................................................................       159
Double/Double ........................................................       198
Suite ................................................................         3
Presidential Suite ...................................................         2
ADA ..................................................................        15
                                                                             ---
   NORTH TOWER TOTAL .................................................       377
                                                                             ===

SOUTH TOWER
King .................................................................       130
Double/Double ........................................................       124
Junior Suite .........................................................         7
Luxury Suite .........................................................         4
ADA ..................................................................        18
                                                                             ---
   SOUTH TOWER TOTAL .................................................       283
                                                                             ---
   TOTAL* ............................................................       660
                                                                             ===

FOOD AND BEVERAGE                                                        SEATING
-----------------                                                        -------
Archives Restaurant ..................................................       228
Lounge ...............................................................       142
                                                                             ---
  TOTAL ..............................................................       370
                                                                             ===

MEETING AND BANQUET SPACE                                            SQUARE FEET
-------------------------                                            -----------
Grand Ballroom ...................................................       18,105
Other ............................................................        8,895+
                                                                         ------
   TOTAL .........................................................       27,000+
                                                                         ======

                               FINANCIAL SCHEDULE

FINANCIAL PERIOD ......................................   T-12 December 29, 2006
OCCUPANCY .............................................                    81.4%
ADR ...................................................                  $238.98
REVPAR ................................................                  $203.61
UW OCCUPANCY ..........................................                    78.8%
UW ADR ................................................                  $229.55
UW REVPAR .............................................                  $180.88

*    The above total includes rooms used for concierge lounges.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                            ONE & TWO ELDRIDGE PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $75,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                           Behringer Harvard REIT I, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.410%
MATURITY DATE                                                   January 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TI/LC(1)                $4,519,899
  LEASE OBLIGATION(2)       $179,862

ONGOING ANNUAL RESERVES
  TAX/INSURANCE            Springing
  REPLACEMENT(3)           Springing

ADDITIONAL FINANCING(4)                                                     None

CUT-OFF DATE BALANCE                                                 $75,000,000
CUT-OFF DATE BALANCE/SF                                                     $145
CUT-OFF DATE LTV                                                           74.3%
MATURITY DATE LTV                                                          68.9%
UW DSCR ON NCF                                                             1.28x
--------------------------------------------------------------------------------

                                     [PHOTO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Houston, TX
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                518,746
OCCUPANCY AS OF DECEMBER 4, 2006                                           92.7%
YEAR BUILT / YEAR RENOVATED                                            1986 / NA
APPRAISED VALUE                                                     $101,000,000
PROPERTY MANAGEMENT                                   HPT Management Services LP
UW ECONOMIC OCCUPANCY                                                      92.4%
UW REVENUES                                                          $12,162,345
UW TOTAL EXPENSES                                                     $5,157,387
UW NET OPERATING INCOME (NOI)                                         $7,004,958
UW NET CASH FLOW (NCF)                                                $6,497,834
--------------------------------------------------------------------------------

(1)   At the borrower's discretion, $1,175,000 of the TI/LC reserve may be used for general capital improvements to the Mortgaged Property.

(2)   Funded upfront for the landlord's currently outstanding TI/LC obligations with respect to the United Title of Texas, NECL and Marubeni Oil & Gas
      tenants.

(3)   Ongoing annual deposits of $103,941 to the replacement reserve will be required upon an event of default and upon certain other conditions as specified in the related Mortgage Loan documents.

(4)   Future mezzanine debt is permitted provided no event of default has occurred and is continuing and subject to a combined maximum loan-to-value ratio of 85.0%, a combined minimum debt service coverage ratio of 1.20x and upon other conditions as specified in the related
      Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                            ONE & TWO ELDRIDGE PLACE
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                   % OF NET                             % OF
                                      RATINGS(1)     NET RENTABLE  RENTABLE    BASE    ANNUAL BASE  TOTAL ANNUAL         LEASE
TENANT                            FITCH/MOODY'S/S&P    AREA (SF)     AREA    RENT PSF      RENT       BASE RENT       EXPIRATION
--------------------------------  -----------------  ------------  --------  --------  -----------  ------------  ------------------

MAJOR TENANTS
   McDermott International Inc..       NR/NR/B+         210,396       40.6%   $23.92   $ 5,031,976       44.7%    Multiple Spaces(2)
   Pegasus International Inc....       NR/NR/NR          40,970        7.9    $22.68       929,059        8.2       September 2011
   PricewaterhouseCoopers LLP ..       NR/NR/NR          40,970        7.9    $23.00       942,310        8.4         August 2010
   VeriCenter, Inc..............       NR/NR/NR          40,800        7.9    $23.00       938,400        8.3        October 2012
   Nations Petroleum USA Inc....       NR/NR/NR          20,485        3.9    $25.00       512,125        4.5        February 2014
                                                        -------      -----             -----------      -----
   TOTAL MAJOR TENANTS .........                        353,621       68.2%   $23.62   $ 8,353,870       74.1%
NON-MAJOR TENANTS ..............                        127,095       24.5    $22.94     2,915,946       25.9
                                                        -------      -----             -----------      -----
   OCCUPIED TOTAL ..............                        480,716       92.7%   $23.44   $11,269,816      100.0%
VACANT SPACE ...................                         38,030        7.3             ===========      =====
                                                        -------      -----
PROPERTY TOTAL .................                        518,746      100.0%
                                                        =======      =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 169,307 square feet expire in April
     2011 and 41,089 square feet expire in August 2011.

                            LEASE EXPIRATION SCHEDULE

                                                                                                        CUMULATIVE % OF
            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF   % OF BASE RENT     BASE RENT
   YEAR       EXPIRING       EXPIRING     EXPIRING    EXPIRING*         EXPIRING*          EXPIRING*       EXPIRING*
----------  -----------  ---------------  --------  -------------  ------------------  ---------------  ---------------

   2007           4           $ 8.66         7,166        1.4%              1.4%              0.6%             0.6%
   2008           4           $23.18        25,484        4.9%              6.3%              5.2%             5.8%
   2009           6           $24.00        26,452        5.1%             11.4%              5.6%            11.4%
   2010           5           $22.69        55,180       10.6%             22.0%             11.1%            22.5%
   2011          15           $23.71       271,294       52.3%             74.3%             57.1%            79.6%
   2012           7           $23.91        58,061       11.2%             85.5%             12.3%            91.9%
   2013           0           $ 0.00             0        0.0%             85.5%              0.0%            91.9%
   2014           2           $24.55        37,079        7.1%             92.7%              8.1%           100.0%
   2015           0           $ 0.00             0        0.0%             92.7%              0.0%           100.0%
   2016           0           $ 0.00             0        0.0%             92.7%              0.0%           100.0%
   2017           0           $ 0.00             0        0.0%             92.7%              0.0%           100.0%
Thereafter        0           $ 0.00             0        0.0%             92.7%              0.0%           100.0%
  Vacant          0               NA        38,030        7.3%            100.0%              0.0%           100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 NJ OFFICE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $62,118,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                Reckson Senior Management
TYPE OF SECURITY                                                             Fee
PARTIAL DEFEASANCE OR PARTIAL RELEASE(1)                                     Yes
MORTGAGE RATE                                                             6.170%
MATURITY DATE                                                  February 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                        Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                        Yes
   REPLACEMENT(2)                 Springing
   ROLLOVER(3)                    Springing

ADDITIONAL FINANCING(4)(5)   Mezzanine Debt                           $8,500,000

                                                      TRUST ASSET    TOTAL DEBT
                                                      -----------   -----------
CUT-OFF DATE BALANCE                                  $62,118,000   $70,618,000
CUT-OFF DATE BALANCE/SF                               $       116   $       132
CUT-OFF DATE LTV                                             60.8%         69.1%
MATURITY DATE LTV                                            60.8%         69.1%
UW DSCR ON NCF                                               1.39x         1.22x
--------------------------------------------------------------------------------

                                    [PHOTO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 4
LOCATION                                                                      NJ
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                533,937
OCCUPANCY AS OF JANUARY 18, 2007                                           75.8%
YEAR BUILT / YEAR RENOVATED                                              Various
APPRAISED VALUE                                                     $102,200,000
PROPERTY MANAGEMENT                              Rexcorp Property Management LLC
UW ECONOMIC OCCUPANCY                                                      84.9%
UW REVENUES                                                          $10,428,410
UW TOTAL EXPENSES                                                     $4,555,927
UW NET OPERATING INCOME (NOI)                                         $5,872,483
UW NET CASH FLOW (NCF)                                                $5,330,659
--------------------------------------------------------------------------------

(1)  The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to (i) no event of default has occurred or is continuing, (ii) payment of 100% of the then outstanding allocated loan amount (plus the applicable yield maintenance premium thereon) related to such releases or payment of 120% of the then outstanding allocated loan amount and (iii) the maintenance of a debt service coverage ratio of no less than 1.20x.

(2)  Ongoing annual deposits of $51,935 to the replacement reserve will be required if the current mezzanine loan is no longer in place.

(3)  Ongoing annual deposits of $533,937 to the rollover reserve will be required if the current mezzanine loan is no longer in place.

(4)  Additional future mezzanine debt is permitted provided no event of default has occurred and is continuing and subject to a maximum loan-to-value ratio of 85.0%, a minimum debt service coverage ratio of 1.10x for the aggregate debt of the NJ Office Pool Loan, the existing mezzanine loan and the additional future mezzanine debt and upon other conditions as specified in the related Mortgage Loan documents.

(5)  Future unsecured debt is permitted subject to a maximum of 9.0% of the then outstanding balance of the NJ Office Pool Loan and other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 NJ OFFICE POOL
--------------------------------------------------------------------------------

                             NJ OFFICE POOL SUMMARY

                                                                                      ALLOCATED
                                               ALLOCATED                               CUT-OFF
                                                CUT-OFF                       NET       DATE
                                                 DATE       YEAR BUILT /   RENTABLE    BALANCE
      PROPERTY NAME            LOCATION         BALANCE      RENOVATED       AREA      PER SF
------------------------   ----------------   -----------   ------------   --------   ---------

1255 Broad Street ......   Clifton, NJ        $26,196,534    1963 / 1998    198,818      $132
72 Eagle Rock Avenue ...   East Hanover, NJ    15,742,233       1986        146,448      $107
99 Cherry Hill Road ....   Parsippany, NJ      10,818,986       1980         93,411      $116
119 Cherry Hill Road ...   Parsippany, NJ       9,360,247       1981         95,260      $ 98
                                              -----------                   -------
TOTAL/AVERAGE ..........                      $62,118,000                   533,937      $116
                                              ===========                   =======

                                                    UNDERWRITTEN                  APPRAISED
                                           UW         NET CASH       APPRAISED      VALUE
      PROPERTY NAME        OCCUPANCY   OCCUPANCY%       FLOW           VALUE        PER SF
------------------------   ---------   ----------   ------------   ------------   ---------

1255 Broad Street ......     100.0%       89.6%      $2,017,591    $ 43,100,000      $217
72 Eagle Rock Avenue ...      56.2%       82.9%       1,599,662      25,900,000      $177
99 Cherry Hill Road ....      84.9%       81.6%         883,270      17,800,000      $191
119 Cherry Hill Road ...      46.4%       81.6%         830,137      15,400,000      $162
                                                     ----------    ------------
TOTAL/AVERAGE ..........      75.8%       84.9%      $5,330,659    $102,200,000      $191
                                                     ==========    ============

                                 TENANT SUMMARY

                                       RATINGS(1)       NET     % OF NET                         % OF TOTAL
                                         FITCH/      RENTABLE   RENTABLE  BASE RENT     ANNUAL     ANNUAL          LEASE
TENANT                                 MOODY'S/S&P   AREA (SF)    AREA       PSF      BASE RENT   BASE RENT      EXPIRATION
-----------------------------------  --------------  ---------  --------  ---------  ----------  ----------  ------------------

MAJOR TENANTS
   Hoffman-La Roche Inc. ..........    NR/NR/AA+      193,574     36.3%     $21.22   $4,107,717     48.2%    Multiple Spaces(2)
   Pliva Incorporated .............   NR/Ba1/BBB-      59,418     11.1      $21.00    1,247,778     14.6          July 2013
   York Claims Services Inc. ......     NR/NR/NR       22,246      4.2      $23.53      523,491      6.1          July 2015
   Williams Real Estate of NJ .....     NR/NR/NR       18,604      3.5      $21.00      390,663      4.6         August 2009
   Selective Insurance ............  BBB+/Baa2/BBB+    17,488      3.3      $21.50      375,992      4.4          July 2010
   Bayada Nurses Inc. .............     NR/NR/NR       13,032      2.4      $21.60      281,555      3.3          July 2012
   CH2M Hill Inc. .................     NR/NR/NR       11,322      2.1      $27.25      308,525      3.6         August 2007
   American Medical Associates ....     NR/NR/NR        7,227      1.4      $23.50      169,835      2.0         August 2007
   Ajilon Professional Staffing ...     NR/NR/NR        6,847      1.3      $22.62      154,894      1.8     Multiple Spaces(3)
   Lifeline Medical Associates ....     NR/NR/NR        6,709      1.3      $20.00      134,180      1.6         April 2009
                                                      -------     ----      ------   ----------    -----
   TOTAL MAJOR TENANTS ............                   356,467     66.8%     $21.59   $7,694,629     90.2%
NON-MAJOR TENANTS .................                    48,112      9.0      $17.36      835,207      9.8
                                                      -------     ----      ------   ----------    -----
OCCUPIED TOTAL ....................                   404,579     75.8%     $21.08   $8,529,836    100.0%
                                                                                     ==========    =====
VACANT SPACE ......................                   129,358     24.2
                                                      -------    -----
PROPERTY TOTAL ....................                   533,937    100.0%
                                                      =======    =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 72,838 square feet expire in August
     2009 and 120,736 square feet expire in October 2011.

(3)  Under the terms of multiple leases, 3,503 square feet expire in July 2009 and 3,344 square feet expire in March 2013.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                 NJ OFFICE POOL
--------------------------------------------------------------------------------

                            LEASE EXPIRATION SCHEDULE

                            WA BASE                             CUMULATIVE                      CUMULATIVE
             # OF LEASES    RENT/SF   TOTAL SF    % OF TOTAL      % OF SF    % OF BASE RENT   % OF BASE RENT
   YEAR        EXPIRING    EXPIRING   EXPIRING   SF EXPIRING*    EXPIRING*      EXPIRING*        EXPIRING*
----------   -----------   --------   --------   ------------   ----------   --------------   --------------

   2007           6         $22.01      23,861        4.5%          4.5%           6.2%             6.2%
   2008           7         $22.14      11,443        2.1%          6.6%           3.0%             9.1%
   2009           8         $22.56     108,527       20.3%         26.9%          28.7%            37.8%
   2010           2         $18.81      19,988        3.7%         30.7%           4.4%            42.2%
   2011           5         $20.16     132,276       24.8%         55.5%          31.3%            73.5%
   2012           4         $21.82      18,913        3.5%         59.0%           4.8%            78.3%
   2013           3         $21.09      62,762       11.8%         70.8%          15.5%            93.9%
   2014           0         $ 0.00           0        0.0%         70.8%           0.0%            93.9%
   2015           3         $23.53      22,246        4.2%         74.9%           6.1%           100.0%
   2016           0         $ 0.00           0        0.0%         74.9%           0.0%           100.0%
   2017           0         $ 0.00           0        0.0%         74.9%           0.0%           100.0%
Thereafter        2         $ 0.00       4,563        0.9%         75.8%           0.0%           100.0%
  Vacant          0             NA     129,358       24.2%        100.0%           0.0%           100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                              PNC CORPORATE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $61,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                Meir Cohen / C&K Property
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                           5.99582%
MATURITY DATE                                                     March 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TI/LC                                  $800,000

ONGOING ANNUAL RESERVES
   TI/LC(1)                               $290,715

ADDITIONAL FINANCING(2)                     B-Note                    $4,700,000

                                                                       WHOLE
                                                     TRUST ASSET   MORTGAGE LOAN
                                                     -----------   -------------
CUT-OFF DATE BALANCE                                 $61,000,000    $65,700,000
CUT-OFF DATE BALANCE/SF                              $       105    $       113
CUT-OFF DATE LTV                                            77.8%          83.8%
MATURITY DATE LTV                                           72.8%          78.4%
UW DSCR ON NCF                                              1.22x          1.12x
--------------------------------------------------------------------------------

                                    [PHOTO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Louisville, KY
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                581,430
OCCUPANCY AS OF JANUARY 1, 2007                                            91.9%
YEAR BUILT / YEAR RENOVATED                                          1972 / 2003
APPRAISED VALUE                                                      $78,400,000
PROPERTY MANAGEMENT                                          Cushman & Wakefield
UW ECONOMIC OCCUPANCY                                                      91.0%
UW REVENUES                                                           $9,000,026
UW TOTAL EXPENSES                                                     $3,098,245
UW NET OPERATING INCOME (NOI)                                         $5,901,781
UW NET CASH FLOW (NCF)                                                $5,368,883
--------------------------------------------------------------------------------

(1)  Monthly deposits to the TI/LC will commence in the 18th month of the loan term. The borrower will not be required to make a monthly deposit if the balance of the reserve is greater than $370,000. In the event the PNC Bank and/or Hilliard Lyons lease give notice they will not exercise their renewal option upon lease expiratoin, a full cash flow sweep will commence on the earlier of the notice date of 12 months prior to the expiration of the PNC and/or Hilliard lease expiration. Funds in this reserve will be capped at $25 per square foot for the to-be-vacated space and will be released to the borrower for reimbursement of tenant improvements and leasing commissions incurred in connection with the re-leasing of the PNC and/or Hilliard space.

(2)  Future mezzanine debt is permitted subject to a maximum loan-to-value ratio of 90.0%, a minimum debt service coverage ratio of 1.05x and certain other conditions specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               PNC CORPORATE PLAZA
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                        % OF NET                          % OF TOTAL
                                           RATINGS*       NET RENTABLE  RENTABLE  BASE RENT    ANNUAL       ANNUAL         LEASE
TENANT                                 FITCH/MOODY'S/S&P    AREA (SF)     AREA       PSF      BASE RENT   BASE RENT      EXPIRATION
-------------------------------------  -----------------  ------------  --------  ---------  ----------   ----------   -------------

MAJOR TENANTS
   The PNC Financial Services Group,
      Inc. ..........................       A-/A3/A          149,474      25.7%     $13.77   $2,058,313        24.9%   December 2016
   Hilliard Lyons ...................       A-/A3/A          115,621      19.9      $15.08    1,743,021        21.1    December 2016
   Wyatt, Tarrant & Combs, LLP ......      NR/NR/NR           74,494      12.8      $16.31    1,214,676        14.7    December 2019
   Stoll Keenon Ogden PLLC ..........      NR/NR/NR           57,999      10.0      $15.33      889,327        10.8     October 2015
   Dinsmore & Shohl .................      NR/NR/NR           19,278       3.3      $17.21      331,779         4.0      July 2012
                                                             -------     -----               ----------       -----
   TOTAL MAJOR TENANTS ..............                        416,866      71.7%     $14.96   $6,237,115        75.5%
NON-MAJOR TENANTS ...................                        117,204      20.2      $17.24    2,020,399        24.5
                                                             -------     -----               ----------       -----
OCCUPIED TOTAL ......................                        534,070      91.9%     $15.46   $8,257,514       100.0%

VACANT SPACE ........................                         47,360       8.1               ==========       =====
                                                             -------     -----
PROPERTY TOTAL ......................                        581,430     100.0%
                                                             =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                                                                                                              CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
   YEAR       EXPIRING         EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        EXPIRING*
----------   -----------   ---------------   --------   -------------   ------------------   --------------   ---------------

   2007            1           $12.68           6,341        1.1%               1.1%               1.0%              1.0%
   2008            6           $18.35          37,098        6.4%               7.5%               8.2%              9.2%
   2009            3           $18.74          16,144        2.8%              10.2%               3.7%             12.9%
   2010            2           $15.30           7,691        1.3%              11.6%               1.4%             14.3%
   2011            3           $20.13          14,659        2.5%              14.1%               3.6%             17.9%
   2012            2           $17.21          19,278        3.3%              17.4%               4.0%             21.9%
   2013            3           $14.97          15,736        2.7%              20.1%               2.9%             24.8%
   2014            0           $ 0.00               0        0.0%              20.1%               0.0%             24.8%
   2015            4           $15.39          77,334       13.3%              33.4%              14.4%             39.2%
   2016           10           $14.36         265,295       45.6%              79.0%              46.1%             85.3%
   2017            0           $ 0.00               0        0.0%              79.0%               0.0%             85.3%
Thereafter         2           $16.31          74,494       12.8%              91.9%              14.7%            100.0%
  Vacant           0               NA          47,360        8.1%             100.0%               0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                  1384 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $60,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        The Chetrit Group
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.700%
MATURITY DATE                                                   January 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                 Yes
   DEBT SERVICE(1)        $3,000,000
   REPLACEMENT(2)         $1,000,000
   TI/LC(2)               $4,000,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                 Yes
   REPLACEMENT(3)            $30,565
   TI/LC(4)                 $305,651

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $60,000,000
CUT-OFF DATE BALANCE/SF                                                     $294
CUT-OFF DATE LTV                                                           77.1%
MATURITY DATE LTV                                                          69.3%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

                                     [PHOTO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                203,767
OCCUPANCY AS OF NOVEMBER 20, 2006                                          70.8%
YEAR BUILT / YEAR RENOVATED                                            1928 / NA
APPRAISED VALUE                                                      $77,800,000
PROPERTY MANAGEMENT                                     Helmsley Spear Affiliate
UW ECONOMIC OCCUPANCY                                                      90.0%
UW REVENUES                                                           $8,041,767
UW TOTAL EXPENSES                                                     $2,956,856
UW NET OPERATING INCOME (NOI)                                         $5,084,911
UW NET CASH FLOW (NCF)                                                $5,044,158
--------------------------------------------------------------------------------

(1)  The amount on deposit in the debt service reserve was sized in order to be sufficient to carry the Mortgaged Property for approximately 36 months based on current in-place cash flow. These funds will be released upon the earlier to occur of (i) full repayment of the 1384 Broadway Loan or (ii)
     the achievement of a debt service coverage ratio of 1.20x calculated on a quarterly basis.

(2)  Amounts on deposit will be released upon achievement of 95.0% occupancy at the Mortgaged Property.

(3)  Ongoing annual deposits to the replacement reserve commence in February
     2009.

(4)  Ongoing annual deposits to the TI/LC reserve commence in January 2010.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                  1384 BROADWAY
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                        % OF NET               ANNUAL        % OF
                                           RATINGS*       NET RENTABLE  RENTABLE    BASE        BASE     TOTAL ANNUAL      LEASE
TENANT                                 FITCH/MOODY'S/S&P    AREA (SF)     AREA    RENT PSF      RENT       BASE RENT     EXPIRATION
-------------------------------------  -----------------  ------------  --------  --------  -----------  ------------  -------------

Major Tenants
   Internet Broadcasting System .....       NR/NR/B-          11,300        5.5%   $42.00    $  474,600        9.2%      April 2010
   InGear Swimwear ..................       NR/NR/NR           9,038        4.4    $38.00       343,444        6.7       June 2017
   Glorious Sun Enterprises Limited .       NR/NR/NR           8,795        4.3    $40.00       351,800        6.8        May 2011
   RVC Realty Holding, Inc. .........       NR/NR/NR           8,795        4.3    $31.79       279,593        5.4       July 2016
   DMD International ................       NR/NR/NR           7,904        3.9    $30.75       243,048        4.7     February 2013
                                                             -------      -----              ----------      -----
   TOTAL MAJOR TENANTS ..............                         45,832       22.5%   $36.93    $1,692,485       32.9%

Non-Major Tenants ...................                         98,347       48.3    $35.08     3,449,695       67.1
                                                             -------      -----              ----------      -----
Occupied Total ......................                        144,179       70.8%   $35.67    $5,142,180      100.0%
                                                                                             ==========      =====
Vacant Space ........................                         59,588       29.2
                                                             -------      -----
Property Total ......................                        203,767      100.0%
                                                             =======      =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                                               CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF    TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
   YEAR       EXPIRING         EXPIRING       EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        EXPIRING*
----------   -----------   ---------------   ---------   -------------   ------------------   --------------   ---------------

   2007           17           $ 25.47         15,099          7.4%               7.4%              7.5%              7.5%
   2008            4           $ 31.20          7,025          3.4%              10.9%              4.3%             11.7%
   2009            6           $ 29.14         11,418          5.6%              16.5%              6.5%             18.2%
   2010            3           $ 39.48         14,544          7.1%              23.6%             11.2%             29.4%
   2011            5           $ 34.50         18,172          8.9%              32.5%             12.2%             41.6%
   2012            1           $134.59          2,165          1.1%              33.6%              5.7%             47.2%
   2013            8           $ 32.21         44,369         21.8%              55.4%             27.8%             75.0%
   2014            2           $ 62.78          6,902          3.4%              58.7%              8.4%             83.5%
   2015            0           $  0.00              0          0.0%              58.7%              0.0%             83.5%
   2016            2           $ 32.84         15,447          7.6%              66.3%              9.9%             93.3%
   2017            1           $ 38.00          9,038          4.4%              70.8%              6.7%            100.0%
Thereafter         0           $  0.00              0          0.0%              70.8%              0.0%            100.0%
  Vacant           0                NA         59,588         29.2%             100.0%              0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                           DUANE READE -- NEW YORK, NY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $60,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                           Jeffrey Sutton
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             5.850%
MATURITY DATE                                                   January 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           118 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX                              Yes
   DEBT SERVICE(2)           $1,475,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE          Yes/Springing
   REPLACEMENT(3)             Springing
   TI/LC(4)                   Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $60,000,000
CUT-OFF DATE BALANCE/SF                                                   $4,688
CUT-OFF DATE LTV                                                           75.0%
MATURITY DATE LTV                                                          75.0%
UW DSCR ON NCF(5)                                                          1.06x
--------------------------------------------------------------------------------

                                     [PHOTO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                            Retail -- Single Tenant
SIZE (SF)                                                                 12,800
OCCUPANCY AS OF DECEMBER 14, 2006                                         100.0%
YEAR BUILT / YEAR RENOVATED                                          1972 / 1999
APPRAISED VALUE                                                      $80,000,000
PROPERTY MANAGEMENT                                               Wharton Realty
UW ECONOMIC OCCUPANCY                                                      99.0%
UW REVENUES                                                           $3,972,672
UW TOTAL EXPENSES                                                       $239,623
UW NET OPERATING INCOME (NOI)(5)                                      $3,733,049
UW NET CASH FLOW (NCF)(5)                                             $3,733,049
--------------------------------------------------------------------------------

(1)  The release of an air rights parcel which is approximately 50,350 square feet will be permitted subject to the payment of the greater of $200 per square foot or 65.0% of the net sales price plus any applicable fees in connection with the partial release.

(2)  During 2007 and from July 1, 2009 to December 1, 2011, the rent paid by
     Duane Reade is insufficient to cover the debt service by approximately
     $1,200,000. The debt service Reserve of $1,475,000 was taken at closing of the related Mortgage Loan to cover this shortfall.

(3)  Annual deposits of $28,800 to the replacement reserve will be required upon
     (i) an event of default, (ii) termination of the Duane Reade lease and
     (iii) upon certain other conditions as specified in the related Mortgage
     Loan documents.

(4)  Annual deposits of $12,000 to the TI/LC reserve will be required upon (i)
     an event of default, (ii) termination of the Duane Reade lease and (iii)
     upon certain other conditions as specified in the related Mortgage Loan documents.

(5)  The UW NOI and NCF were determined using the average contract rent during the loan term.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                           DUANE READE -- NEW YORK, NY
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                 % OF NET                                % OF
                                    RATINGS(1)     NET RENTABLE  RENTABLE    BASE       ANNUAL BASE  TOTAL ANNUAL      LEASE
            TENANT              FITCH/MOODY'S/S&P    AREA (SF)     AREA    RENT PSF(2)    RENT(2)      BASE RENT     EXPIRATION
------------------------------  -----------------  ------------  --------  -----------  -----------  ------------  -------------

MAJOR TENANT
   Duane Reade ...............     NR/Caa3/CCC        12,800       100.0%    $313.50     $4,012,800     100.0%     December 2021
                                                      ------       -----                 ----------     -----
PROPERTY TOTAL ...............                        12,800       100.0%    $313.50     $4,012,800     100.0%
                                                      ======       =====                 ==========     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  The underwritten base rent is an average rent over the loan term.

The following schedule details the contractual rent obligations under the Duane
Reade lease.

            RENT SCHEDULE

                            ANNUAL
     LEASE PERIOD         FIXED RENT
----------------------   ------------
1/1/2007 -- 12/31/2007    $2,640,000
1/1/2008 --  6/30/2009    $4,992,000
7/1/2009 -- 12/31/2011    $3,750,000
1/1/2012 -- 12/31/2016    $4,125,000
1/1/2017 -- 12/31/2021    $4,537,500

                            LEASE EXPIRATION SCHEDULE

                                                                                                          CUMULATIVE % OF
         # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
 YEAR      EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        EXPIRING*
------   -----------   ---------------   --------   -------------   ------------------   --------------   ---------------

 2021         1            $313.50        12,800        100.0%            100.0%             100.0%           100.0%
Vacant        0                 NA             0          0.0%            100.0%               0.0%           100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                               818 WEST 7TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $59,915,357
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                              Goodwin Gaw
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.430%
MATURITY DATE                                                  February 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 359
LOCKBOX                                                                     None

UP-FRONT RESERVES
   INSURANCE                                   Yes
   TI/LC(1)                                $37,030

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                               Yes
   REPLACEMENT                             $37,740
   TI/LC(2)                               $377,400

ADDITIONAL FINANCING(3)                                                     None

CUT-OFF DATE BALANCE                                                 $59,915,357
CUT-OFF DATE BALANCE/SF                                                     $159
CUT-OFF DATE LTV                                                           70.5%
MATURITY DATE LTV                                                          58.8%
UW DSCR ON NCF                                                             1.32x
--------------------------------------------------------------------------------

                                    [PHOTO]

--------------------------------------------------------------------------------
                          PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Los Angeles, CA
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                377,400
OCCUPANCY AS OF JANUARY 16, 2007                                           85.0%
YEAR BUILT / YEAR RENOVATED                                          1926 / 1980
APPRAISED VALUE                                                      $85,000,000
PROPERTY MANAGEMENT                             MAS Asset Management Corporation
UW ECONOMIC OCCUPANCY                                                      85.8%
UW REVENUES                                                           $8,944,657
UW TOTAL EXPENSES                                                     $3,221,825
UW NET OPERATING INCOME (NOI)                                         $5,722,832
UW NET CASH FLOW (NCF)                                                $5,371,894
--------------------------------------------------------------------------------

(1)  At closing of the 818 West 7th Street Loan, the borrower was required to establish a reserve for an unpaid tenant improvement allowance allocated and payable to the Agava Holdings, LLC lease.

(2)  Monthly deposits to the TI/LC commence in March 2008, with the reserve capped at $900,000.

(3)  Future mezzanine debt is permitted provided no event of default has occurred and is continuing and subject to a combined maximum loan-to-value ratio of 75.0%, a combined minimum debt service coverage ratio of 1.25x and upon other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                              818 WEST 7TH STREET
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                           % OF NET
                                            RATINGS(1)      NET RENTABLE   RENTABLE     BASE
TENANT                                  FITCH/MOODY'S/S&P     AREA (SF)      AREA     RENT PSF
-------------------------------------   -----------------   ------------   --------   --------

Major Tenants
   Level 3 Communications ...........     CCC-/Caa2/CCC+        75,031       19.9%     $24.25
   Southern California Association of
      Govenors ......................        NR/NR/NR           50,513       13.4      $21.71
   XO Communications ................        NR/NR/NR           45,551       12.1      $24.34
   Equinix Pacific ..................        NR/NR/NR           33,080        8.8      $25.00
   Enterprise Venture ...............        NR/NR/NR           14,102        3.7      $21.00
                                                               -------      -----
   TOTAL MAJOR TENANTS ..............                          218,277       57.8%     $23.58
NON-MAJOR TENANTS ...................                          102,363       27.1      $25.12
                                                               -------      -----
OCCUPIED TOTAL ......................                          320,640       85.0%     $24.07
VACANT SPACE ........................                           56,760       15.0
                                                               -------      -----
PROPERTY TOTAL ......................                          377,400      100.0%
                                                               =======      =====

                                                         % OF
                                        ANNUAL BASE   TOTAL ANNUAL          LEASE
TENANT                                     RENT        BASE RENT         EXPIRATION
-------------------------------------   -----------   ------------   ------------------

Major Tenants
   Level 3 Communications ...........    $1,819,502       23.6%         February 2016
   Southern California Association of
      Govenors ......................     1,096,565       14.2          December 2009
   XO Communications ................     1,108,636       14.4       Multiple Leases(2)
   Equinix Pacific ..................       827,000       10.7            June 2015
   Enterprise Venture ...............       296,142        3.8         September 2016
                                         ----------      -----
   TOTAL MAJOR TENANTS ..............    $5,147,844       66.7%
NON-MAJOR TENANTS ...................     2,571,171       33.3
                                         ----------      -----
OCCUPIED TOTAL ......................    $7,719,015      100.0%
VACANT SPACE ........................    ==========      =====

PROPERTY TOTAL ......................

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 33,045 square feet expire in August
     2008 and 12,506 square feet expire in February 2011.

                            LEASE EXPIRATION SCHEDULE

                                                                                                               CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF    TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
   YEAR       EXPIRING         EXPIRING       EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        EXPIRING*
----------   -----------   ---------------   ---------   -------------   ------------------   --------------   ---------------

   2007           3            $22.19          18,486         4.9%               4.9%               5.3%              5.3%
   2008           5            $23.91          43,442        11.5%              16.4%              13.5%             18.8%
   2009           6            $23.32          55,020        14.6%              31.0%              16.6%             35.4%
   2010           5            $25.88          12,505         3.3%              34.3%               4.2%             39.6%
   2011           2            $23.02          15,466         4.1%              38.4%               4.6%             44.2%
   2012           1            $23.00          12,912         3.4%              41.8%               3.8%             48.0%
   2013           3            $29.49          20,258         5.4%              47.2%               7.7%             55.8%
   2014           0            $ 0.00               0         0.0%              47.2%               0.0%             55.8%
   2015           1            $25.00          33,080         8.8%              56.0%              10.7%             66.5%
   2016           9            $23.62         109,071        28.9%              84.9%              33.4%             99.9%
   2017           0            $ 0.00               0         0.0%              84.9%               0.0%             99.9%
Thereafter        1            $24.00             400         0.1%              85.0%               0.1%            100.0%
  Vacant          0                NA          56,760        15.0%             100.0%               0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                          SPRING MILL CORPORATE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $57,100,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                            Kalmon Dolgin
TYPE OF SECURITY                                                            Both
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             5.810%
MATURITY DATE                                                   January 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                       Yes
   ENGINEERING                     $41,406
   TI/LC                        $1,300,000
   LOC(2)                       $6,100,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                       Yes
   REPLACEMENT                    $142,131
   TI/LC(3)                      Springing
   PARKING LEASE(4)                $61,200

ADDITIONAL FINANCING                B-Note                            $5,000,000
                          Mezzanine Debt(5)                          $10,803,285

                                                         WHOLE
                                                        MORTGAGE
                                        TRUST ASSET       LOAN       TOTAL DEBT
                                        ----------    -----------   -----------
CUT-OFF DATE BALANCE                    $57,100,000   $62,100,000   $72,903,285
CUT-OFF DATE BALANCE/SF                 $        92   $       100   $       117
CUT-OFF DATE LTV(6)                            70.8%         77.8%         92.8%
MATURITY DATE LTV(6)                           65.5%         72.0%         87.0%
UW DSCR ON NCF(6)                              1.34x         1.22x         1.04x
--------------------------------------------------------------------------------

                                     [PHOTO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Conshohocken, PA
PROPERTY TYPE                                     Mixed Use -- Office/Industrial
SIZE (SF)                                                                620,531
OCCUPANCY AS OF DECEMBER 31, 2006                                          82.1%
YEAR BUILT / YEAR RENOVATED                                          1910 / 2003
APPRAISED VALUE                                                      $72,000,000
PROPERTY MANAGEMENT                                     KND Management Co., Inc.
UW ECONOMIC OCCUPANCY                                                      80.2%
UW REVENUES                                                           $8,955,723
UW TOTAL EXPENSES                                                     $3,616,808
UW NET OPERATING INCOME (NOI)                                         $5,338,915
UW NET CASH FLOW (NCF)                                                $4,826,211
--------------------------------------------------------------------------------

(1)  Release of a parcel, which is currently used for parking and may be rezoned for residential use, is permitted subject to (i) the payment of the gross sales price of such parcel plus applicable fees, (ii) the maintenance of a maximum loan-to-value ratio of 78.0% after such release, (iii) the maintenance of a minimum debt service coverage ratio of 1.20x after such release and (iv) certain other conditions as specified in the related
     Mortgage Loan documents.

(2)  The letter of credit may be released upon the achievement of an occupancy rate of 85.0% and a debt service coverage ratio of 1.20x.

(3)  Ongoing annual deposits of $310,266 to the TI/LC reserve will be required if the amounts on deposit fall below $500,000 and will continue until the balance exceeds such amount.

(4)  Parking Lease Reserve funds escrowed to pay all rent under the parking space lease. This reserve shall be subject to increase, as reasonably determined by the mortgagee, in accordance with the terms of the lease.

(5)  The mezzanine loan provided by an entity of Hudson Realty Capital, accrues at a rate of 6.50% per annum and matures in February 2008.

(6)  For purposes of determining the DSC Ratio and LTV Ratio, such ratios were adjusted by taking into account the $6,100,000 letter of credit as additional collateral.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                          SPRING MILL CORPORATE CENTER
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                        % OF NET                             % OF
                                           RATINGS(1)     NET RENTABLE  RENTABLE    BASE    ANNUAL BASE  TOTAL ANNUAL      LEASE
            TENANT                     FITCH/MOODY'S/S&P    AREA (SF)     AREA    RENT PSF      RENT       BASE RENT     EXPIRATION
------------------------------         -----------------  ------------  --------  --------  -----------  ------------  -------------

MAJOR TENANTS
   National Label Company ...........       NR/NR/NR          54,386        8.8%   $ 5.65    $  307,281        4.0%    December 2010
   Covance Periapproval Services,
      Inc............................       NR/NR/NR          46,392        7.5    $19.75       916,242       12.0      October 2016
   Library Video Company ............       NR/NR/NR          45,781        7.4    $ 3.58       163,896        2.1       July 2009
   US LEC Corp. .....................       NR/NR/B-          31,591        5.1    $ 5.25       165,853        2.2       April 2010
   Preferred Real Estate Investments,
      Inc.(2) .......................       NR/NR/NR          25,492        4.1    $21.50       548,078        7.2     December 2009
                                                             -------      -----              ----------      -----
   TOTAL MAJOR TENANTS ..............                        203,642       32.8%   $10.32    $2,101,350       27.5%

NON-MAJOR TENANTS ...................                        305,608       49.2    $18.15     5,547,981       72.5
                                                             -------      -----              ----------      -----
OCCUPIED TOTAL ......................                        509,250       82.1%   $15.02    $7,649,330      100.0%
                                                                                             ==========      =====
VACANT SPACE ........................                        111,281       17.9
                                                             -------      -----
PROPERTY TOTAL ......................                        620,531      100.0%
                                                             =======      =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Master lease to the seller of the Mortgaged Property. The seller may sublease the space, but must guarantee a rent of $20.50 per square foot.

                            LEASE EXPIRATION SCHEDULE

                                                                                                               CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF    TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
   YEAR       EXPIRING         EXPIRING       EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        EXPIRING*
----------   -----------   ---------------   ---------   -------------   ------------------   --------------   ---------------

   2007           10            $16.71          19,765         3.2%               3.2%              4.3%              4.3%
   2008           19            $21.38          57,769         9.3%              12.5%             16.1%             20.5%
   2009           23            $15.77         159,470        25.7%              38.2%             32.9%             53.3%
   2010           14            $ 8.79         130,601        21.0%              59.2%             15.0%             68.3%
   2011           11            $19.04          64,089        10.3%              69.6%             16.0%             84.3%
   2012            2            $ 5.43           8,246         1.3%              70.9%              0.6%             84.9%
   2013            1            $25.69           2,577         0.4%              71.3%              0.9%             85.7%
   2014            0            $ 0.00               0         0.0%              71.3%              0.0%             85.7%
   2015            2            $ 8.59          20,341         3.3%              74.6%              2.3%             88.0%
   2016            1            $19.75          46,392         7.5%              82.1%             12.0%            100.0%
   2017            0            $ 0.00               0         0.0%              82.1%              0.0%            100.0%
Thereafter         0            $ 0.00               0         0.0%              82.1%              0.0%            100.0%
  Vacant           0                NA         111,281        17.9%             100.0%              0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                           WILDCAT SELF STORAGE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $53,200,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                             Kurt O'Brien
TYPE OF SECURITY                                                             Fee
PARTIAL DEFEASANCE(1)                                                        Yes
MORTGAGE RATE                                                             5.700%
MATURITY DATE                                                  February 11, 2017
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX/INSURANCE                           Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                           Yes
   REPLACEMENT                         $89,785

ADDITIONAL FINANCING(2)         Mezzanine Debt                        $6,650,000

                                                      TRUST ASSET    TOTAL DEBT
                                                      -----------   -----------
CUT-OFF DATE BALANCE                                  $53,200,000   $59,850,000
CUT-OFF DATE BALANCE/SF                               $        67   $        75
CUT-OFF DATE LTV                                             80.0%         90.0%
MATURITY DATE LTV                                            80.0%         80.0%
UW DSCR ON NCF(3)                                            1.37x         1.00x
--------------------------------------------------------------------------------

                                    [PHOTO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 9
LOCATION                                                                 Various
PROPERTY TYPE                                                       Self Storage
SIZE (SF)                                                                797,232
OCCUPANCY AS OF VARIOUS DATES                                              86.3%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                      $66,500,000
PROPERTY MANAGEMENT                               Simply Storage Management, LLC
UW ECONOMIC OCCUPANCY                                                      77.8%
UW REVENUES                                                           $6,866,511
UW TOTAL EXPENSES                                                     $2,607,381
UW NET OPERATING INCOME (NOI)                                         $4,259,131
UW NET CASH FLOW (NCF)                                                $4,169,333
--------------------------------------------------------------------------------

(1)  The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to (i) no event of default has occurred or is continuing, (ii) payment of 110% of the then outstanding allocated loan amount related to such release, (iii) the maintenance of a debt service coverage ratio of no less than 1.25x and (iv)
     the maintenance of a loan-to-value ratio of no greater than 75.0%.

(2)  Future mezzanine debt is permitted provided no event of default has occurred and is continuing and subject to a combined maximum loan-to-value ratio of 80.0%, a combined minimum debt service coverage ratio of 1.20x and upon other conditions as specified in the related Mortgage Loan documents.

(3)  The mezzanine debt is a floating rate loan that accrues interest at a rate of 1-month LIBOR plus 3.000% per annum for the first 5 years and 1-month
     LIBOR plus 3.500% per annum for the remaining 5 years. For purposes of calculating the total debt service coverage ratio, an assumed LIBOR of
     5.320% was utilized to calculate the mezzanine loan debt service.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                            WILDCAT SELF STORAGE POOL
--------------------------------------------------------------------------------

                        WILDCAT SELF STORAGE POOL SUMMARY

                                                                                       ALLOCATED
                                                    ALLOCATED                           CUT-OFF
                                                     CUT-OFF                    NET      DATE
                                                      DATE       YEAR BUILT  RENTABLE   BALANCE
PROPERTY NAME             LOCATION                   BALANCE    / RENOVATED    AREA      PER SF
------------------------  -----------------------  -----------  -----------  --------  ---------

211 Grove Street          Bloomfield Township, NJ  $15,280,000  1915 / 1994    82,240     $186
4125 Hempstead
   Station Drive          Kettering, OH              7,520,000      1998       89,575     $ 84
4900 Franklin Avenue      Norwood, OH                6,880,000      1997      104,335     $ 66
5318 Fields Ertel Road    Cincinnati, OH             5,120,000      1994       92,326     $ 55
2201 Moellering Avenue    Cincinnati, OH             4,480,000      1994       94,547     $ 47
2140 Stapleton Court      Forest Park, OH            3,840,000  1989 & 1996   106,265     $ 36
4820 Trinity Church Road  Dayton, OH                 3,760,000  2000 & 2003    79,200     $ 47
8900 Rossash Road         Cincinnati, OH             3,200,000  1999 & 2003    76,489     $ 42
7888 Wildcat Road         Dayton, OH                 3,120,000      1988       72,255     $ 43
                                                   -----------                -------
TOTAL/AVERAGE                                      $53,200,000                797,232     $ 67
                                                   ===========                =======

                                                 UNDERWRITTEN
                                                      NET                   APPRAISED
                                         UW          CASH       APPRAISED     VALUE
PROPERTY NAME             OCCUPANCY*  OCCUPANCY      FLOW         VALUE      PER SF
------------------------  ----------  ---------  ------------  -----------  ---------

211 Grove Street             87.7%       80.0%    $1,127,419   $19,100,000     $232
4125 Hempstead
   Station Drive             94.1%       92.8%       636,430     9,400,000     $105
4900 Franklin Avenue         88.5%       80.0%       654,508     8,600,000     $ 82
5318 Fields Ertel Road       94.8%       84.0%       471,568     6,400,000     $ 69
2201 Moellering Avenue       88.4%       78.2%       351,031     5,600,000     $ 59
2140 Stapleton Court         69.0%       59.1%       192,000     4,800,000     $ 45
4820 Trinity Church Road     94.8%       80.2%       280,116     4,700,000     $ 59
8900 Rossash Road            83.8%       83.4%       291,254     4,000,000     $ 52
7888 Wildcat Road            76.7%       63.9%       165,007     3,900,000     $ 54
                                                  ----------   -----------
TOTAL/AVERAGE                86.3%       77.8%    $4,169,333   $66,500,000     $ 83
                                                  ==========   ===========

*     The occupancy source dates are November 21, 2006 for 211 Grove Street,
      November 30, 2006 for 7888 Wildcat Road, January 17, 2007 for 4820
      Trinity Church Road and December 30, 2006 for each of the others.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                  SEALY C POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $53,025,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                       David Lichtenstein
TYPE OF SECURITY                                                             Fee
PARTIAL DEFEASANCE(1)                                                        Yes
MORTGAGE RATE                                                             5.830%
MATURITY DATE                                                  February 11, 2017
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                Yes
   ENGINEERING             $843,241

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                Yes
   REPLACEMENT(2)          $151,013
   TI/LC(3)                $352,363

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $53,025,000
CUT-OFF DATE BALANCE/SF                                                      $53
CUT-OFF DATE LTV                                                           75.0%
MATURITY DATE LTV                                                          70.0%
UW DSCR ON NCF                                                             1.24x
--------------------------------------------------------------------------------

                                     [PHOTO]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                14
LOCATION                                                                 Various
PROPERTY TYPE                                                 Industrial -- Flex
SIZE (SF)                                                              1,006,752
OCCUPANCY AS OF NOVEMBER 28, 2006                                          93.4%
YEAR BUILT / YEAR RENOVATED                                         Various / NA
APPRAISED VALUE                                                      $70,700,000
PROPERTY MANAGEMENT                               Beacon Property Management LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $7,923,254
UW TOTAL EXPENSES                                                     $2,770,956
UW NET OPERATING INCOME (NOI)                                         $5,152,299
UW NET CASH FLOW (NCF)                                                $4,647,705
--------------------------------------------------------------------------------

(1)  The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to (i) no event of default having occurred or continuing to occur, (ii) payment of 110% of the then outstanding allocated loan amount, (iii) the maintenance of a loan-to-value ratio no greater than 75.0% and (iv) the maintenance of a debt service coverage ratio of no less than 1.16x or the trailing twelve-month debt service coverage ratio, whichever is greater.

(2)  Ongoing deposits to the replacement reserve are capped at $528,545.

(3)  Ongoing deposits to the TI/LC reserve are capped at $1,233,271.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                  SEALY C POOL
--------------------------------------------------------------------------------

                              SEALY C POOL SUMMARY

                                                                                    ALLOCATED
                                              ALLOCATED                              CUT-OFF
                                               CUT-OFF                      NET       DATE
                                                 DATE                    RENTABLE    BALANCE
PROPERTY NAME                   LOCATION       BALANCE     YEAR BUILT      AREA      PER SF
------------------------   ---------------   -----------   ----------   ---------   ---------

7402-7648 Reindeer Trail   San Antonio, TX   $ 9,375,000      1975        251,125      $37
520-524 Elmwood Park
   Boulevard               Harahan, LA         7,912,500      1986        102,209      $77
5405 Bandera Road          Leon Valley, TX     5,475,000      1982        145,394      $38
6565 Exchequer Drive       Baton Rouge, LA     4,462,500      1986        108,800      $41
1700 Grandstand Drive      San Antonio, TX     3,975,000      1986         59,754      $67
150 Teal Street            New Orleans, LA     3,787,500      2000         53,544      $71
120 Mallard Street         New Orleans, LA     3,112,500      1981         53,520      $58
11441 Industriplex
   Boulevard               Baton Rouge, LA     2,962,500      1987         35,596      $83
11301 Industriplex
   Boulevard               Baton Rouge, LA     2,662,500      1985         38,396      $69
107 Mallard Street         New Orleans, LA     2,062,500      1985         23,436      $88
100 James Drive            New Orleans, LA     2,025,000      1980         43,055      $47
7042 Alamo Downs
   Parkway                 San Antonio, TX     1,837,500      1982         27,987      $66
143 Mallard Street         New Orleans, LA     1,762,500      1982         23,436      $75
150 Canvasback Drive       New Orleans, LA     1,612,500      1986         40,500      $40
                                             -----------                ---------
TOTAL/AVERAGE                                $53,025,000                1,006,752      $53
                                             ===========                =========

                                                       UNDERWRITTEN
                                                            NET
                                                           CASH        APPRAISED      APPRAISED
PROPERTY NAME               OCCUPANCY   UW OCCUPANCY       FLOW          VALUE      VALUE PER SF
-------------------------   ---------   ------------   ------------   -----------   ------------

7402-7648 Reindeer Trail       94.7%        95.0%       $  714,123    $12,500,000       $ 50
520-524 Elmwood Park
   Boulevard                   81.1%        95.0%          733,385     10,550,000       $103
5405 Bandera Road              94.3%        95.0%          406,045      7,300,000       $ 50
6565 Exchequer Drive          100.0%        95.0%          358,348      5,950,000       $ 55
1700 Grandstand Drive          84.1%        95.0%          331,943      5,300,000       $ 89
150 Teal Street               100.0%        95.0%          346,089      5,050,000       $ 94
120 Mallard Street            100.0%        95.0%          433,006      4,150,000       $ 78
11441 Industriplex
   Boulevard                   87.6%        95.0%          287,389      3,950,000       $111
11301 Industriplex
   Boulevard                   79.6%        95.0%          211,599      3,550,000       $ 92
107 Mallard Street            100.0%        95.0%          181,891      2,750,000       $117
100 James Drive               100.0%        95.0%          239,703      2,700,000       $ 63
7042 Alamo Downs
   Parkway                     88.1%        95.0%          147,685      2,450,000       $ 88
143 Mallard Street             99.0%        95.0%          140,565      2,350,000       $100
150 Canvasback Drive          100.0%        95.0%          115,933      2,150,000       $ 53
                                                        ----------    -----------
TOTAL/AVERAGE                  93.4%        95.0%       $4,647,705    $70,700,000       $ 70
                                                        ==========    ===========

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30

--------------------------------------------------------------------------------
                                  SEALY C POOL
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET                         % OF TOTAL
                                     RATINGS(1)     NET RENTABLE  RENTABLE  BASE RENT    ANNUAL      ANNUAL          LEASE
TENANT                           FITCH/MOODY'S/S&P    AREA (SF)     AREA       PSF      BASE RENT   BASE RENT      EXPIRATION
-------------------------------  -----------------  ------------  --------  ---------  ----------  ----------  ------------------

MAJOR TENANTS
   Fed Ex Ground ..............     AA-/Aa3/AA-          66,600      6.6%     $ 4.54   $  302,671      4.9%       December 2011
   Wink Incorporated ..........       NR/NR/NR           41,313      4.1      $12.70      524,852      8.5          May 2010
   PSS World Medical ..........       NR/NR/BB           40,500      4.0      $ 3.96      160,380      2.6         August 2008
   Allegro Ltd. ...............       NR/NR/NR           38,833      3.9      $ 4.22      164,003      2.6             MTM
   Seimens Real Estate ........     AA-/Aa3/AA-          22,948      2.3      $ 9.44      216,629      3.5         April 2010
   Houston Wire & Cable .......       NR/NR/NR           22,200      2.2      $ 4.75      105,450      1.7       September 2009
   San Antonio Express News ...       NR/NR/NR           20,000      2.0      $ 4.20       84,000      1.4         April 2008
   Southwest Stainless ........       NR/NR/NR           20,000      2.0      $ 4.86       97,200      1.6          July 2009
   Caremark ...................     BBB/Baa3/BBB         18,200      1.8      $ 8.50      154,700      2.5        January 2009
   Plan B, Inc. ...............       NR/NR/NR           17,539      1.7      $ 3.90       68,470      1.1     Multiple Spaces(2)
                                                      ---------    -----               ----------    -----
   TOTAL MAJOR TENANTS ........                         308,133     30.6%     $ 6.10   $1,878,355     30.3%
NON-MAJOR TENANTS .............                         635,386     63.1      $ 6.81    4,327,938     69.7
                                                      ---------    -----               ----------    -----
OCCUPIED TOTAL ................                         943,519     93.7%     $ 6.58   $6,206,294    100.0%
VACANT SPACE ..................                          63,233      6.3               ==========    =====
                                                      ---------    -----
PROPERTY TOTAL ................                       1,006,752    100.0%
                                                      =========    =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 13,039 square feet expire in November 2008 and approximately 4,500 square feet is leased on an MTM basis.

                            LEASE EXPIRATION SCHEDULE

                                                                                                              CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
   YEAR       EXPIRING         EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        EXPIRING*
----------   -----------   ---------------   --------   -------------   ------------------   --------------   ---------------

   2007           25           $ 4.96         159,891       15.9%              15.9%              12.8%             12.8%
   2008           28           $ 6.15         203,914       20.3%              36.1%              20.2%             33.0%
   2009           35           $ 6.54         263,554       26.2%              62.3%              27.8%             60.8%
   2010           21           $ 8.91         149,567       14.9%              77.2%              21.5%             82.2%
   2011           12           $ 5.88         144,682       14.4%              91.5%              13.7%             95.9%
   2012            2           $11.57          19,906        2.0%              93.5%               3.7%             99.6%
   2013            1           $11.00           2,005        0.2%              93.7%               0.4%            100.0%
   2014            0           $ 0.00               0        0.0%              93.7%               0.0%            100.0%
   2015            0           $ 0.00               0        0.0%              93.7%               0.0%            100.0%
   2016            0           $ 0.00               0        0.0%              93.7%               0.0%            100.0%
   2017            0           $ 0.00               0        0.0%              93.7%               0.0%            100.0%
Thereafter         0           $ 0.00               0        0.0%              93.7%               0.0%            100.0%
  Vacant           0               NA          63,233        6.3%             100.0%               0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2
     to the Prospectus Supplement for certain information regarding multifamily
     Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for
     certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus
     Supplement for certain information relating to the commercial tenants at the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for
     certain information relating to cross-collateralized and cross-defaulted
     Mortgage Loans. See Annexes A-6 to A-8 to the Prospectus Supplement for
     certain information relating to the 1620 Eye Street Mortgage Loan, Marshall
     B. Coyne Building Mortgage Loan and the Waters Edge Apartments Mortgage
     Loan.

                        SIGNIFICANT SPONSOR CONCENTRATION

                                      # OF LOANS/             AGGREGATE    % OF CUT-OFF      WEIGHTED       WEIGHTED     WEIGHTED
                                       MORTGAGED    LOAN       CUT-OFF       DATE POOL   AVERAGE CUT-OFF   AVERAGE UW     AVERAGE
SPONSOR                                PROPERTIES  NUMBER   DATE BALANCE      BALANCE        DATE LTV     DSCR ON NCF  MORTGAGE RATE
------------------------------------  -----------  ------  --------------  ------------  ---------------  -----------  -------------

Tishman Speyer and BlackRock Realty
   Advisors, Inc. ..................      1/2         1    $1,500,000,000      19.0%          55.6%          1.73x         6.434%
AVR Realty .........................      1/1         2    $  536,000,000       6.8%          80.0%          1.10x         5.454%
Vornado Realty L.P. ................      1/1         3    $  430,000,000       5.4%          78.2%          1.21x         5.482%
Fortis Property Group, LLC .........      1/1         4    $  387,500,000       4.9%          87.2%          1.16x         5.659%
SL Green Realty Corp. ..............      1/1         5    $  315,000,000       4.0%          70.9%          1.20x         5.608%
Olen Properties, LLC ...............      1/1         6    $  280,000,000       3.5%          80.0%          1.21x         6.136%

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Seven (7) groups of Mortgage Loans, representing approximately 1.9% of the Cut-Off Date Pool
     Balance, are cross-collateralized and/or cross-defaulted with one or more
     Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the
     Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described on the next page) will be
     cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and/or cross-collateralization rights upon a Mortgage Loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

o    DSC RATIO AND LTV RATIO ADJUSTMENTS. The DSC ratio and LTV ratio at certain of the Mortgaged Properties have been adjusted to take into account certain letters of credit and loan cash escrows retained at origination or to determine the LTV ratios on an "as-stabilized" basis assuming certain assumptions come to pass. The table below identifies Mortgage Loans where the unaudited adjustments are reflected in the DSC Ratio and LTV Ratio, as applicable. See "RISK FACTORS--Risks Relating to Net Cash Flow" and
     "--Inspections and Appraisals May Not Accurately Reflect Value or Condition
     of Mortgaged Property" in the Prospectus Supplement.

                           ADJUSTED LTV OR DSC RATIOS

                                                                                                % OF CUT-OFF DATE
TYPE OF ADJUSTMENT                                # OF LOANS            LOAN NUMBERS              POOL BALANCE
-----------------------------------------------   ----------   ------------------------------   -----------------

LTV ratio is based on the "as-stabilized"             20        9, 19.01, 21, 27, 32, 33, 36,          7.8%
   appraised value. ...........................                37, 38, 43, 67, 109, 123, 124,
                                                               125, 130, 133, 145, 184, 190
Adjustment to LTV and DSC ratios based upon
   certain cash escrows or letters of credit ..        1       18                                      0.7%
Adjustment to DSC ratio based upon certain cash       13       21, 58, 62, 98, 124, 125, 151,          2.2%
   escrows or letters of credit ...............                154, 172, 176, 190, 222, 244

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

o    SUBORDINATE FINANCING.

                         EXISTING SUBORDINATE FINANCING

                                                                                                          % OF CUT-OFF DATE
                                                     # OF LOANS               LOAN NUMBERS                   POOL BALANCE
                                                     ----------   -------------------------------------   -----------------

Mezzanine Debt Secured by Ownership Interests in                   1, 2, 9, 13, 18, 19, 23, 42, 46, 47,
Borrower .........................................       18            51, 55, 60, 61, 70, 82, 88, 117           34.2%
Secured by Mortgaged Property ....................        6              25, 35, 49, 76, 109, 131                 2.0%
Unsecured Debt ...................................        2                      207, 256                         0.1%

                          FUTURE SUBORDINATE FINANCING

                                                                                                            % OF CUT-OFF DATE
                                                       # OF LOANS               LOAN NUMBERS                   POOL BALANCE
                                                       ----------   -------------------------------------   -----------------

Secured by Mortgaged Property (Pari Passu) and/or
   Borrower Interests ..............................        1                        1                             19.0%
Secured by Borrower Interests ......................       49       1, 8, 12, 14, 17, 19, 24, 25, 44, 46,          13.3%
                                                                     48, 49, 50, 54, 58, 61, 63, 71, 86,
                                                                       92, 96, 103, 104, 107, 119, 124,
                                                                      132, 133, 134, 138, 143, 148, 154,
                                                                      156, 160, 163, 166, 168, 171, 174,
                                                                      178, 179, 191, 193, 223, 225, 226,
                                                                                240, 248, 263
Secured by Borrower Interests and Unsecured Debt ...        3                    13, 23, 189                        1.5%
Secured by Mortgaged Property ......................        3                    59, 101, 198                       0.5%
Unsecured Debt .....................................        4                 105, 114, 204, 208                    0.4%
Secured by Mortgaged Property and Borrower
   Interests .......................................        1                        142                            0.1%
Secured by Mortgaged Property and Unsecured Debt ...        1                        211                            0.1%

See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates Additional
Risks" in the Prospectus Supplement.

                           SUBORDINATE COMPANION LOANS

                                                                               CUT-OFF DATE
                                                  CUT-OFF DATE    % CUT-OFF     SUBORDINATE
                                                    PRINCIPAL     DATE POOL      COMPANION
         MORTGAGE LOAN             LOAN NUMBER       BALANCE       BALANCE     LOAN BALANCE   PRIMARY SERVICER
--------------------------------   -----------   --------------   ---------   -------------   ----------------

Five Times Square ..............         2       $  536,000,000       6.8%      $67,000,000     Wachovia Bank
One Congress Street ............         7          190,000,000       2.4       $18,500,000     Wachovia Bank
PNC Corporate Plaza ............        14           61,000,000       0.8       $ 4,700,000     Wachovia Bank
Spring Mill Corporate Center ...        18           57,100,000       0.7       $ 5,000,000     Wachovia Bank
Sealy B Pool ...................        29           42,960,000       0.5       $ 2,682,448     Wachovia Bank
Eastland Center ................        33           39,500,000       0.5       $ 6,500,000     Wachovia Bank
The Morgan Apartments ..........        43           33,250,000       0.4       $ 2,550,000     Wachovia Bank
Tyco International Building ....        45           31,200,000       0.4       $ 1,800,000     Wachovia Bank
Time Warner Building ...........        80           17,500,000       0.2       $ 2,853,000     Wachovia Bank
Environmental Technologies .....        85           16,200,000       0.2       $ 2,700,000     Wachovia Bank
Gateway Executive Center .......       159            6,800,000       0.1       $   425,000     Wachovia Bank
Sandy Retail Center ............       171            5,886,758       0.1       $   369,690     Wachovia Bank
Virginia Village Apartments ....       218            3,840,000       0.0       $   240,000     Wachovia Bank
                                                 --------------      ----
                                                 $1,041,236,758      13.2%
                                                 --------------      ----

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

                           PARI PASSU COMPANION LOANS

                                                          CUT-OFF      % OF CUT-OFF    CUT-OFF DATE
                                                           DATE            DATE         PARI PASSU       % OF
                                              LOAN       PRINCIPAL         POOL          COMPANION     PARI PASSU    CONTROLLING
                                             NUMBER       BALANCE        BALANCE       LOAN BALANCE       DEBT       TRANSACTION
                                             ------   --------------   ------------   --------------   ----------   --------------

Peter Cooper Village & Stuyvesant Town ...      1     $1,500,000,000       19.0%      $1,500,000,000       50%      WBCMT 2007-C30
Five Times Square ........................      2        536,000,000        6.8       $  536,000,000       50%      WBCMT 2007-C30
State Street Financial Center ............      4        387,500,000        4.9       $  387,500,000       50%       LBUBS 2007-C1
485 Lexington Avenue .....................      5        315,000,000        4.0       $  135,000,000       70%      WBCMT 2007-C30
                                                      --------------      -----
                                                      $2,738,500,000      34.6%
                                                      --------------      ----

See "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" in the Prospectus
Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C30
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CREDIT SUISSE                 GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.

                                       106